UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Centrus Energy Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Centrus Energy Corp.
6901 Rockledge Drive, Suite 800
Bethesda, Maryland 20817
April 28, 2023
Dear Stockholder:
You are cordially invited to attend our annual meeting of stockholders to be held on Tuesday, June 20, 2023, at 10:00 a.m., Eastern Daylight Time. We are pleased that this year’s annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the meeting, vote, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/LEU2023 and entering your secure control number, which can be found on your proxy card. We recommend that you log in at least ten minutes before the meeting to ensure you are logged in when the meeting starts.
At the meeting, you will be asked to vote on each of the five proposals set forth in the Notice of Annual Meeting of Stockholders, which describes the formal business to be conducted at the annual meeting and follows this letter.
Your vote is important no matter how many shares you own. We encourage you to vote your shares today. You may vote by using telephone or Internet voting systems or, if you received a full set of the proxy materials by mail, by completing and returning the enclosed proxy card in the postage-paid envelope provided.
We appreciate your continued confidence in the Company and look forward to your participation at our annual meeting.
Sincerely,

Mikel H. Williams Chairman of the Board	Daniel B. Poneman President and Chief Executive Officer

Centrus Energy Corp.
6901 Rockledge Drive, Suite 800
Bethesda, Maryland 20817
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 20, 2023
The Annual Meeting of Stockholders of Centrus Energy Corp. will be held on Tuesday, June 20, 2023, at 10:00 a.m., Eastern Daylight Time, online via live webcast at www.virtualshareholdermeeting.com/LEU2023, for the following purpose:
1.
To elect seven director nominees for a term of one year;

2.
To hold an advisory vote to advise the Board on the frequency of holding the advisory vote on the Company’s executive compensation;

3.
To hold an advisory vote to approve the Company’s executive compensation;

4.
To hold a vote to approve the Section 382 Rights Agreement, as amended;

5.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023; and

6.
To transact such other business as may properly come before the meeting or any adjournments thereof.

We are enclosing a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with this Notice and Proxy Statement.
The record date for determining stockholders entitled to notice of, and to vote at, the meeting was the close of business on April 24, 2023. Please use telephone or Internet voting systems or, if you received a full set of the proxy materials by mail, complete and return the enclosed proxy card in the postage-paid envelope provided at your earliest convenience to vote your shares. Telephone and Internet voting information is provided on your proxy card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 20, 2023: This Proxy Statement and our Annual Report for the year ended December 31, 2022 are available free of charge at www.proxyvote.com for viewing, downloading and printing.
By Order of the Board of Directors,
Dennis J. Scott
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
Bethesda, Maryland
April 28, 2023

PROXY SUMMARY
This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
CENTRUS ENERGY CORP. 2023 ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	10:00 a.m., Eastern Daylight Time, Tuesday, June 20, 2023
Place:	Online via live webcast. Stockholders may only participate online by logging in at www.virtualshareholdermeeting.com/LEU2023
Record Date:	April 24, 2023
Voting:	Holders of our Class A common stock as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
MEETING AGENDA AND VOTING RECOMMENDATIONS
Board Vote Recommendation
Election of seven directors	For
all the director nominees
Management proposals
Advisory vote to advise the Board on the frequency of holding the advisory vote on the Company’s executive compensation	1 Year
Advisory vote to approve the Company’s executive compensation	For
Vote to approve the Section 382 Rights Agreement, as amended	For
Ratification of Deloitte & Touche LLP as auditor for 2023	For
Transact other business that properly comes before the meeting
BOARD NOMINEES
Name	Age	Director Since	Principal Occupation	Independent	EC	AFC(1)	CNGC	TCRC
Mikel H. Williams	66	2013	Chief Executive Officer, Targus International LLC	X	X	X
Kirkland H. Donald	69	2021	Chairman, HII, Inc.	X		X		X
Tina W. Jonas	63	2020	Private Investor	X	X	X	X
William J. Madia	75	2008	Vice President emeritus, Stanford University		X			X
Daniel B. Poneman	67	2015	President and Chief Executive Officer		X
Bradley J. Sawatzke	64	2021	Retired Chief Executive Officer, Energy Northwest	X			X	X
Neil S. Subin	59	2017	Chief Investment Officer, MILFAM	X			X
EC:	Executive Committee
AFC:	Audit and Finance Committee
CNGC:	Compensation, Nominating and Governance Committee
TCRC:	Technology, Competition and Regulatory Committee

(1)
Mr. Jagodinski has not been nominated for re-election and will step down from the Board at the Annual Meeting. Following Mr. Jagodinski’s retirement from the Board, Kirkland Donald will fill the vacancy on the Audit and Finance Committee and Mikel Williams will serve as Chair of the Audit and Finance Committee.

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PROXY STATEMENT
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Centrus Energy Corp. (“Centrus,” the “Company,” “we,” “us,” or “our”) of proxies to be voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held online via live webcast at www.virtualshareholdermeeting.com/LEU2023 on June 20, 2023, beginning at 10:00 a.m., Eastern Daylight Time. The proxies also may be voted at any adjournments or postponements of the meeting.
References in this Proxy Statement to “common stock” or “shares” refer to our Class A common stock unless we state otherwise, or the context otherwise requires.
Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 20, 2023. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available free of charge at www.proxyvote.com for viewing, downloading and printing.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
What matters will be voted on at the Annual Meeting?
The following matters will be voted on at the Annual Meeting:
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Proposal 1: Election of seven director nominees for a term of one year;

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Proposal 2: Advisory vote on the frequency of holding the advisory vote on the Company’s executive compensation;

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Proposal 3: Approval, on an advisory basis, of the Company’s executive compensation;

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Proposal 4: Approval of the Section 382 Rights Agreement, as amended;

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Proposal 5: Ratification of the appointment of Deloitte & Touche LLP as Centrus’ independent auditors for 2023; and

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Such other business as may properly come before the meeting or any adjournments thereof.

How does the board of directors recommend that I vote?
The Board of Directors recommends that you vote:
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FOR the election of seven director nominees for a term of one year;

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FOR a frequency of one year as an advisory vote for holding the advisory vote on executive compensation;

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FOR the approval, on an advisory basis, of the Company’s executive compensation;

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FOR the approval of the Section 382 Rights Agreement, as amended; and

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FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023.

Who may vote at the meeting?
Holders of our Class A common stock at the close of business on the record date of April 24, 2023, may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:
•
held directly in your name with our transfer agent, Computershare, as a “stockholder of record;” and

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held for you in an account with a broker, bank or other nominee (shares held in “street name” for a “beneficial owner”).

How do I participate in the meeting?
Our Annual Meeting will be held exclusively online via a live webcast. There will be no physical meeting location. The virtual nature of the meeting will enable us to communicate more effectively with our stockholders. Stockholders will be able to listen, vote and submit questions from any location with Internet connectivity.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/LEU2023 and enter the 16-digit control number included on your proxy card. We recommend that you log in at least ten minutes before the meeting to ensure you are logged in when the meeting starts. The meeting will begin promptly at 10:00 a.m. Eastern Daylight Time on June 20, 2023.
If you wish to submit a question, you may submit your question during the meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/LEU2023 and type your question into the “Q&A” field and click “Send.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions that are not pertinent to meeting matters such as questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, will not be answered.
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.
How many shares must be present to hold the meeting?
A majority of Centrus’ outstanding shares of Class A common stock as of the record date, April 24, 2023, must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum. On April 24, 2023, the record date for the Annual Meeting, there were 14,761,818 shares of Centrus Class A common stock outstanding, each entitled to one vote. Your shares are counted as present at the meeting if you vote online during the meeting or have properly submitted a proxy card or voting instructions prior to the meeting.
What is the required vote for each proposal?
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Proposal 1 — Election of Directors.   Directors are elected by a plurality of the votes cast.

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Proposal 2 — Advisory Vote on the Frequency of Holding the Advisory Vote on the Company’s Executive Compensation.   The advisory vote on the frequency of holding the advisory vote on the Company’s executive compensation requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of the Class A common stock entitled to vote thereat held by such stockholder. However, if no frequency option receives the vote of the holders of a majority of the stock represented and entitled to vote thereof, the alternative receiving the most votes of shares of our Class A common stock will be considered by our Board to be the advice of our stockholders on this matter.

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Proposal 3 — Advisory Vote to Approve the Company’s Executive Compensation.   The advisory vote on the Company’s executive compensation requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

•
Proposal 4 — Approval of the Section 382 Rights Agreement, as amended.   The approval of the Section 382 Rights Agreement, as amended, requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

•
Proposal 5 — Ratification of Appointment of Independent Auditors.   The ratification of the appointment of the independent auditor requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

What are broker non-votes?
Banks, brokers, or nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. Proposal 5 is a routine matter on which brokers may vote in this way.

A “broker non-vote” occurs when a bank, broker or nominee holding shares for a beneficial owner does not vote on a particular matter because it has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular matter. Proposals 1, 2, 3, and 4 are non-routine matters.
What is the effect of abstentions and broker non-votes?
Both abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. An abstention will have no effect on the election of directors but will have the same legal effect as a vote against Proposals 2, 3, 4, and 5. Broker non-votes will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes will not impact the outcome of the vote on any of the proposals.
How do I vote my shares?
You may vote using any of the following methods:
Stockholders of Record
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By Mail.   If you received a full set of the proxy materials by mail, be sure to complete, sign and date the proxy card accompanying this Proxy Statement and return it in the prepaid envelope. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney, or officer of a corporation), you should indicate your name and title or capacity. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named as proxies in the proxy card will vote the shares represented by that proxy as recommended by the Board.

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By telephone or over the Internet prior to the Annual Meeting.   You can vote by calling the toll-free telephone number on your proxy card and following the voice prompts that you hear during the call. By following the voice prompts, you may vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is provided on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded. A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Daylight Time on June 19, 2023. If you vote by telephone or on the Internet, you should not separately return your proxy card or voting instruction card.

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Over the Internet during the Annual Meeting.   If you choose to vote over the Internet during the Annual Meeting, you need to visit www.virtualshareholdermeeting.com/LEU2023. You can confirm that your instructions have been properly recorded. The control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares. Proxies submitted over the Internet during the Annual Meeting must be submitted prior to the closing of polls by visiting www.virtualshareholdermeeting.com/LEU2023.

If you have questions regarding the Annual Meeting of Stockholders, please call (301) 564-3399.
Beneficial Owners
If you are a beneficial owner whose shares are held of record by a broker, bank, or other nominee, be sure to complete, sign and return the voting instruction card received from your broker, bank, or other nominee. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.
If you plan to attend and vote your shares online at the Annual Meeting and your shares are held in street name, you must register in advance. In order to login to the online Annual Meeting, you will need the unique account number which appears in your proxy materials and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number. You may also attend the meeting as a guest without a control number in a listen-only mode.
What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. If you just sign and submit your proxy card without marking your vote on any particular matter(s), your shares will be voted as follows on such matter(s):
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FOR the election of seven director nominees for a term of one year;

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FOR the frequency of one year as an advisory vote for holding the advisory vote on the Company’s executive compensation;

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FOR the approval, on an advisory basis, of the Company’s executive compensation;

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FOR the approval of the Section 382 Rights Agreement, as amended; and

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FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023.

May I revoke my proxy and change my vote?
You may revoke your proxy at any time before it is voted at the Annual Meeting by:
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submitting a properly executed proxy card with a later date, which proxy card is received prior to the date of the Annual Meeting;

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delivering to the Company’s Secretary, prior to the date of the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

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voting online during the Annual Meeting; or

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only in the event you submitted your vote by telephone or over the Internet, calling the toll-free telephone number or visiting the website provided on your proxy card by 11:59 p.m. Eastern Daylight Time on June 19, 2023.

How are proxies solicited and what are the costs?
This proxy is solicited by the Board of Directors of Centrus. The cost of soliciting proxies will be borne by Centrus. In addition to the solicitation of proxies by mail and via internet, we may also solicit proxies through our directors, officers, and employees. They will not receive additional compensation for these activities. We will also request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so. Additionally, the Company has engaged Harkins, Kovler, Leventhal & Co., LLC” (“HKL”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. The Company has agreed to pay HKL a fee of $25,000, plus costs and expenses, for these services. In addition, we have agreed to indemnify HKL and certain related persons against certain liabilities relating to or arising out of HKL’s engagement. Other costs of soliciting votes in connection with this Proxy Statement have been, or will be, paid by the Company.
What is householding?
To reduce costs, Centrus utilizes the householding rules of the Securities and Exchange Commission (“SEC”) that permit the delivery of one set of proxy materials to stockholders who have the same address to achieve the benefit of reduced printing and mailing costs. Stockholders residing at a shared address will continue to receive separate proxy cards. If you wish to receive a separate set of materials, please write or call as specified below, and we will promptly mail them to you at no charge. If a broker, or other nominee, holds your shares, please contact your broker or nominee directly.
The Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, excluding exhibits, is provided with this Proxy Statement and both documents are available under the

“Investor Relations-SEC Filings” section of our website at www.centrusenergy.com. Stockholders may obtain a copy of the exhibits to the Annual Report on Form 10-K by contacting us by mail at the following address: Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817, Attention: Investor Relations, or by telephone at (301) 564-3399. Stockholders also may access a copy of our Form 10-K, including exhibits, on the SEC website at www.sec.gov.
How can I find out the results of the Annual Meeting?
Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Whom should I call if I have questions about the Annual Meeting?
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact HKL & Co., LLC, our proxy solicitor, by mail at 3 Columbus Circle, 15th Floor, New York, NY 10019, or by telephone toll-free at (844) 218-8384 (from the U.S. and Canada) or at (212) 468-5380 (from other locations). Banks and brokerage firms may call collect at (212) 468-5380 or reach us by email at Centrus@hklco.com.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

PROPOSAL 1. ELECTION OF DIRECTORS
The current structure of our Board of Directors (the “Board”) consists of eight directors elected by the holders of Centrus Class A common stock and one director elected by the holders of Centrus Class B common stock, as described below under “Other Director — Investor-Designated Director.” For further information, please see the section of this Proxy Statement titled “Criteria for Board Membership.”
Mr. Jagodinski has not been nominated for re-election and will step down from the Board at the Annual Meeting, at which time the Board will automatically be adjusted to comprise seven directors elected by the holders of Centrus Class A common stock and one director elected by the holders of Centrus Class B common stock. Accordingly, at the Annual Meeting, seven directors are to be elected to hold office until the 2024 annual meeting or until their successors have been duly elected and qualified or until his or her death, resignation, or removal. The seven nominees for election at the Annual Meeting are listed below, with brief biographies. Each nominee is currently serving as a director of the Company.
The Board has determined that each nominee except Daniel B. Poneman, our President and Chief Executive Officer (“CEO”) and William J. Madia, satisfies the NYSE American LLC’s (“NYSE American”) definition of an independent director. All nominees have consented to serve if elected, but if any nominee becomes unavailable or unwilling for good cause to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee.
The Board recommends voting FOR approval of the election of these seven nominees as directors.
NOMINEES FOR DIRECTOR
Incumbent Director Nominees
Mikel H. Williams	Director since 2013 Age 66

Mr. Williams has served since 2016 as the CEO and a director of Targus International LLC, a leading global supplier of tech accessories and carrying cases for the mobile working lifestyle.
Mr. Williams formerly served as the CEO and a director of JPS Industries, Inc., a special composite materials manufacturer, from 2013 until its sale in 2015. Prior to that, Mr. Williams was the CEO, President and Director of DDi Corporation, a leading provider of time-critical, technologically advanced electronics manufacturing services, from November 2005 until its sale in May 2012, and a Senior Vice President and Chief Financial Officer (“CFO”) of DDi from November 2004 to October 2005. Mr. Williams has also served in various management positions with several technology related companies in the manufacturing, telecommunications, and professional services industries. Mr. Williams also served on the board of directors of B. Riley Financial, Inc. until its purchase of Targus in October 2022. Mr. Williams formerly served on the board of directors of Tellabs, Inc., until it was sold in 2013; Lightbridge Communications Corp., until it was sold in February 2015; and Iteris, Inc., from 2011 through 2019.
In recommending the election of Mr. Williams, the Board considered the following key competencies: Centrus leadership as current Chairman; CEO and CFO experience; advanced technology and manufacturing experience; and public company experience. Mr. Williams has served as Centrus’ Chairman since September 2014.

William J. Madia	Director since 2008 Age 75

Dr. Madia is a vice president emeritus at Stanford University where he was responsible for oversight of the SLAC National Accelerator Laboratory, a U.S. Department of Energy (“DOE”) national science lab. Dr. Madia retired from Stanford in October 2019. Dr. Madia is also president of Madia & Associates, Inc., an executive consulting services firm. Dr. Madia retired in 2007 as Executive Vice President of Laboratory Operations of the Battelle Memorial Institute, a non-profit independent research and development organization, where he oversaw the management or co-management of six DOE National Laboratories. Dr. Madia served in that position beginning in 1999. In addition, he was President and CEO of UT-Battelle, LLC, and Laboratory Director at both Pacific Northwest and Oak Ridge National Laboratories. He managed Battelle’s global environmental business, served as President of Battelle Technology International, President and Director of Battelle’s Columbus Laboratories, and Corporate Vice President and General Manager of Battelle’s Project Management Division. He currently serves as a board member at Type 1 Energy, a fusion startup.
In recommending the election of Dr. Madia, the Board considered the following key competencies: science and technology experience, including a Ph.D. in nuclear chemistry; nuclear experience; DOE experience, including the management of six DOE laboratories; and executive and management experience.

Daniel B. Poneman	Director since 2015 Age 67

Mr. Poneman has been our President and CEO and a director of Centrus since March 23, 2015. From 2009 to 2014, Mr. Poneman was the Deputy Secretary of Energy, also serving as the chief operating officer of the U.S. Department of Energy. Between April 23, 2013 and May 21, 2013, Mr. Poneman served as Acting Secretary of Energy. Prior to assuming his duties as Deputy Secretary, Mr. Poneman served as a principal of the Scowcroft Group for eight years, providing strategic advice to corporations in a variety of strategic industries. In addition, for eight years he practiced law as a partner at Hogan & Hartson and as an associate at Covington & Burling, advising clients on regulatory and policy matters. In prior tours of government, he served as a White House Fellow and as Director of Defense Policy and Arms Control at the National Security Council. From 1993 through 1996 he was Special Assistant to the President and Senior Director for Nonproliferation and Export Controls at the National Security Council. Mr. Poneman is a Senior Fellow at the Belfer Center for Science and International Affairs at the Harvard Kennedy School, a Distinguished Fellow at the Paulson Institute, and a member of the Council on Foreign Relations. He has published four books, most recently Double Jeopardy: Combating Nuclear Terror and Climate Change (MIT Press, 2019). In 2020, he served as commissioner on the National Commission on Grid Resilience.
In recommending the election of Mr. Poneman, the Board considered the following key competencies: current service as Centrus CEO; energy experience; government and contracting experience; and nuclear and defense experience.

Neil S. Subin	Director since 2017 Age 59

Mr. Subin serves as Chief Investment Officer for MILFAM, a single-family office exclusively managing the assets of the Miller family. Previously, Mr. Subin was the Chairman of Broadbill Investment Partners, LLC, a private investment management firm focused on distressed and special situations investments. Prior to Broadbill, he was the founder and Managing Director of Trendex Capital Management Corp., a private investment advisor focusing primarily on financially distressed companies. Mr. Subin serves on other boards of directors, including those of Alimco Financial Corp. and DynTek Inc. Mr. Subin has held numerous other board seats, including on the boards of directors of Penn Treaty American Corp., PHAZR Inc., FiberTower Corp., Phosphate Holdings, Inc. and Institutional Financial Markets, Inc.
In recommending the election of Mr. Subin, the Board considered the following key competencies: finance experience; and public company experience.

Tina W. Jonas	Director since 2020 Age 63

Ms. Jonas is an executive with a distinguished career in government and in the private sector. Ms. Jonas is currently an independent consultant and serves on several boards in the defense and aerospace sectors. Prior to becoming an independent consultant, Ms. Jonas served as an executive with UnitedHealth Group, as President of UnitedHealthcare, Military and Veterans, and as Senior Vice President, Operations for Optum, from 2012 to 2014. A recognized expert in military and defense issues, she served more than two decades in government including as Undersecretary of Defense (Chief Financial Officer/Comptroller) for the Department of Defense, from 2004 to 2008. Her corporate experience included serving as a director of operations with United Technologies Corp (NYSE; UTX), Sikorsky Aircraft, from 2008 to 2010.
In recommending the election of Ms. Jonas, the Board considered the following key competencies: financial experience, energy experience; government and contracting experience; and nuclear and defense experience.

Kirkland H. Donald	Director since 2021 Age 69

Adm. Donald served as a nuclear trained submarine officer for 37 years, ultimately commanding at every level including serving as Commander, Submarine Forces responsible for the staffing, equipping and readiness of a fleet of nearly 75 nuclear powered ships deployed throughout the world, achieving the rank of Admiral. His last assignment in the Navy was a successful eight-year term as the Director, Naval Nuclear Propulsion Program. This is a dual agency program responsible to the United States Departments of Defense and Energy for the safe and effective operation of all nuclear-powered warships and supporting infrastructure and staffing and is recognized worldwide for excellence in reactor safety and reliability. Following retirement in 2013, Admiral Donald joined Systems Planning and Analysis, Inc. of Alexandria, VA and served as President and Chief Executive Officer until 2015. He currently serves on several boards providing expertise in the fields of regulatory compliance, energy, national security, technology risk management, cybersecurity, consequence management, human resources, finance and leadership. His public board service includes:
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Entergy Corporation (nuclear utility) — Finance Committee and Chairman of the Nuclear Committee.

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HII, Inc. (naval shipbuilding) — Chairman of the Board, Finance Committee, Cybersecurity Committee.

Additionally, Admiral Donald serves on the following private/non-profit boards:
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Battelle (technology research and development) — Chairman.

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CyberCore Technologies (supply chain security solutions).

He also supports the Committee on Foreign Investment in the United States and the Defense Counterintelligence and Security Agency as a Security Monitor for LANXESS Corporation and as an Outside Director and Government Security Committee Member for Rolls-Royce North America and Sauer Compressors USA.
In recommending the election of Admiral Donald, the Board considered the following key competencies: nuclear and defense experience; energy and utility experience; government and contracting experience; public company experience; and executive and management experience.

Bradley J. Sawatzke	Director since 2021 Age 64

Mr. Sawatzke was appointed CEO of Energy Northwest in April 2018 and retired in June 2021. He previously served as Chief Operating Officer/Chief Nuclear Officer from December 2014 through March 2018, with responsibility for all Energy Northwest generating units. He joined Energy Northwest as Vice President of Nuclear Generation/Chief Nuclear Officer in December 2010. Mr. Sawatzke also serves on the Institute of Nuclear Power Operations Accrediting board and Association of Washington Business Technical board. Mr. Sawatzke holds a Bachelor of Science in Applied Reactor Physics from Winona State University and is a graduate of the Harvard Advanced Management Training Program.
In recommending the election of Mr. Sawatzke the Board considered the following key competencies: nuclear industry experience; energy and utility experience; public company experience; and executive and management experience.

OTHER DIRECTOR
Investor-Designated Director
Toshiba America Energy Systems Corporation (“TAES”) (formerly known as Toshiba America Nuclear Energy Corporation) holds 718,200 shares of the 719,200 outstanding shares of the Company’s Class B common stock as of March 31, 2023. When sold, Class B common stock automatically converts into an equivalent number of shares of Class A common stock upon such sales, pursuant to the terms of the Class B common stock.
Class B common stock and Class A common stock have the same rights, powers, preferences and restrictions and rank equally in all matters, except when voting on certain matters. The holders of the Class B common stock have the right to elect one director of the Company (the “Investor-Designated Director”) if they maintain a designated ownership percentage.
Class B stockholders could lose their right to elect the Investor-Designated Director under certain circumstances, including reductions in their equity holdings of the Company below certain ownership thresholds. The holders of Class A common stock do not have the right to vote for the Investor-Designated Director. Holders of Class B common stock are generally not entitled to vote on the matters on which the holders of Class A common stock vote. Holders of Class B common stock are generally limited to voting for the Investor-Designated Director and certain other matters pertaining to the rights and obligations of the holders of Class B common stock only.
Mr. Tetsuo Iguchi is the Class B common stock Investor-Designated Director. Mr. Iguchi abstains from voting on any matters involving Toshiba and its affiliates.
Biographical information, including relevant business and professional experience for the Investor- Designated Director currently serving on our Board is provided below:
Tetsuo Iguchi	Director since 2017 Age 56

Mr. Iguchi is Senior Vice President of Government & Industry Relations and General Manager of the Washington D.C. office of Toshiba America, Inc.
Mr. Iguchi previously was assigned to the Overseas Sales and Marketing Department for the Nuclear Division and served as one of the Mount Fuji project team members working for Fukushima Daiichi restoration efforts. In July 2012, he was appointed Assistant General Manager of the Corporate Government & External Relations Division. He transferred to Toshiba America Inc. as Vice President for Government and Industry Relations and Deputy General Manager of the Washington, D.C. office in January 2013 and was Visiting Fellow for the Center for Strategic and International Studies.

GOVERNANCE OF THE COMPANY
Governance Information
Our Governance Guidelines
The Board has adopted Governance Guidelines, which serve as principles addressing the role of the Board in the areas of fiduciary oversight, independence, evaluation of the CEO, and succession planning. The Governance Guidelines also set standards relating to the composition and operation of the Board and its committees, including standards relating to the selection and qualification of directors, evaluation of the Board and its committees, and director education. The Governance Guidelines are administered by the Board’s Compensation, Nominating and Governance Committee (“CN&G Committee”), which regularly reviews director criteria and qualifications, and leads the performance assessments of the Board and its Committees. The Board annually assesses the adequacy and effectiveness of its Governance Guidelines. A copy of our Governance Guidelines is available on our website at www.centrusenergy.com under “Corporate Governance” or upon written request, addressed to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817.
Executive Sessions of Non-Management Directors
Our Governance Guidelines contemplate that non-management directors meet regularly in executive session. During 2022, the non-management directors met without management at regularly scheduled executive sessions, and Mikel H. Williams, our Chairman, presided at these executive sessions.
Communications with the Board of Directors
The Board has an established process to receive communications from stockholders and other interested parties. This process has been approved by a majority of the independent directors. Stockholders and other interested parties may contact the Board, the presiding director for executive sessions of the non- management directors, or the non-management directors as a group, by mail or electronically. Communications by mail should be addressed to such recipient or recipients in care of Centrus’ Secretary to c/o Secretary, Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817. Electronic communications can be made through our website at www.centrusenergy.com. Under the Corporate Governance section, you will find a link to the e-mail address for writing an electronic message to the Board, the presiding director for executive sessions of the non-management directors, or the non- management directors as a group.
Director Independence
The NYSE American listing standards require that the boards of listed companies have a majority of independent directors and, with limited exceptions, that audit and compensation committee members must all be independent as affirmatively determined by the Board. At its March 2023 meeting, after reviewing the NYSE American standards of independence, the Board affirmatively determined that the following director nominees were independent: Mr. Williams, Mr. Subin, Ms. Jonas, Adm. Donald, and Mr. Sawatzke. The basis for these determinations was that each of Messrs. Williams and Sawatzke, Ms. Jonas, and Adm. Donald have no relationships with the Company other than being a director and/or stockholder of the Company. In evaluating the independence of Mr. Subin, the Board considered Broadbill Investment Partners, LLC’s, and MilFam LLC’s position as stockholders and noteholders of the Company. Mr. Subin co-founded and formerly served as chairman of the board of Broadbill Investment Partners, LLC and, on January 12, 2018, Mr. Subin succeeded to the position of president and manager of MilFam LLC, which serves as manager, general partner, or investment advisor to a number of entities formerly managed or advised by the late Lloyd Miller. The Board determined that these holdings did not compromise Mr. Subin’s independence. In evaluating the independence of Mr. Williams, the Board considered Mr. Williams’ service on the board of directors of B. Riley Financial, Inc., a firm which the Company engaged as a financial advisor and in connection with an at-the-market offering of its Class A common stock in 2022. The Board determined that this position did not compromise Mr. Williams’ independence. Mr. Poneman, Dr. Madia and Mr. Iguchi, the Investor-Designated Director, are not considered to be independent. All members of the Company’s Audit and Finance and CN&G Committees are independent.
Criteria for Board Membership
The CN&G Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company. This assessment includes the consideration of each director’s, or each nominee’s, business background, experience and capabilities complementary to other directors’ experience and capabilities, financial acumen, experience with government, willingness and ability to devote adequate time to the Company, integrity, and any other factor deemed appropriate, all in the context of an assessment of the perceived needs of the Board at that point in time. In addition, the Board considers the diversity of its members when considering a candidate. Centrus does not have a formal policy on Board diversity; however, Centrus’ Board of Directors Governance Guidelines include diversity as one of the criteria to be considered in reviewing the appropriate skills and characteristics required of Board members and nominees. When the CN&G Committee considers diversity, it takes an expansive view and seeks to achieve a diversity of viewpoints, skills, experience, and other factors. Currently, the Board benefits from its diversity in the background, expertise, perspective, gender, ethnicity and abilities of its members, among others. 11% of the Board is comprised of women, and 22% of the Board is diverse. When the CN&G Committee is considering Board nominees, it will actively seek out candidates from underrepresented groups, including women and members of racial and ethnic minority groups.
As needed, the CN&G Committee identifies potential nominees by asking current directors to notify the committee if they become aware of persons meeting the criteria described above, who might be available to serve on the Board. Additionally, the CN&G Committee, from time to time, may engage firms that specialize in identifying director candidates.
Once a person has been identified by the CN&G Committee as a potential candidate, the CN&G Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the CN&G Committee determines that the candidate warrants further consideration, the Chairman or another member of the CN&G Committee or their designee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the CN&G Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conducts one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The CN&G Committee’s evaluation process does not vary based on whether or not a candidate is nominated by a stockholder.
The CN&G Committee also reviewed the qualifications of Mr. Iguchi in connection with his appointment to the Board.
Voting Agreement
On December 29, 2022, the Company entered into a Voting and Nomination Agreement (the “Voting Agreement”) with Mr. Morris Bawabeh, Kulayba LLC and M&D Bawabeh Foundation, Inc. (collectively, the “MB Group”), who collectively are beneficial owners of 1,667,776 shares of our Class A common stock, representing approximately 11.3% of the outstanding shares of Class A common stock as of December 29, 2022. Pursuant to the terms of the Voting Agreement, (a) the Company agreed to amend and restate that certain Amended and Restated Warrant to Purchase Common Stock of Centrus Energy Corp. (the “Warrant”), dated October 17, 2022, to extend the term of the Warrant to February 5, 2024, subject to the other terms of the Warrant, and (b) the MB Group agreed to vote all shares of the Class A common stock for which the MB Group is the record or beneficial owner at the Annual Meeting and at the Company’s 2024 annual meeting of stockholders for (i) the slate of directors nominated by the Board for election; (ii) all other proposals, in accordance with the recommendation of the Board; and (iii) any Company proposed adjournments thereof.

Director Nominations by Stockholders
The CN&G Committee will consider director candidates nominated by stockholders. In considering candidates submitted by stockholders, the CN&G Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the CN&G Committee, a stockholder must comply with all applicable laws and the notification requirements in Centrus’ bylaws. The bylaws require, among other things, that a stockholder submit the nomination in writing and include the following information:
•
the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•
the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the CN&G Committee and nominated by the Board.

Under our bylaws, a stockholder’s nomination for director must be delivered to the Company’s Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. For the dates of submission of director candidates for our 2024 annual meeting, please see the section of this Proxy Statement titled “Date for Submission of Stockholder Proposals.”
Board Leadership Structure and Role in Risk Oversight
The Board does not have a policy on whether or not the roles of the Chairman and CEO should be separate. However, Centrus currently has a separate, independent Chairman. Mr. Williams has been Chairman since September 2014. Centrus believes this leadership structure is appropriate for Centrus at this time because Mr. Williams provides valuable oversight of management, while avoiding potential conflicts, and encouraging a proactive and effective Board. In his role as Chairman, Mr. Williams provides Board leadership, presides at all Board meetings, and approves all Board agendas.
The Board has responsibility for risk oversight of Centrus and exercises this oversight function both through the entire Board and through the individual committees of the Board, including the risks posed to the Company by the war in Ukraine and the COVID-19 pandemic and its aftermath. Individuals who are responsible for Centrus’ key risks report directly to the entire Board on a regular basis regarding Centrus’ enterprise risk management (“ERM”) program. The Board has responsibility to discuss the Company’s guidelines and policies governing risk assessment and risk management and the process by which each is handled. The risks that are identified as part of Centrus’ ERM program and through the Board’s process flow down to the specific committees based on their areas of responsibility. For example, the Audit and Finance Committee oversees the management by Centrus of risks as they relate to audit and finance matters or other matters within the committee’s scope of responsibilities, while the Technology, Competition and Regulatory Committee oversees the management by Centrus of risks as they relate to compliance with regulatory requirements, cyber security or other matters within the committee’s scope of responsibilities. Management is also carefully monitoring the evolving developments related to the war in Ukraine and periodically updating and receiving input from the Board on the potential impacts on the Company and its customers and the Company’s mitigation plans. Please see Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our other SEC filings for additional information.
Code of Business Conduct
Centrus has a code of business conduct applicable to all of our directors, officers, and employees. The code of business conduct provides a summary of the standards of conduct that are at the foundation of our business operations. The code of business conduct states that we conduct our business in strict compliance with all applicable laws and addresses other important matters such as conflicts of interest and how violations of the code may be reported and will be handled. Each director, officer and employee must read the code of business conduct and sign a form stating that he or she has read, understands, and agrees to comply with the code of business conduct. The code of business conduct provides that directors, officers and employees are prohibited from entering into short sales or purchasing financial instruments (including prepaid variable forward contracts, equity swaps, put or call options, collars, and exchange funds) that are designed to hedge or offset any change in the market value of our stock. Our Business Conduct Committee, comprised of members of management, is responsible for monitoring performance under the code of business conduct and for addressing any issues that arise with respect to the code. A copy of the code of business conduct is available on our website at www.centrusenergy.com or upon written request, addressed to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817. We will disclose on the website any amendments to, or waivers from, the code of business conduct that are required to be publicly disclosed.
Transactions with Related Persons
The Board has adopted a policy and procedures for review, approval or ratification of transactions involving the Company and “related persons” (the Company’s directors and executive officers and stockholders owning 5% or greater of the Company’s outstanding stock, or their immediate family members). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules or that is otherwise referred to the Board for review. This generally includes transactions in which a related person has a direct or indirect material interest involving an amount in excess of $120,000. Under this policy, related person transactions must be approved by the CN&G Committee, although the Chairman of the Board may direct that the full Board review specific transactions. The transaction must be approved in advance whenever feasible and, if not feasible, must be ratified at the CN&G Committee’s next meeting. In determining whether to approve or ratify a related person transaction, the CN&G Committee will take into account all factors it deems appropriate, including: whether the subject matter of the transaction is available from other non-affiliated sources; whether the transaction is on terms no less favorable to the Company than terms generally available from an unaffiliated third party; the extent of the related person’s interest in the transaction; and whether the transaction is in the best interests of the Company. If approved, the affected director will be required to recuse himself or herself from matters involving the transaction and the parties to the transaction and the CN&G Committee may impose such other conditions it deems necessary.
Management is responsible for the development and implementation of processes and controls to ensure that related person transactions are identified, and that disclosure is made as required by law. To that end, currently we annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions.
On January 12, 2018, Mr. Subin succeeded to the position of president and manager of MilFam, LLC, which serves as manager, general partner, or investment advisor to a number of entities formerly managed or advised by the late Lloyd Miller. MilFam, LLC is a stockholder and noteholder of the Company. Out of a total $74.3 million principal amount outstanding of the Company’s 8.25% notes maturing February 28, 2027 (the “8.25% Notes”), MilFam, LLC holds $19,614,332 principal amount of the 8.25% Notes as of December 30, 2022. MilFam, LLC receives interest on the 8.25% Notes, which is payable by the Company semi-annually. Mr. Subin has recused himself from matters in which the interests of MilFam LLC potentially may differ from other Class A common stockholders.
In response to the DOE’s June 2022 Request for Proposal for the completion and operation of the demonstration cascade for the production of high-assay, low-enriched uranium, which contract was ultimately awarded to the Company in November 2022, the Board approved the engagement of Dr. Madia to act as capture manager for the Company in coordinating the Company’s response to the Request for Proposal. As consideration for such position, the Board approved a one-time award to Dr. Madia of 10,000 RSUs on August 5, 2022, which had a value of $388,000 as of such date based on the closing price of the Company’s Class A common stock on the date of grant of $38.80, and which will vest on the earlier of June 23, 2023, or the date of the Annual Meeting.
Stock Ownership Policies
In 2021, the Company adopted stock ownership guidelines for its officers and directors which apply only to grants made after the effective date of the guidelines. The Company believes these guidelines will help to better align the interests of the officers and directors with those of the stockholders. Pursuant to the officers’ guidelines, the CEO is expected to hold stock of the Company having an aggregate value of at least two times the amount of his annual base salary, and each other named executive officer is expected to hold stock of the Company having an aggregate value of at least the amount of his or her annual base salary.
Pursuant to the directors’ guidelines, directors elected by Class A shareholders are expected to hold stock of the Company having an aggregate value of at least three times the amount of the annual directors’ cash retainer. Officers and directors are expected to use good faith efforts to attain the applicable stock ownership targets within a reasonable time period after becoming subject to such targets, and to continuously hold stock in an amount at or above the target. Until an officer or director has met the applicable ownership target, such person must retain at least 50% of shares acquired upon grant, exercise or vesting of equity awards, provided that this requirement applies only to awards made after the effective date of the guidelines.
Corporate Governance Information
Stockholders will find information about our corporate governance practices on our website at www.centrusenergy.com. Our website contains information about our Board, Board committees, current copies of our bylaws and charter, committee charters, code of business conduct and governance guidelines. Stockholders may obtain, without charge, hard copies of the above documents by writing to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817.
Board and Committee Membership
Pursuant to the Delaware General Corporation Law, under which Centrus is organized, our business, property, and affairs are managed under the direction of our Board. Members of the Board are kept informed of our business through discussions with the CEO and other officers, by reviewing materials prepared for them by management, by participating in meetings of the Board and its committees, and by other means. Further, the Board receives periodic updates from management and Company advisors between Board meetings to keep apprised of important matters that could affect the Company, as needed, such as the war in Ukraine.
It is the Board’s policy that all directors attend its annual meeting. In 2022, all of the directors except Mr. Subin attended our virtual annual meeting.
During 2022, the Board held 14 meetings. All directors attended 75% or more of the Board’s meetings and meetings of the committees on which they served.
The Board has designated four standing committees, each identified in the table below. From time to time the Board may designate other ad hoc committees to address specific matters. With the exception of the Executive Committee, and the Technology, Competition and Regulatory Committee, the committees are composed entirely of independent directors. The Board has adopted a written charter for each of these committees. The full text of each charter is available on the Company’s website at www.centrusenergy.com.
The table below sets forth the membership of these committees as of April 24, 2023, and the number of meetings held in 2022:
Director	Executive Committee	Audit and Finance Committee	Compensation, Nominating and Governance Committee	Technology, Competition and Regulatory Committee
Kirkland H. Donald				X
W. Thomas Jagodinski	X	Chair
Tina W. Jonas	X	X	Chair
William J. Madia	X			Chair
Daniel B. Poneman	X
Bradley J. Sawatzke			X	X
Neil S. Subin			X
Mikel H. Williams	Chair	X
Number of Meetings in 2022	1	5	9	4

Mr. Iguchi, our only Investor-Designated Director, does not currently serve on any of the four standing committees and did not serve on any such committee in 2022. In connection with Mr. Jagodinski’s decision not to stand for re-election at the Annual Meeting, he will no longer serve on the Executive Committee or the Audit and Finance Committee following the Annual Meeting. Following Mr. Jagodinski’s retirement from the Board, Kirkland Donald will fill the vacancy on the Audit and Finance Committee and Mikel Williams will serve as Chair of the Audit and Finance Committee and continue to serve on the Executive Committee.
The functions performed by our four standing committees are described below.
Audit and Finance Committee
The Audit and Finance Committee represents and assists the Board with the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function, and the performance of the independent auditors. In addition, the Committee is responsible for appointing, retaining, compensating, evaluating and, if necessary, terminating the Company’s independent auditors. The Committee is also responsible for advising the Board regarding significant financial matters. The Committee meets regularly in executive session with the Company’s independent auditor and with the Company’s chief audit executive.
The Board has determined that each member of the Audit and Finance Committee is an “independent director” in accordance with NYSE American listing standards and applicable securities laws. Under the NYSE American listing standards, all audit committee members must be “financially literate,” as that term is determined by the Board in its business judgment. Further, under SEC rules, the Board must determine whether at least one member of the audit committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that Mr. Williams and Ms. Jonas are “financially literate” and qualify as “audit committee financial experts.”
Mr. Jagodinski has not been nominated for re-election and will step down from the Board at the Annual Meeting. As noted above, following Mr. Jagodinski’s retirement from the Board of Directors at the Annual Meeting, Kirkland Donald will fill the vacancy on the Audit and Finance Committee and Mikel Williams will serve as Chair of the Audit and Finance Committee. The Board has determined that Kirkland Donald is an “independent director” in accordance with NYSE American listing standards and applicable securities laws, and that he is “financially literate.”
Compensation, Nominating & Governance Committee
The CN&G Committee’s responsibilities include annually reviewing the performance of the CEO and other senior management; overseeing and administering the Company’s executive compensation program; and reviewing, overseeing and evaluating overall compensation programs and policies for the Company and its employees. The CN&G Committee is also responsible for overseeing the management by the Company of risks as they relate to the Company’s compensation policies and practices and other matters within the committee’s scope of responsibilities. The CN&G Committee is also responsible for periodically reviewing compensation for non-employee directors and making recommendations to the Board. The CN&G Committee also establishes performance objectives under the Company’s incentive programs and oversees administration of employee benefit plans.
The functions of the CN&G Committee also include the following: identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; overseeing the annual evaluations of the CEO, the Board and its committees; and overseeing the management by the Company of risks as they relate to the Company’s corporate governance or other matters within the committee’s scope of responsibilities.
The CN&G Committee will consider director candidates nominated by stockholders in accordance with the procedures previously described under “Governance Information — Director Nominations by

Stockholders.” In addition, the CN&G Committee is responsible for reviewing the Company’s code of business conduct and overseeing the Company’s processes for monitoring compliance, and for reviewing and approving all transactions between the Company and any related person under the Company’s related person transaction policy previously described.
The Board has determined that each member of the CN&G Committee is an “independent director” in accordance with NYSE American listing standards and applicable securities laws.
The CN&G Committee retains Willis Tower Watson (“WTW”) as its independent consultant. WTW provides advice to the CN&G Committee on an as needed basis, including with respect to compensation trends and best practices, determining an appropriate group of peer companies, comparing the Company’s compensation program to those in the peer group, recommending performance benchmarks for awards and on market compensation practices. WTW reports to the CN&G Committee and its Chairman.
In May 2022, in consultation with management, the CN&G Committee conducted its annual review of “walk- away” values (i.e., the benefits executives would be entitled to receive had their employment terminated at that time) and reviewed compensation best practices. The CN&G Committee considered this when establishing compensation for executives.
Compensation, Nominating & Governance Committee Interlocks and Insider Participation
The directors who served on the CN&G Committee during the fiscal year ended December 31, 2022, were Tina W. Jonas (Chairman), Bradley J. Sawatzke, and Neil S. Subin. None of these individuals are, or ever have been, officers or employees of the Company. During fiscal year 2022, none of our executive officers served as a director or on the compensation committee of any entity for which any of these individuals served as an executive officer, and there were no other compensation committee interlocks with the entities with which these individuals or our other directors are affiliated.
Technology, Competition and Regulatory Committee
The Technology, Competition and Regulatory Committee’s responsibilities include providing oversight and guidance to management with respect to the Company’s technology initiatives, with a focus on the potential technological advances and technological risk related to the Company’s centrifuge technology; informing the Board of significant energy policy developments and developments in enrichment technology; monitoring competition and market demand in the enrichment industry; monitoring the protection of the Company’s intellectual property; monitoring issues with respect to the Company’s information technology; monitoring operational readiness activities; and overseeing the management, by the Company, of risks as they relate to the Company’s technology, competition or other matters within the Committee’s scope of responsibilities.
The Committee’s responsibilities include monitoring the Company’s compliance with regulatory requirements, overseeing the Company’s initiatives with, and involving various agencies of the United States government and applicable state governments. The Committee is also responsible for advising the Board on regulatory and other governmental considerations in the Board’s deliberations and decision-making processes and overseeing the management by the Company of risks as they relate to the Company’s compliance with regulatory requirements or other matters within the Committee’s scope of responsibilities.
Executive Committee
The primary function of the Executive Committee is to aid the Board in handling matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board, as the law permits.
Compensation of Directors
Non-Employee Director Compensation Arrangement
Annual compensation for non-employee directors typically covers service for the term of approximately one year commencing at the Annual Meeting.

For the 2022-2023 term, the Board approved the following compensation structure for non-employee directors:
Form of Compensation	Amount
Board annual cash retainer(1)	$72,000
Restricted stock unit grant(2)	$100,000(5)
Chairman fees(3)
Board	$100,000
Audit and Finance Committee	$15,000
CN&G Committee	$15,000
Technology, Competition and Regulatory Committee	$50,000
Committee annual cash retainer(4)	$10,000

(1)
Paid in four equal installments of $18,000 on or before August 31, 2022, September 30, 2022, December 31, 2022, and March 31, 2023.

(2)
RSUs were granted on August 5, 2022, based on the closing price of our Class A common stock on the day of grant ($38.80) and vest on the earlier of (i) June 23, 2023, or (ii) the date of the 2023 Annual Meeting of stockholders. However, vesting is accelerated upon (1) the director attaining eligibility for retirement, (2) termination of the director’s service by reason of death or disability, or (3) a change in control.

(3)
Paid in four equal installments at the same time as the payment of the annual cash retainer. These chairman fees are incremental to fees received as committee members. No chairman fees are paid for Executive Committee and other committee service.

(4)
Paid in four quarterly installments on August 31, September 30, December 31, and March 31. No retainer is paid for service on the Executive Committee.

(5)
While the Board approved RSUs in the amount of $100,000, the actual amount granted to each director was $99,987.60 based on the closing price of our Class A common stock on the day of grant ($38.80).

All non-employee directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of the Company. Mr. Poneman, our President and CEO, does not receive any additional compensation for his service on the Board. Mr. Iguchi, our only Investor- Designated Director, also does not receive compensation from the Company for his service on the Board. Mr. Poneman and our Investor-Designated Director are, however, each eligible to receive reimbursement of expenses in connection with his service on the Board.
Non-Employee Director Compensation for Fiscal Year 2022
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Kirkland H. Donald	$92,000	$99,987.60	—	$191,987.60
W. Thomas Jagodinski	$97,000	$99,987.60	—	$196,987.60
Tina W. Jonas	$107,000	$99,987.60	—	$206,987.60
William J. Madia	$142,000	$99,987.60	$388,000.00	$629,987.60
Bradley J. Sawatzke	$92,000	$99,987.60	—	$191,987.60
Neil S. Subin	$82,000	$99,987.60	—	$181,987.60
Mikel H. Williams	$182,000	$99,987.60	—	$281,987.60

(1)
The Investor-Designated Director does not receive director compensation. Mr. Poneman also does not receive director compensation. Mr. Poneman’s compensation as our President and CEO is set forth in the Summary Compensation Table of this Proxy Statement.

(2)
The amounts shown in the Stock Awards column represent the aggregate grant date fair value of RSUs granted to each director in 2022, under the Centrus Energy Corp. 2014 Equity Incentive Plan, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)
The amount shown in the All Other Compensation column represent the aggregate grant date fair value of RSUs granted to Dr. Madia for serving as capture manager for the Company in coordinating the Company’s response bid to a Request for Proposal, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

The amounts shown in the Stock Awards column above as of December 31, 2022, for each of the non- employee directors include the following grants of RSUs, which have the following grant date fair value, calculated using the closing price of our Class A common stock on the date of grant in accordance with FASB ASC Topic 718:
Name	Grant Date	Number of Restricted Stock Units	Grant Date Fair Value ($)
Kirkland H. Donald	08/05/22	2,577	99,987.60
W. Thomas Jagodinski	08/05/22	2,577	99,987.60
Tina W. Jonas	08/05/22	2,577	99,987.60
William J. Madia	08/05/22	2,577	99,987.60
Bradley J. Sawatzke	08/05/22	2,577	99,987.60
Neil S. Subin	08/05/22	2,577	99,987.60
Mikel H. Williams	08/05/22	2,577	99,987.60
The total number of RSUs outstanding as of December 31, 2022 for each of Messrs. Jagodinski and Williams was 50,022, and for Dr. Madia was 60,022. The total number of RSUs outstanding as of December 31, 2022 for Mr. Subin was 37,105. The total number of RSUs outstanding as of December 31, 2022 for Ms. Jonas was 12,097. The total number of RSUs outstanding as of December 31, 2022 for Adm. Donald and Mr. Sawatzke was 5,363 (all of which were unvested on that date).
Our Executive Officers
Executive officers are elected by and serve at the discretion of the Board. Our executive officers as of April 24, 2023 were as follows:
Name	Age	Position
Daniel B. Poneman	67	President and Chief Executive Officer
Larry B. Cutlip	63	Senior Vice President, Field Operations
John M.A. Donelson	58	Senior Vice President and Chief Marketing Officer
Kevin J. Harrill	46	Controller and Chief Accounting Officer
Dennis J. Scott	63	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Philip O. Strawbridge	68	Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Daniel B. Poneman has been President and CEO since April 2015 and was Chief Strategic Officer in March 2015. Prior to joining the Company, Mr. Poneman was Deputy Secretary of Energy from May 2009 to October 2014, in which capacity he also served as Chief Operating Officer of the U.S. Department of Energy.
Larry B. Cutlip has been Senior Vice President, Field Operations, since January 2018, was Vice President, Field Operations from May 2016 through December 2017, was Deputy Director of the American Centrifuge Project from January 2015 to May 2016, was Director, Centrifuge Manufacturing from April 2008 to December 2014, was Director, Program Management and Strategic Planning from December 2005 to April 2008, was Manager, Engineering from May 1999 to December 2005, and held positions in operations management and engineering at the Company and its predecessors since 1981.
John M.A. Donelson has been Senior Vice President, Sales, and Chief Marketing Officer since March 2019 and was Vice President, Sales and Chief Marketing Officer since January 2018. Mr. Donelson was Vice President, Marketing, Sales and Power from April 2011 through December 2017. Mr. Donelson was Vice President, Marketing and Sales from December 2005 to April 2011, Director, North American and European Sales from June 2004 to December 2005, Director, North American Sales from August 2000 to June 2004 and Senior Sales Executive from July 1999 to August 2000.
Kevin J. Harrill has been Corporate Controller and Chief Accounting Officer since November 2021. Mr. Harrill has extensive experience in finance and accounting leadership roles in multi-national companies, including Fortune 500 and private equity-backed corporations. Prior to joining the Company, Mr. Harrill held positions of increasing responsibility at Blackboard Inc., from 2015 to 2021, including Vice President, Chief Accounting Officer and Corporate Controller.
Dennis J. Scott has been Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary since January 2018 and Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary from May 2016 through December 2017. Mr. Scott was Deputy General Counsel and Director, Corporate Compliance from April 2011 to May 2016, Acting Deputy General Counsel from August 2010 to April 2011, Assistant General Counsel and Director, Corporate Compliance from April 2005 to August 2010 and Assistant General Counsel from January 1994 to April 2005.
Philip O. Strawbridge has been Senior Vice President, CFO, Chief Administrative Officer, and Treasurer since September 2019. From 2010 to 2013, he served as an executive adviser at Court Square Capital. Mr. Strawbridge served in various executive positions including CFO at EnergySolutions, Inc., a nuclear services and technology company, from 2006 to 2010 (formerly, NYSE: ES). He was CEO and Chief Operating Officer of BNG America, which provided nuclear waste management services and technology to U.S. Government and commercial clients, from 1999 until BNG America was acquired by EnergySolutions in 2006. From 1996 to 1999, Mr. Strawbridge was CFO of OHM/IT Corporation, an environmental and nuclear remediation firm (formerly, NYSE: OHM). He also worked in several executive roles at the Fluor Corporation (NYSE: FLR) from 1986 to 1995. Early in his career, Mr. Strawbridge held various executive positions within the United States General Services Administration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors, Director Nominees and Executive Officers
The following table shows the beneficial ownership of the Company’s common stock as of April 24, 2023 by each of the Company’s directors and director nominees, by each executive officer named in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group. Unless otherwise indicated in the table, each person has the sole power to vote and dispose of the shares reported as beneficially owned by such person.
Name of Beneficial Owners(1)	Beneficial Ownership(2)	Percentage of Class A Owned
Directors and Nominees
Mikel H. Williams	50,022	*
Kirkland H. Donald	5,363	*
Tetsuo Iguchi	—	—
W. Thomas Jagodinski	50,022	*
Tina W. Jonas	12,097	*
William J. Madia	60,022	*
Bradley J. Sawatzke	5,363	*
Neil S. Subin(3)	634,667	4.3%
Daniel B. Poneman	97,310	*
Named Executive Officers (excluding Mr. Poneman)
Philip O. Strawbridge	—	*
John M.A. Donelson	16,073	*
Dennis J. Scott	1,778	*
Larry B. Cutlip	14,615	*
Directors and all executive officers as a group (16 persons)	947,332	6.4%

*
Represents less than 1% of our outstanding common stock.

(1)
As of April 24, 2023, the Company had issued 15,481,018 shares of common stock, consisting of 14,761,818 shares of Class A common stock and 719,200 shares of Class B common stock. The Class B common stock is held by TAES and BWXT Investment Company. The holders of Class B common stock have the same rights, powers, preferences and restrictions and the stock ranks equally in all matters with the Class A common stock, except in regard to voting. The Class B common stock converts to Class A common stock upon transfer to a non-Class B common stockholder. Percentage of class owned is based on 14,761,818 shares of Class A common stock outstanding as of April 24, 2023.

(2)
Includes 50,022 RSUs that vest on June 20, 2023 for each of the following directors: Messrs. Jagodinski and Williams. Includes 60,022 RSUs that vest on June 20, 2023 for Dr. Madia. Includes 37,105 RSUs that vest on June 20, 2023 for Mr. Subin. Includes 12,097 RSUs that vest on June 20, 2023 for Ms. Jonas. Includes 5,363 RSUs that vest on June 20, 2023 for each of the following directors: Adm. Donald and Mr. Sawatzke. These RSUs will be settled on that date by issuing shares of Class A common stock.

(3)
Includes (a) RSUs described in footnote 2 plus (b) 600,139 shares based solely on a Schedule 13D/A filed on March 9, 2023 which provides that (i) 23,622 shares of Class A common stock owned of record by Susan F. Miller Spousal Trust A-4; (ii) 23,622 shares of Class A common stock owned of record by Miller Family Education and Medical Trust, (iii) 47,245 shares of Class A common stock owned of record by Marli B. Miller Trust A-4; (iv) 18,127 shares of Class A common stock owned of record by the Catherine Miller Trust C; (v) 47,795 shares of Class A common stock owned of record by the Susan Miller Spousal IRA; (vi) 171,725 shares of Class A common stock owned of record by Milfam II L.P.; (vii) 56,074 shares of Class A common owned of record by LIM III Estate LLC; (viii) 2,464 shares of Class A common stock owned of record by Catherine Miller Irrevocable Trust; and (ix) 209,465 shares of Class A common stock owned of record by Milfam Investments LLC. Mr. Subin is the President and Manager of MILFAM LLC, which serves as manager, general partner, or advisor of a number of the foregoing entities formerly managed or advised by the late Lloyd I. Miller, III, and he also serves as trustee of a number of a number of the foregoing trusts for the benefit of the family of the late Mr. Lloyd I. Miller, III, consequently, he may be deemed the beneficial owner of the shares specified in clauses (i) through (ix) of the preceding sentence. Mr. Subin disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein.
Security Ownership of Certain Beneficial Owners
The following table sets forth information as to those holders known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s Class A common stock as of April 24, 2023. All information shown is based on information reported by the filer on a Schedule 13G or 13D filed with the SEC on the dates indicated in the footnotes to this table.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Owned(1)
Morris Bawabeh 15 Ocean Avenue Brooklyn, NY 11225	1,667,776(2)	11.3%

(1)
Percentages based on 14,761,818 shares of the Company’s Class A common stock outstanding as of April 24, 2023.

(2)
Based solely on a Schedule 13D/A filed on February 6, 2023 which provides that shares may be deemed directly or indirectly beneficially held by each of the following: Kulayba LLC, a limited liability company of which Mr. Bawabeh is the sole member, and M&D Bawabeh Foundation, Inc., a charitable foundation of which Mr. Bawabeh is a director and officer.

COMPENSATION DISCUSSION & ANALYSIS
This section describes the compensation programs for our CEO and CFO in 2022 as well as our other three most highly compensated executive officers during 2022, all of whom we refer to collectively as our named executive officers or “NEOs.” Our NEOs for 2022 were:
•
Daniel B. Poneman, President and CEO

•
Philip O. Strawbridge, Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

•
John M.A. Donelson, Senior Vice President, Sales & Chief Marketing Officer

•
Dennis J. Scott, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

•
Larry B. Cutlip, Senior Vice President, Field Operations

Executive Summary
Highlights of Our Compensation Program
Our executive compensation program is built on a strong governance framework and pay-for-performance philosophy. Key design elements and features of this program are:
•
Strong oversight by our CN&G Committee of all elements of executive compensation.

•
The Company’s use of WTW as its independent compensation consultant.

•
Significant stock ownership guidelines that are met by each of our named executive officers.

•
Fixed base salary in 2022 represented approximately 50% or less of each named executive officer’s total direct compensation opportunity.

•
Over 50% of each named executive officer’s total direct compensation opportunity is “at risk” and dependent on Company and individual performance measured against goals established by the CN&G Committee.

•
Except for Mr. Poneman, our CEO, there are no employment agreements with our executives.

•
Our Equity Incentive Plans include a compensation recovery or “clawback” provision that applies to all equity plan participants.

•
All of the change in control agreements the Company has with its executives, including the named executive officers, include a “double-trigger” provision requiring both a change in control of the Company and an involuntary or constructive termination of the executive’s employment within a specified period of the change in control to receive benefits. Although these agreements provide for automatic renewal to protect employees, the Company retains the ability to terminate the agreements prior to a change in control with sufficient notice.

•
We do not provide excise tax gross ups to our executives.

•
We have a strong risk management program with specific responsibilities assigned to the Board and its committees, with the goal of avoiding excessive risk in our compensation programs.

Overview of 2022 Performance
In 2022, the Company continued to strengthen its balance sheet, improve its financial performance and make progress on the construction and licensing of a High-Assay, Low-Enriched Uranium (“HALEU”) facility under contract with the United States Department of Energy (“DOE”).
Highlights of our strong financial and commercial performance are set forth below. We believe our efforts have significantly benefitted our stockholders.

2022 Financial Highlights:
•
Achieved $294 million in revenue in 2022 with net income of $52.2 million, which reflects a one-time loss accrual of $21.3 million for the cost share associated with the U.S. Department of Energy HALEU Operation Contract award.

•
Cash and restricted cash balance of $212 million (includes $32 million in restricted cash) as of December 31, 2022.

•
Order book of approximately $1 billion as of December 31, 2022.

2022 Commercial Highlights:
•
Secured a $150 million, competitively awarded contract to complete construction and begin operation of a HALEU demonstration cascade.

•
First-of-a-kind HALEU production to begin by the end of 2023.

•
Originated record $270 million of new sales contracts throughout 2022, contributing to the approximate $1 billion long-term order book for our LEU segment as of December 31, 2022.

We are closely monitoring the impacts the war in Ukraine may have on the Company and the nuclear industry. Together with others in the nuclear industry, we are working to mitigate the potential impacts on the Company. Please see Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our other SEC filings for additional information.

Closing Share Price
January 2016 - December 2022
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023

Effect of 2022 Performance on NEO Compensation
As described above, executive compensation includes annual incentives with specific corporate goals and long-term equity incentives. The achievement of better than targeted results in the corporate goals was reflected in the decision to award annual incentives based on achieving 111% of the goals. Further the long-term equity incentive directly ties the compensation of the executives to stockholder returns. At target, approximately 50-60% of the total compensation of executives is at risk and related directly to the performance of the Company.
Changes Made to the Compensation Program for 2022
The overall structure of the compensation program was not changed in 2022. Each year the corporate goals are established based on the strategy and budget approved by the Board. In 2022 the long-term incentive plan was based entirely on equity and included a performance-based threshold which must be met to receive payment.

Changes Made to the Compensation Program for 2023
No changes have been made to the compensation program for 2023. Annual corporate goals were established and again for 2023, the long-term incentive plan is based entirely on equity and included a performance-based threshold which must be met to receive payment.
Compensation Philosophy and Objectives
Our executive compensation program is built on a strong governance framework and pay-for- performance philosophy. Our program is a combination of base salary and annual and long-term incentives based on performance goals that are key to the long-term profitability and financial health of the Company. A long-term equity denominated incentive that aligns compensation with the return to stockholders as reflected in the share price of the Company’s Class A common stock is an integral part of the program.
The CN&G Committee oversees an executive compensation program designed to enable the Company to attract and retain highly talented individuals. This program reflects the Company’s philosophy that the majority of an executive’s compensation should be based on his or her overall contribution to the success of the Company and the creation of long-term value for our stockholders. In keeping with this philosophy, the CN&G Committee has established the following objectives for the Company’s executive compensation program:
Objective	How We Implement Our Objectives
Compensation should be aligned with stockholders’ interests.	• Strong incentives to maximize long-term value for our stakeholders. • Long-term stock ownership by executives and performance incentives provides ongoing alignment.
Compensation should support our business strategy and objectives.
•
Reward successful execution of our business plan by linking performance goals directly to our business plan.

•
Stretch performance goals encourage innovation by executives while not encouraging excessive risk-taking.

Compensation should be structured to pay for performance.
•
A substantial portion of the total compensation opportunity is variable and dependent upon the individual’s and the Company’s performance.

•
2022 realized compensation was above target opportunity compensation.

Compensation opportunities should be market competitive.
•
Compensation and benefits programs are designed to provide competitive compensation relative to the labor markets for our executives while maintaining fiscal responsibility for our stockholders.

•
Target total direct opportunity compensation is intended to approximate the 50th percentile of the market.

•
From time to time, individual executives may be positioned above or below the 50th percentile, as appropriate, based on a combination of factors such as criticality of the role, market demand, individual performance and/or retention risk, among others.

Compensation and benefits programs should encourage short-term and long-term retention.
•
Our compensation and benefits programs are intended to encourage retention and reward continuity of service, which is particularly important due to the unique skill sets of our executives.

•
Short-term retention is also important due to the challenges currently facing our business.

Setting Executive Compensation
Each year, the CN&G Committee evaluates compensation levels for each of the executive officers of the Company. In setting compensation for 2022, the CN&G Committee reviewed and considered total compensation for each NEO, including a review of tally sheets that provide the value of (1) historic and current elements of each officer’s compensation (including savings plans, pension plans, health and welfare benefits and perquisites); (2) stock and stock options held by the executive at year-end in the Company’s incentive and benefits plans; and (3) a review of compensation that would be paid upon termination of employment under various scenarios.
Role of Executive Officers in Compensation Decisions
•
CEO and other named executive officers pay are set by the independent CN&G Committee.

•
CEO and the Senior Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer provide support to the CN&G Committee and attend all CN&G Committee meetings but are not present for executive sessions or discussions of their individual compensation.

•
CEO provides performance assessments and compensation recommendations for each of the other named executive officers and a self-assessment of his own performance.

•
CN&G Committee meetings often include an executive session without members of management present. During 2022, the CN&G Committee met 9 times, including 9 times in executive session.

Role of Compensation Consultant in Compensation Decisions
The CN&G Committee has retained a consultant, WTW, to provide the committee with independent compensation data, analysis and advice. WTW reports to the CN&G Committee and its chairman. Under the CN&G Committee’s charter, the CN&G Committee has sole authority to retain and terminate WTW and to approve WTW fees and other retention terms. Throughout 2022, WTW worked closely with the CN&G Committee and attended all CN&G Committee meetings and met with the CN&G Committee regularly in executive session. In 2022, WTW assisted the CN&G Committee with market studies of Board pay, incentive plan design and regulatory updates advice on compensation best practices.
WTW provides actuarial services related to the Company’s pension plans but did not perform any other services for the Company or its affiliates in 2022. The CN&G Committee, in hiring and retaining WTW in 2022, assessed whether its work raised any conflicts of interest and determined that no conflicts of interest existed.
Use of Peer Group Data
The CN&G Committee strives to set target opportunity compensation levels to be competitive with the market in which we compete for executive talent. In support of that goal, the CN&G Committee will periodically evaluate competitive data from (1) a peer group of publicly traded companies in specific industries in which we compete for executive talent and (2) general industry companies with comparable revenues through pooled published survey data.
Currently, as the only publicly traded uranium enrichment company in the United States, we do not have direct publicly traded U.S. peers. Therefore, the peer group was selected by the CN&G Committee upon the recommendation of its compensation consultant taking into consideration: industry relevance (focusing on specialty chemicals, aerospace and defense, construction and engineering, utilities with nuclear operations, and other utilities); business operations; and roughly comparable size in terms of revenue and market capitalization (although this is given less weight due to our stock price volatility). The peer group was not picked on the basis of executive compensation levels. In its review of executive compensation for 2022, the CN&G committee examined information on a peer group in 2021 which included the following companies:

Company	Most Recently Reported 12-Month Revenues ($M)	Current Balance Sheet Assets ($M)	Capital Intensity (Assets divided by Revenues)	6/28/2021 Market Capitalization ($M)
AAR Corp.	$1,631	$1,643	1.0	$1,346
Aerojet Rocketdyne Holdings, Inc.	$2,093	$2,364	1.1	$3,787
AeroVironment, Inc.	$395	$929	2.4	$2,710
AerSale Corporation	$210	$400	1.9	$519
Air Industries Group	$50	$57	1.1	$40
Astronics Corporation	$451	$606	1.3	$525
BWX Technologies, Inc.	$2,110	$2,352	1.1	$5,551
Byrna Technologies Inc.	$38	$22	0.6	$465
CPI Aerostructures, Inc.	$88	$50	0.6	$40
Curtiss-Wright Corporation	$2,387	$3,981	1.7	$4,894
Ducommun Incorporated	$613	$826	1.3	$637
Fission Uranium Corp.	$0	$281	—	$298
Fluor Corporation	$14,909	$7,021	0.5	$2,551
HEICO Corporation	$1,697	$3,595	2.1	$17,929
Hexcel Corporation	$1,272	$2,894	2.3	$5,190
Kratos Defense & Security Solutions, Inc.	$773	$1,565	2.0	$3,381
Lightbridge Corporation	$0	$16	—	$45
Moog Inc.	$2,785	$3,406	1.2	$2,738
NV5 Global, Inc.	$647	$896	1.4	$1,418
PAE Incorporated	$2,846	$1,828	0.6	$823
Parsons Corporation	$3,823	$3,865	1.0	$4,085
RADA Electronic Industries Ltd.	$86	$170	2.0	$592
TAT Technologies Ltd.	$69	$115	1.7	$53
Uranium Energy Corp.	$0	$164	—	$609
Oriental Non-Ferrous Resources Development Inc.	$0	$16	—	$50
Williams Industrial Services Group Inc.	$264	$108	0.4	$145
Elements of Executive Compensation
Compensation in 2022 for our named executive officers consisted of:
Compensation Element	Objective	Key Features
Base Salary	• Provides a stable annual income at a level consistent with individual contributions.
•
Reflects individual performance, level of pay relative to the market, internal pay equity and retention considerations.

•
Adjustments are considered annually (or in the event of change in responsibilities).

Annual Cash Inventive Award	• Rewards the achievement of critical annual performance goals aligned with corporate strategic objectives.
•
Performance-based reward tied to achievement of short-term corporate and individual performance.

•
Annual incentives can vary from 0% to 150% of the target amount.

•
Annual performance goals are predetermined.

Compensation Element	Objective	Key Features
Long Term Incentive Award
•
Aligns NEO’s interests with long-term stockholder interests by linking part of each NEO’s compensation to long-term corporate stock performance, as well as rewarding total stockholder return performance.

•
Provides opportunities for investment in and ownership of the Company, which is designed to promote retention and enable us to attract and motivate our NEOs.

•
Retains NEOs through multi-year vesting.

•
Links value to stock price.

•
Comprised of 100% performance-based RSUs with overlapping three-year performance periods.

•
Vesting subject to achievement of cumulative net income performance threshold.

Base Salary
The CN&G Committee determines base salary levels for executive officers. The CN&G Committee consults with the CEO with respect to the recommended base salaries for the other officers. In setting individual base salaries, consideration also is given to (1) the performance of the Company; (2) the individual performance of each executive, taking into account the recommendation of the CEO with respect to the performance and contribution of individuals and the individual performance measures under the annual incentive program; (3) the executive’s scope of responsibility in relation to other officers and key executives within the Company and internal pay equity; and (4) any retention issues.
No base salary adjustments were made for the named executive officers for 2022, except with respect to Philip O. Strawbridge, whose base salary was increased by 7.8%. Base salaries for 2022 were as follows: Daniel B. Poneman: $750,000; Philip O. Strawbridge: $575,000, which increased to $620,000 on April 1, 2022; John M.A. Donelson: $355,856; Larry B. Cutlip: $320,000; and Dennis J. Scott: $290,000.
Base salaries affect other elements of total compensation, including annual incentives, long-term incentives, and retirement benefits. In setting base salaries for the named executive officers, the CN&G Committee considers the effects on other elements of total compensation.
Executive Incentive Plans
Awards to our named executive officers are currently outstanding under two Executive Incentive Plans, each of which is a sub-plan adopted under and subject to the terms of the 2014 Equity Incentive Plan, as amended and restated from time to time (the “2014 Plan”):
•
In 2019, the CN&G Committee adopted the 2019 Executive Incentive Plan (the “2019 EIP”). The 2019 EIP was adopted to provide the CN&G Committee with ability to grant equity and cash awards to eligible participants in order to drive performance and, in respect of equity awards, to further align the interests of management with those of our stockholders. In 2020, the Company engaged in an active outreach to certain of our stockholders to discuss executive compensation. Stockholder feedback included a request that the Company continue to further align executive compensation with the interests of our stockholders and to provide more transparency into the goals of our annual and long-term incentive plans. Based on this feedback, the CN&G Committee transitioned to a compensation program that better aligns management incentives with the creation of stockholder value. The long-term incentive programs are based entirely on equity denominated awards. As a result, the say on pay advisory vote was approved by over 98% of our stockholders voting at the 2021 annual meeting and 99% of our stockholders voting at the 2022 annual meeting.

•
In 2022, the CN&G Committee adopted the current Executive Incentive Plan (“EIP”) which continues to provide for annual and long-term incentives including equity based overlapping long-term incentives and minimum vesting requirements. The CN&G Committee continues to evaluate the compensation program to ensure it provides meaningful incentives aligned with stockholder interests.
The 2014 Plan authorizes the issuance of up to 1,900,000 shares of the Company’s Class A common stock to Company employees, officers, directors, and other individuals providing services to the Company or its affiliates, as selected by the CN&G Committee pursuant to options, stock appreciation rights, restricted stock units, restricted stock, performance awards, dividend equivalent rights and other stock-based awards, as well as cash-based awards.
Both the 2019 EIP and the EIP consist of two components: (1) an annual cash incentive award (“Annual Award”) and (2) a multi-year long-term incentive program (“LTIP”) consisting of awards based on a series of overlapping three-year performance periods tied to equity performance. The final three-year performance period under the 2019 EIP began in 2022. The 2022 Annual Awards were made, and all future long-term incentive awards will be made, pursuant to the EIP.
LTIP awards under the 2019 EIP initially consisted of a cash award and equity denominated notional award. Based on stockholder feedback in 2020, the CN&G Committee transitioned the LTIP under the 2019 EIP to be entirely equity denominated awards. The LTIP under the EIP is also entirely equity based.
Participants in the 2019 EIP and the EIP were determined by the CN&G Committee and included our named executive officers and certain other key employees. Payment of awards under the incentive plans are generally subject to participants remaining employed by the Company through the payment date, subject to certain adjustments in accordance with the 2014 Plan and the grant agreements upon a participant’s death, disability, retirement, termination by the Company without cause, or other termination or upon a change in control. See “Potential Payments Upon Termination or Change in Control — Awards under the 2014 Plan” below.
The total number of shares granted for the LTIP awards are included in the Summary Compensation Table for the year granted using the grant date fair value of such awards, as determined under applicable accounting rules.
Annual Awards
2022 Annual Awards
In 2022, each participant was eligible to receive an Annual Award, payable in cash, if certain Company- wide goals determined by the CN&G Committee (the “Corporate Goals”) were met for 2022, as further described in the table below. A participant’s target Annual Award is a percentage of the participant’s base salary.
The potential actual Annual Award is subject to, and based upon, the level of achievement of the applicable Corporate Goals. Following the end of 2022, our CEO reviewed the achievements of the Corporate Goals and recommended to the CN&G Committee a proposed level of performance that was achieved for 2022. The payment for a participant therefore would be equal to:
In 2023, our CN&G Committee reviewed the performance of the Company against the 2022 Corporate Goals and determined that the Annual Awards would be paid at 111% of the target level. The 2022 Annual Awards were paid in March 2023 following the CN&G Committee’s certification. The amounts of the Annual Award based on 2022 Corporate Goals paid to each named executive officer for 2022 are included in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
The following table provides a summary of the 2022 Corporate Goals for the 2022 Annual Awards and the CN&G Committee’s determinations as to the Company’s performance relative to those goals, which resulted in the authorization of the payment of the annual incentive at 111% of the target level.

Centrus Energy Corp. 2022 Corporate Goals
Goal	Targets	Achievement Versus Target	Score for Goal Category
1. Expand market position as an established enrichment supplier: build customer base and increase market share. (Weight = 35%)	Achieve $230 MM of revenue in the LEU segment with a total gross profit of $115 MM.	Exceeded Target: • Achieved $235.6 MM of revenue in the LEU segment. • Achieved total gross profit of $130.6 MM.	Overall Goal 1 performance: 129% of target (weighted average: 45%)
	New Business: Originate $100 MM of SWU business with an average projected cash margin target established by the Committee.	Exceeded Target: • Originated $302 MM of new SWU business. • With an average projected cash margin that exceeded the target.
2. Expand business offerings and diversify revenue (Weight = 25%)	Centrus Technical Solution: Segment (CTS) — Maintain current HALEU capability by winning the 16-machine operations contract or extending the current contract.	Achieved Target: • Won the HALEU Operations contract.	Overall Goal 2 performance: 100% of target (weighted average: 25%)
	CTS — Measurable steps toward deployment of additional enrichment capacity through finalization of teaming arrangements and responding to any government funding opportunities.	Partially Achieved Target
	LEU segment — Make an additional purchase of supply.	Exceeded Target: • Secured two additional sources of supply.

Goal	Targets	Achievement Versus Target	Score for Goal Category
3. Achieve financial goals and maintain corporate structure (Weight = 40%)	Achieve revenue of $290 MM and end of year cash balance of $190 MM (excluding capital raise and balance sheet initiatives).	Exceeded Target: • Achieved revenue of $293.8 MM. • Achieved end of year cash balance of $212 MM (includes restricted cash).	Overall Goal 2 performance: 80% of target (weighted average: 41%)
Meet the 2022 net income goal of $65 MM (excluding pension benefit annual evaluation) as specified in the final 2022 budget.
Exceeded Target:
•
Achieved adjusted net income of $86.3 MM (excludes loss recognized for HALEU Phase 1 of operations contract, additional increase in budget for advanced technology of gain on benefit plans revaluation, and unbudgeted tax provision).

	Achieve 2022 SG&A target (excluding capital restructuring costs). SG&A target is $33.5 MM.	Partially Achieved at 70% Level: • 2022 results of $33.9 MM.
Weighted average score for the 2022 Annual Plan was 111%
2021 Annual Awards
In 2021, each participant was eligible to receive an Annual Award, payable in cash, if certain Corporate Goals were met for 2021. In 2022, our CN&G Committee reviewed the performance of the Company against the 2021 Corporate Goals and determined that the Annual Awards would be paid at 105.5% of the target level. The 2021 Annual Awards were paid in April 2022 following the CN&G Committee’s certification.
Long Term Incentive Awards
2019 – 2021 Long Term Incentive Program
In March 2022, the CN&G Committee reviewed the performance of the Company against the 2019 – 2021 Corporate Goals and determined that the cash portion of the LTIP for the 2019 – 2021 performance period would be paid at 84% of the target level. The cash portion of the 2019 LTIP for the 2019 – 2021 performance period was paid in April 2022, following the CN&G Committee’s certification. The amounts of the cash portion of the 2019 LTIP for the 2019 – 2021 performance period paid to each named executive officer in 2022, but earned in 2021, are included in the Summary Compensation Table in the column labeled “Non-Equity Incentive Plan Compensation” with regard to the 2021 fiscal year.
2020 – 2022 Long Term Incentive Program
Beginning with the 2020 – 2022 performance period, 75% of the LTIP was awarded in notional shares and the remainder of the award in share appreciation rights. Each participant’s target award value was one-third of his or her current annual base salary. The stock price basis for determining the number of awards granted was the average closing share price over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2019. The stock appreciation rights’ exercise price is the same as the stock price basis for determining the number of awards. For calibrating stock appreciation rights, a 50% Black-Scholes ratio was applied to the stock price basis. LTIP awards for the 2020-2022 performance period were granted April 27, 2020 and were settled in March 2023 based on the average closing share price over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2022. The CN&G Committee has the discretion to settle the awards in cash or stock, or a combination thereof. In March 2023, the CN&G Committee determined to settle such awards in Class A common stock.
2021 – 2023 Long Term Incentive Program
In July 2021, under the 2019 EIP, the CN&G Committee approved the 2021 LTIP awards covering a performance period of 2021 through 2023 with a potential payout in 2024. Fifty percent of the 2021 LTIP awards were comprised of notional shares and the remainder of the awards were comprised of share appreciation rights. In order for the awards to vest, Centrus will need to meet (or exceed) a three-year cumulative net income goal established at the time of award by the CN&G Committee. The amount of the equity denominated award of notional units and share appreciations rights awarded to each named executive officer for the 2021 – 2023 performance period are included in the Summary Compensation Table in the column labeled “Stock Awards” with regard to the 2021 fiscal year.
2022 – 2024 Long Term Incentive Program
On March 31, 2022, under the 2019 EIP, the CN&G Committee approved the 2022 LTIP awards covering a performance period of 2022 through 2024, with a potential payout in 2025. The 2022 LTIP award is comprised of performance-based RSUs vesting at the end of the three-year period. In order for the awards to vest, Centrus will need to meet (or exceed) a three-year cumulative net income goal established at the time of award by the CN&G Committee. The amount of the RSUs awarded to each named executive officer for the 2022 – 2024 performance period are included in the Summary Compensation Table in the column labeled “Stock Awards” with regard to the 2022 fiscal year.
2023 – 2025 Long Term Incentive Program
On March 2, 2023, under the EIP, the CN&G Committee approved the 2023 LTIP awards covering a performance period 2023 through 2025, with a potential payout in 2026. The 2023 LTIP award is comprised of performance-based RSUs vesting at the end of the three-year period. In order for the performance-based RSU awards to vest, Centrus will need to meet (or exceed) a three-year cumulative net income goal established at the time of award by the CN&G Committee.
Indirect Compensation
401(k) Retirement Plan and Executive Deferred Compensation Program
Centrus maintains a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of the Company’s employees are eligible to participate in the plan beginning on the first day of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to defer a portion of their compensation up to the statutorily prescribed limit, generally equal to $20,500 for 2022, and have the amount of the deferral contributed to the 401(k) plan. For 2022, the 401(k) plan provided for a Company-matching contribution of 200% on before-tax contributions up to the first 2% of a participant’s eligible pay, 100% on before-tax contributions on the next 2% of a participant’s eligible pay, and 50% on before-tax contributions on the next 2% of a participant’s eligible pay.
Additionally, certain of the Company’s named executive officers participate in the Executive Deferred Compensation Plan. For 2022, the Company provided an employer match under the Executive Deferred Compensation Plan equal to the maximum matching contribution amount that would have been provided to each participant under the 401(k) plan as reduced by the amount of the actual Company matching contributions made to the participant’s 401(k) plan account for the year. The amounts of matching contributions made by the Company to each named executive officer’s accounts for 2022 are set forth in the Summary Compensation Table in the column entitled “All Other Compensation.”
Severance and Change in Control Agreements
Severance Agreements
Under the Centrus Energy Corp. Executive Severance Plan, if a covered executive is terminated by the Company without cause, he or she is eligible to receive the following: (a) a prorated share of his or her annual incentive bonus for the year in which the executive’s termination occurs (payable at the end of the performance period based on actual performance) up to the date of termination; (b) a lump sum cash severance amount (described in detail below); and (c) continuation of medical and dental coverage as well as life insurance paid for by the Company for a period of time after termination (the “Severance Period”) (or until he or she receives similar coverage from a subsequent employer, whichever occurs first) and outplacement assistance services.
With respect to the named executive officers, cash severance payments under the Executive Severance Plan upon an involuntary termination outside of a change in control are as follows:
•
For our CEO, Mr. Poneman, the severance plan is amended by Mr. Poneman’s employment agreement, such that cash payments are limited to (a) two times Mr. Poneman’s base salary and annual bonus and (b) Mr. Poneman’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs; and

•
For all other executives, cash payments are limited to (a) one times the executive’s base salary and annual bonus and (b) the executive’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs.

Change in Control Agreements
The Company has entered into change in control agreements with each of its named executive officers. The change in control agreements provide each executive with the following benefits (in lieu of any severance benefits under the Executive Severance Plan previously described) if there is a change in control of the Company and within a protected period beginning three months before and ending three years after that change in control (the “protected period”), the Company terminates the executive’s employment without cause or the executive terminates his or her employment for “good reason” (as defined in the agreement):
•
a cash lump sum payment equal to two times the sum of his or her annual base salary and bonus (with the executive’s “bonus” for these purposes generally being the greater of the executive’s target bonus and the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination); and

•
continuation of life and health insurance benefits for him or her and his or her eligible dependents for two years following such termination of employment (the “Covered Period”) or, if sooner, until he or she is covered by comparable programs of a subsequent employer.

In order to receive these benefits, the executive must comply with the non-competition, non-solicitation, and confidentiality provisions of the change in control agreement during the term of the agreement and during the Covered Period.
Stock Ownership Policies
The Company has stock ownership guidelines for its officers that help to better align the interests of the officers with those of the stockholders. Pursuant to the officers’ guidelines, the CEO is expected to hold stock of the Company having an aggregate value of at least two times the amount of his annual base salary, and each other named executive officer is expected to hold stock of the Company having an aggregate value of at least the amount of his or her annual base salary.

Officers are expected to use good faith efforts to attain the applicable stock ownership targets within a reasonable time period after becoming subject to such targets, and to continuously hold stock in an amount at or above the target. Until an officer has met the applicable ownership target, such person must retain at least 50% of shares acquired upon grant, exercise or vesting of equity awards, provided that this requirement applies only to awards made after the effective date of the guidelines. The first grants to which the guidelines will apply may be awarded in 2024.
Tax and Accounting Treatments of Elements of Compensation
In its deliberations, the CN&G Committee reviews and considers the deductibility of executive compensation under applicable tax laws. The CN&G Committee retains the flexibility to approve compensation in certain cases that will not be tax deductible in order to ensure competitive levels of total compensation for its executive officers while creating and improving stockholder value.
Recovery of Incentive Compensation
The 2019 EIP and the EIP include a compensation recovery or “clawback” provision that requires repayment of all payments in settlement of any awards earned or accrued (including annual and long-term incentives) during the 12-month period following the first public issuance or filing with the SEC of a financial document that is subsequently restated as a result of misconduct. The clawback applies to a grantee who knowingly or through gross negligence engaged in or failed to prevent the misconduct, or who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002. The Company will revisit its policy in light of Section 10D of the Securities Exchange Act of 1934, as amended, and the NYSE American requirements relevant thereto.
Hedging and Pledging Prohibitions
As part of our insider trading policy, our directors, executives and other employees are prohibited from entering into short sales or engaging in hedging transactions involving our securities or pledging our securities as collateral for a loan.
Risk Assessment of the Compensation Programs
The CN&G Committee reviews the Company’s compensation policies and practices for all employees, including executive officers, and has determined that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. The CN&G Committee also considers whether our compensation programs include certain design features which have been identified as having the potential to encourage excessive risk-taking when part of the plan design at other companies, such as: too much focus on short-term objectives, too much weight on one metric or objective, too many objectives or improper weighting of objectives, compensation mix overly weighted to cash, excessive use of stock options, and unreasonable award levels or goals. The CN&G Committee has noted several design features of the Company’s compensation programs for executives that reduce the likelihood of excessive risk-taking: the program design provides a balanced mix of fixed and variable pay, cash and equity, and short-term and long-term incentives, multiple, balanced performance metrics are used, maximum payout levels for incentive awards are capped, the CN&G Committee has downward discretion over incentive program awards, and the Company’s equity incentive plan allows the Company to “clawback” payments to those engaged in misconduct related to a restatement of the Company’s financial results. The CN&G Committee has determined that the Company’s compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE REPORT
The CN&G Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained above. In reliance on the reviews and discussions referred to above, the CN&G Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.
Compensation, Nominating & Governance Committee
Tina W. Jonas, Chairman
Bradley J. Sawatzke
Neil S. Subin
Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Summary Compensation Table — Fiscal Years 2020 – 2022
The following table sets forth information regarding the compensation for fiscal years 2020 through 2022, as applicable, awarded to, earned by, or paid to the principal executive officer of the Company, the principal financial officer of the Company, and the three other most highly compensated executive officers of the Company during 2022 serving as executive officers at December 31, 2022, together, the named executive officers.
Name and Principal Position	Fiscal Year	Salary(1)(6)	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Daniel B. Poneman President and CEO	2022	$750,000	—	$249,987	—	$957,375	—	$96,514	$2,053,876
	2021	$750,000	—	$250,017	—	$1,019,938	—	$77,334	$2,097,289
	2020	$750,000	—	$285,941	—	$1,027,575	—	$76,001	$2,139,517
Philip O. Strawbridge Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	2022	$607,192	—	—	—	$980,685	—	$58,523	$1,646,400
	2021	$575,000	—	—	—	$727,950	—	$42,256	$1,345,206
	2020	$575,000	—	—	—	$524,239	—	$39,949	$1,139,188
John M.A. Donelson Senior Vice President, Sales & Chief Marketing Officer	2022	$355,865	—	$118,624	—	$272,557	—	$39,411	$786,457
	2021	$355,865	—	$118,636	—	$311,246	—	$27,194	$812,941
	2020	$355,865	—	$135,674	—	$322,399	$323,804	$26,240	$1,163,982
Dennis J. Scott Senior Vice President, Chief Compliance Officer and Corporate Secretary	2022	$290,000	—	$96,652	—	$257,520	—	$41,266	$685,438
Larry B. Cutlip Senior Vice President, Field Operations	2022	$320,000	—	$106,661	—	$326,784	—	$42,409	$795,854

(1)
For Mr. Poneman, the amounts shown in the Salary column for 2022 includes $37,500 in contributions under the Company’s Executive Deferred Compensation Plan.

(2)
The amounts shown in the Stock Awards column for 2022 include the grant date fair value of $33.70 per share for restricted stock granted to Messrs. Poneman, Donelson, Scott and Cutlip, respectively, under the 2014 EIP. Mr. Strawbridge does not participate in the EIP.

(3)
For Messrs. Poneman, Strawbridge, Donelson, Cutlip and Scott amounts shown for 2022 in the Non-Equity Incentive Plan Compensation column include amounts earned in 2022 and paid in March 2023, with respect to their 2022 Annual Awards based on the CN&G Committee’s evaluation of the Company’s 2022 performance against the 2022 Corporate Goals.

(4)
Messrs. Donelson, Cutlip, and Scott participate in the Company’s qualified defined benefit pension plans providing retirement benefits based on compensation and years of service, and Mr. Donelson participates in the non-qualified supplemental pension plan which provides certain executive officers additional retirement benefits in excess of qualified plan limits imposed by tax law based on a targeted benefit objective. Both plans are closed to employees and no longer accrue additional benefits. The change in total pension value in 2022 was a decrease and thus was not required to be disclosed under Item 402(c)(2)(viii).

(5)
For Mr. Poneman, the amount shown in the All Other Compensation column for 2022 includes $31,350 in Company matching contributions under the Company’s Executive Deferred Compensation Plan, $21,350 in Company matching contributions under the Centrus 401(k) plan, and $34,516 in life insurance premiums paid by the Company. For Mr. Strawbridge, the amount includes $18,604 in

Company matching contributions made under the Centrus 401(k) plan and $39,919 in life insurance premiums paid by the Company. For Mr. Donelson, the amount includes $21,350 in Company matching contributions made under the Centrus 401(k) plan and $18,061 in life insurance premiums paid by the Company. For Mr. Cutlip, the amount includes $17,173 in Company matching contributions made under the Centrus 401(k) plan and $25,236 in life insurance premiums paid by the Company. For Mr. Scott the amount includes $21,350 in Company matching contributions made under the Centrus 401(k) plan and $19,916 in life insurance premiums paid by the Company.
(6)
For Mr. Strawbridge, the amount shown in the salary column reflects an increase to his base salary effective April 1, 2022.

Grants of Plan-Based Awards Table — Fiscal Year 2022
The following table sets forth information regarding the grants of equity and incentive plan-based awards for fiscal year 2022, awarded to the Company’s named executive officers.
		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards(1)
Name and Principle Position	Grant Dates	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)(2)
Daniel B. Poneman President and CEO	02/16/22	N/A	N/A	N/A	N/A	$249,987	—	7,418	—	—	$249,987
	03/31/23					$249,982		5,853			$249,982
Philip O. Strawbridge Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	—	—	—	—	—	—	—	—	—	—	—

John M.A. Donelson Senior Vice President, Sales & Chief Marketing Officer	02/16/22	N/A	N/A	N/A	N/A	$118,624	—	3,520	—	—	$118,624
	03/31/23					$118,606		2,777			$118,606
Dennis J. Scott Senior Vice President, Chief Compliance Officer and Corporate Secretary	02/16/22	N/A	N/A	N/A	N/A	$96,652	—	2,868	—	—	$96,652
	03/31/23					$96,653		2,263			$96,653
Larry B. Cutlip Senior Vice President, Field Operations	02/16/22	N/A	N/A	N/A	N/A	$106,661	—	3,165	—	—	$106,661
	03/31/23					$106,647		2,497			$106,647

(1)
Based on fair value price per share of $33.70 in 2022 and $42.71 in 2023 for Messrs. Poneman, Donelson, Scott and Cutlip.

(2)
These are not applicable as the equity incentive plan awards do not have a minimum or maximum payout.

CEO Employment Agreement
The Company entered into an employment agreement, effective as of March 6, 2015, as amended, (the “Employment Agreement”) with Mr. Poneman. The Employment Agreement’s initial term ended on March 31, 2017, and has automatically renewed, each year thereafter for successive one-year terms and will continue to renew annually, unless terminated by either party in accordance with the terms of the Employment Agreement. The Employment Agreement provides Mr. Poneman with an initial base salary of $750,000 per year which will be reviewed annually by the Company’s CN&G Committee for possible increase.
Bonus.   Mr. Poneman is eligible for an annual bonus under the Company’s 2019 EIP (or its successor) with a target amount at least equal to 100% of base salary and a maximum amount of 150% of base salary

(or such higher amount as the CN&G Committee may determine in the future). The actual amount of the annual bonus will be determined by the CN&G Committee in its sole discretion and based upon its assessment of whether the applicable Corporate Goals have been achieved during the fiscal year. On November 28, 2018, the Employment Agreement was amended (the “Amendment”) to provide that for the 2018 performance year, Mr. Poneman may be paid up to 10 percent of his annual bonus under the Employment Agreement in fully vested shares of the Company’s Class A common stock in lieu of cash, with the remainder of the annual bonus to be paid in cash. The actual percentage of the annual bonus to be paid in Class A common stock is determined by the CN&G Committee in its sole discretion and is subject to the terms and conditions of the Company’s 2014 Plan. Per the terms of the Amendment, the number of shares awarded to Mr. Poneman for any one performance period cannot exceed 20,000 shares of the Company’s Class A common stock.
Equity Compensation.   In connection with the commencement of Mr. Poneman’s employment, Mr. Poneman was granted a stock option to purchase 300,000 shares of our Class A common stock. The option has a ten-year term with a per share exercise price equal to the fair market value of our Class A common stock on the grant date, and vests and becomes exercisable in equal annual installments on each of the first four anniversaries of the date of grant, subject to Mr. Poneman’s continued employment on the applicable vesting dates. As of March 2019, the options were fully vested. As of December 31, 2022, Mr. Poneman had exercised 204,000 of such options in the aggregate and had 96,000 unexercised options remaining at such date.
Long-Term Incentive.   Mr. Poneman is a participant in the long-term executive incentive plans of the Company described earlier in this Proxy Statement.
Outstanding Equity Awards at Fiscal Year End December 31, 2022
The following table shows the number of shares of our Class A common stock covered by stock options or stock awards held by our named executive officers as of December 31, 2022. The awards shown in the table below was granted under the 2014 Plan (or a sub-plan thereof).
			Options			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Exercise Price ($)	Options Expiration Date	Number of Shares, Units of Other Rights That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Other Rights That Have Not Vested	Equity Incentive Plan Market Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)(1)
Daniel B. Poneman	96,000	—	$4.37	03/26/26	—	—	73,519	$2,140,413
Philip O. Strawbridge	—	—	—	—	—	—	—	—
John M.A. Donelson	—	—	—	—	—	—	34,884	$1,015,605
Dennis J. Scott	—	—	—	—	—	—	28,426	$827,589
Larry B. Cutlip	—	—	—	—	—	—	29,107	$844,740

(1)
The market value of the unvested notional units is computed based on the $32.48 closing price per share of our Class A common stock on the NYSE American on December 30, 2022. The market value of the unvested stock appreciation (SAR) is computed using the Black-Scholes option-pricing model based upon inputs as of December 30, 2022.

Option Exercises and Stock Vested for Fiscal Year 2022
	Option Awards		Stock Awards
Name and Principle Position	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Daniel B. Poneman President and CEO	48,000	$1,523,515	39,557	$1,333,071
Philip O. Strawbridge Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	—	—	—	—
John M.A. Donelson Senior Vice President, Sales & Chief Marketing Officer	—	—	18,769	$632,515
Dennis J. Scott Senior Vice President, Chief Compliance Officer and Corporate Secretary	—	—	15,295	$515,442
Larry B. Cutlip Senior Vice President, Field Operations	—	—	15,295	$515,442
The following table sets forth information regarding the value realized by each of the Company’s named executive officers upon the exercise of options and vesting of restricted stock units for fiscal year 2022.
Pension Benefits for Fiscal Year 2022
The following table sets forth information regarding the actuarial present value of the Company’s named executive officers’ accumulated benefits under each of the Company’s pension plans, calculated as of December 31, 2022.(1)
Name and Principle Position	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Daniel B. Poneman President and CEO	N/A	N/A	N/A	N/A
Philip O. Strawbridge Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	N/A	N/A	N/A	N/A
John M.A. Donelson Senior Vice President, Sales & Chief Marketing Officer	Centrus Pension Plan	27.3	$652,788	—
	Pension Restoration Plan	27.3	$1,096,304	—
Dennis J. Scott Senior Vice President, Chief Compliance Officer and Corporate Secretary	Centrus Pension Plan	28.9	$847,343	—
Larry B. Cutlip Senior Vice President, Field Operations	Centrus Pension Plan	41.6	$586,456	—
	Enrichment Plan	41.6	$792,518	—

(1)
Centrus has two Qualified Defined Benefit Pension Plans: (i) The “Retirement Program Plan for Employees of United States Enrichment Corporation” (GDP Pension Plan), and (ii) the “Employees’ Retirement Plan of Centrus Energy Corp.” (Centrus Pension Plan). Centrus also maintains a non-qualified Pension Restoration Plan (PRP Plan). All of the aforementioned Plans were closed to new entrants by 2007, and accruals frozen as of 2013. Messrs. Scott, Cutlip, and Donelson are in the Centrus Pension Plan, and Mr. Donelson is in the PRP Plan. Mr. Cutlip is also in the GDP Pension Plan. Messrs. Scott, Cutlip and Donelson all currently meet the requirements for an early retirement. All the Plans have a normal retirement age of 65.

Nonqualified Deferred Compensation
The following table sets forth information regarding the nonqualified deferred compensation for fiscal year 2022, for the Company’s named executive officers.
Name and Principle Position	Executive contributions in last fiscal year ($)	Registrant contributions in last fiscal year ($)	Aggregate earnings in last fiscal year ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end ($)
Daniel B. Poneman President and CEO	$37,500.06	$31,150.00	$(771,642)	$—	$2,699,179
Philip O. Strawbridge Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	N/A	N/A	N/A	N/A	N/A
John M.A. Donelson Senior Vice President, Sales & Chief Marketing Officer	N/A	N/A	N/A	N/A	N/A
Dennis J. Scott Senior Vice President, Chief Compliance Officer and Corporate Secretary	N/A	N/A	N/A	N/A	N/A
Larry B. Cutlip Senior Vice President, Field Operations	N/A	N/A	N/A	N/A	N/A
Potential Payments Upon Termination or Change in Control
Payments Made Upon Termination
Under the Centrus Energy Corp. Executive Severance Plan, if a covered executive is terminated by the Company without cause, he or she is eligible to receive the following: (a) a prorated share of his or her annual incentive bonus for the year in which the executive’s termination occurs (payable at the end of the performance period based on actual performance) up to the date of termination; (b) a lump sum cash severance amount (described in detail below); and (c) continuation of medical and dental coverage as well as life insurance paid for by the Company for a period of time after termination (the “Severance Period”) (or until he or she receives similar coverage from a subsequent employer, whichever occurs first) and outplacement assistance services.
With respect to the named executive officers, cash severance payments under the Executive Severance Plan upon an involuntary termination outside of a change in control are as follows:
•
For our CEO Mr. Poneman, as such severance plan is amended by Mr. Poneman’s employment agreement, cash payments are limited to (a) two times Mr. Poneman’s base salary and annual bonus and (b) Mr. Poneman’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs; and the Severance Period is two years;

•
For all other executives, cash payments are limited to (a) one times the executive’s base salary and annual bonus and (b) the executive’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs, and the Severance Period is one year.

Potential Payments Made Upon a Change in Control
The Company has entered into change in control agreements with each of its named executive officers. The change in control agreements provide each executive with the following benefits (in lieu of any severance benefits under the Executive Severance Plan previously described ) if there is a change in control of the Company and within a protected period beginning three months before and ending three years after that change in control (the “protected period”), the Company terminates the executive’s employment without cause or the executive terminates his or her employment for “good reason” (as defined in the agreement):

•
a cash lump sum payment equal to two times the sum of his or her annual base salary and bonus (with the executive’s “bonus” for these purposes generally being the greater of the executive’s target bonus and the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination); and

•
continuation of life and health insurance benefits for him or her and his or her eligible dependents for two years following such termination of employment (the “Covered Period”) or, if sooner, until he or she is covered by comparable programs of a subsequent employer.

In order to receive these benefits, the executive must comply with the non-competition, non-solicitation, and confidentiality provisions of the change in control agreement during the term of the agreement and during the Covered Period.
Payments upon Termination
The table below provides the payments that would have become payable if the NEO had terminated employment as of December 31, 2022, including present value of benefits under the Centrus Energy Corp. Executive Severance Plan, the 2014 Plan, the 2019 EIP, the EIP, change in control agreements with each of its named executive officers and our CEO’s Employment Agreement. Any actual payments that may be made pursuant to the arrangements described above are dependent on various factors, which may or may not exist at the time a termination of employment or change in control actually occurs.

Potential Payments Upon Termination or Change in Control at Fiscal Year-End December 31, 2022
Name and Principle Position	Voluntary Termination	Retirement(1)	Involuntary Not for Cause Termination	Involuntary For Cause Termination	Involuntary or Good Reason Termination (Change in Control)	Death or Disability
Daniel B. Poneman
Severance Payments(2)	$1,735,954	$1,735,954	$4,735,954	—	$4,735,954	$1,735,954
Equity Awards
Retirement Plans
280G Gross-up
Continuing Benefits(3)	—	—	$69,032	—	$69,032	—
Philip O. Strawbridge
Severance Payments(2)	$589,000	$589,000	$1,808,960	—	$3,617,920	$589,000
Equity Awards
Retirement Plans
280G Gross-up
Continuing Benefits(3)	—	—	$39,227	—	$78,454	—
John M.A. Donelson
Severance Payments(2)	$560,396	$560,396	$1,129,780	—	$1,699,164	$560,396
Equity Awards
Retirement Plans	$1,901,842	$1,901,842	$1,901,842	$1,901,842	$1,901,842	$1,048,504
280G Gross-up
Continuing Benefits(3)	—	—	$35,322	—	$70,644	—
Dennis J. Scott
Severance Payments(2)	$504,085	$504,085	$1,026,085	—	$1,548,085	$504,396
Equity Awards
Retirement Plans	$847,343	$847,343	$847,343	$847,343	$847,343	$422,702
280G Gross-up
Continuing Benefits(3)	—	—	$41,238	—	$82,477	—
Larry B. Cutlip
Severance Payments(2)	$551,279	$551,279	$1,127,279	—	$1,703,279	$551,279
Equity Awards
Retirement Plans	$1,378,974	$1,378,974	$1,378,974	$1,378,974	$1,378,974	$716,424
280G Gross-up
Continuing Benefits(3)	—	—	$32,591	—	$65,182	—

(1)
Messrs. Donelson, Cutlip, and Scott are eligible for an early or normal retirement under the Company’s retirement programs as of December 31, 2022.

(2)
In calculating the Severance Payment, the final average bonuses for the NEOs include each executive’s 2022 annual incentive bonus because annual incentive bonuses for 2023 had not been determined or paid as of December 31, 2022. The final average bonuses for the NEOs were based on the average of any bonuses paid for 2021, 2020 and 2019. LTIP awards are calculated as of December 31, 2022 are also included in the Severance Payments section.

(3)
Includes (a) the cost of continuation of medical, dental and life insurance benefits for a period of one year following termination of employment in the case of an involuntary not for cause termination; and (b) the cost of continuation of medical, dental, life insurance and disability benefits for a period of two years following termination of employment in the case of a change in control. Amounts vary by executive based on their specific benefit elections.

Equity Compensation Plan Information
The following table sets forth, for the Company’s 2014 Plan, the number of shares of our Class A common stock subject to outstanding awards, the weighted average exercise price of outstanding options and the number of shares remaining available for future award grants as of December 31, 2022.
Plan Category	Column (a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Column (b) for Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Column (c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	161,519 (1)	7.94	522,608(2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	161,519	7.94	522,608

(1)
Consists of 96,000 outstanding stock options and 65,519 stock appreciation rights granted under the 2014 Plan.

(2)
Consists of shares available for future issuance under the 2014 Plan as of December 31, 2022. Subject to certain express limits of the 2014 Plan, shares available for awards under the 2014 Plan generally may be used for any type of award authorized under the plan including options, stock appreciation rights and other forms of awards granted or denominated in shares of our common stock including, without limitation, stock bonuses, restricted stock, and restricted stock units. Excludes notional awards because they may be settled in stock, cash, or combination thereof at the discretion of the CN&G Committee and do not represent a “right” to obtain stock.

Pay Ratio Disclosure
As required under SEC rules, we are disclosing the total annual compensation of our CEO, the median of the total annual compensation of all employees other than our CEO, and the ratio of the total annual compensation of our CEO to that of our median employee (the “CEO Pay Ratio”). The following CEO Pay Ratio disclosure for fiscal year 2022 is the Company’s reasonable, good faith estimate calculated in accordance with the requirements of Item 402(u) of Regulation S-K and Section 954(6) of the Dodd-Frank Act.
In order to calculate the CEO Pay Ratio for the year ended December 31, 2022, we identified our median employee using the following methodology and material assumptions, adjustments, and estimates:
•
We selected December 31, 2022 as our identification date for determining the median of the total annual compensation of all employees because it enabled us to make such identification in a reasonably efficient and economic manner. As of that date, we employed approximately 275 individuals, all of which are employees in the United States. This population consisted of our full-time employees, part-time employees and contractors. We excluded contractors from our analysis.

•
We used a consistently applied compensation measure, comparing the amount of salary or wages, and bonuses as compiled from our payroll records and other internal records. We identified our median employee by consistently applying this compensation measure to all employees included in our employee population base. Such person’s compensation was calculated in accordance with the Summary Compensation Table guidelines.

On that basis, the Company has calculated the total annual compensation of our median employee and the CEO pay ratio for the year ended December 31, 2022:
•
The total annual compensation of our median employee was $101,800;

•
The total annual compensation of our CEO, as reported in the “Summary Compensation Table” included in the section titled “Executive Compensation”, was $2,053,876; and

•
Based on this information, we reasonably estimate that the ratio of the total annual compensation of our CEO to the total annual compensation of the median employee was 20 to 1.

Pay versus Performance
Under new Item 402(v) of Regulation S-K, we must disclose pay-versus performance information for the most recently completed three fiscal years. The following table sets forth the required pay versus performance disclosures in the form of the “total compensation” as reported in the Company’s Summary Compensation Table” for the principal executive officer (“PEO”) and as an average for the other named executive officers.
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Total from Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on:		Net Income ($)	Company- Selected Measure(4)
					Total Stockholder Return ($)(2)	Peer Group Total Stockholder Return ($)(3)
2022	$2,053,876	$267,187	$978,537	$354,454	$472	$104	$52	$294
2021	$2,097,289	$4,604,349	$1,079,074	$2,812,351	$725	$109	$175	$298
2020	$2,139,517	$4,991,181	$1,151,585	$2,430,721	$336	$106	$54	$247

(1)
To calculate “compensation actually paid” for our CEO and other NEOs, the set out below adjustments were made to Summary Compensation Table total pay.

(2)
Total stockholder return as calculated based on a fixed investment of one hundred dollars measured from the market close on December 31, 2019 (the last trading day of 2019) through and including the end of the fiscal year for each year reported in the table.

(3)
Our peer group used for the total stockholder return calculation is the S&P Aerospace & Defense Select industry index.

(4)
Our Company-selected measure, which is the measure we believe represents the most important financial performance measure not otherwise presented in the table above that we use to link compensation actually paid to our named executive officers for 2022 to our Company’s performance is revenue.

	2020		2021		2022
Adjustments	PEO	Avg. Other NEOs	PEO	Avg. Other NEOs	PEO	Avg. Other NEOs
Deduction for amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for applicable FY	$(285,941)	$(67,837)	$(250,017)	$(59,318)	$(249,987)	$(80,484)
Increase in fair value of awards granted during applicable FY that remain unvested as of applicable FY end, determined as of applicable FY end	$1,209,201	$286,873	$338,449	$80,299	$240,937	$77,570
Change in fair value of awards granted during prior FY that were outstanding and unvested as of applicable FY end, determined based on change in fair value from prior FY end to applicable FY end	$1,928,404	$1,222,003	$2,547,584	$1,267,891	$(1,136,420)	$(356,017)
Change in fair value of awards granted during prior FY that vested during applicable FY, determined based on change in fair value from prior FY end to vesting date	$—	$—	$(128,956)	$444,406	$(641,219)	$(265,152)
Reduction for values reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT for applicable FY	N/A	$(161,902)	N/A	N/A	N/A	N/A
Increase for Service Cost and, if applicable, Prior Service Cost for pension plans	N/A	$—	N/A	N/A	N/A	N/A
Total adjustments	$2,851,664	$1,279,136	$2,507,060	$1,733,277	$(1,786,689)	$(624,083)

Relationship Between Compensation Actually Paid and Performance Measures
The charts below illustrate, for the past three fiscal years, the relationship between compensation actually paid to the CEO and the average other NEOs and the financial metrics disclosed in the Pay versus Performance Table.

Compensation Actually Paid versus
Total Shareholder Return
Indexed Total Shareholder Return
$800
$700
$600
$500
$400
$300
$200
$100
$0
Compensation Actually Paid ($mm)
$6
$5
$4
$3
$2
$1
$0
2020
2021
2022
CAP - PEO
CAP - Other NEOs
Company TSR
Peer TSR

Compensation Actually Paid versus Net Income
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Net Income ($mm)
$6
$5
$4
$3
$2
$1
$0
Compensation Actually Paid ($mm)
2020
2021
2022
CAP - PEO
CAP - Other NEOs
Net Income

Compensation Actually Paid versus Revenue
$600
$500
$400
$300
$200
$100
$0
Revenue ($mm)
$6
$5
$4
$3
$2
$1
$0
Compensation Actually Paid ($mm)
2020
2021
2022
CAP - PEO
CAP - Other NEOs
Revenue

Tabular List of Company Performance Measures
The following lists measures that we believe are most important in linking compensation actually paid to Company performance during 2022.
•
Revenue

•
Gross margin

•
Cash balance

PROPOSAL 2. ADVISORY VOTE ON HOLDING THE FREQUENCY ON THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION
As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on whether an advisory vote on the compensation of our named executive officers should occur every one, two, or three years.
Stockholders may cast a vote by specifying one of the following four options on the accompanying proxy card: “1 Year,” “2 Years,” “3 Years” or “Abstain.” The advisory vote on the frequency of holding the advisory vote on the Company’s executive compensation requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of the Class A common stock entitled to vote thereat held by such stockholder. However, if no frequency option receives the vote of the holders of a majority of the stock represented and entitled to vote thereof, the alternative receiving the most votes of shares of our Class A common stock will be considered by our Board to be the advice of our stockholders on this matter. Our Board of Directors and the CN&G Committee will consider the outcome of this advisory vote in determining the frequency of the advisory vote on executive compensation.
The Board recommends a vote for 1 YEAR for the advisory vote on holding the frequency of the advisory vote on the Company’s executive compensation.

PROPOSAL 3. ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION
As required by federal securities laws, the Board is providing our stockholders with an opportunity to provide a non-binding advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the Proxy Statement for the 2023 Annual Meeting of stockholders, is hereby approved.”
The advisory vote on the Company’s executive compensation requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder. This advisory vote to approve the compensation of our named executive officers is not binding on us, our Board, or the CN&G Committee. However, our Board and the CN&G Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers. At the 2022 annual meeting of stockholders, over 99% of the shares voted were in favor of the advisory resolution concerning the compensation of the named executive officers.
The next such “say-on-pay” vote will occur at our 2024 annual meeting of stockholders. However, as noted in Proposal 2 above, the Company is asking stockholders to provide an advisory vote on the frequency of future say-on-pay votes.
The Board recommends voting FOR approval of the Company’s executive compensation of the named executive officers.

PROPOSAL 4. APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT, AS AMENDED
On April 6, 2016, the Board adopted a Section 382 Rights Agreement (the “Initial Rights Agreement”), as amended on February 14, 2017 (the “First Amendment”). The Board adopted the Initial Rights Agreement in an effort to protect stockholder value by, among other things, attempting to protect against a possible limitation on our ability to use its net operating loss carryforwards (“NOLs”) and other tax benefits, which may be used to reduce potential future income tax obligations.
The Initial Rights Agreement was approved by our stockholders. On April 3, 2019, the Board approved, and the Company adopted, a Second Amendment to the Section 382 Rights Agreement (the “Second Amendment”), which among other things, (i) decreased the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share (the “Preferred Shares”), from $26.00 to $18.00, and (ii) extended the Final Expiration Date (as defined in the Rights Agreement) from April 5, 2019 to April 5, 2022. The Board approved, and on April 13, 2020, the Company adopted a Third Amendment to the Section 382 Rights Agreement (the “Third Amendment”), which changed the Final Expiration Date from April 5, 2022 to June 30, 2021. The Third Amendment was approved by our stockholders. The Board approved, and on June 16, 2021, the Company adopted a Fourth Amendment to the Section 382 Rights Agreement (the “Fourth Amendment”), which changed the Final Expiration Date from June 30, 2021 to June 30, 2023. The Fourth Amendment was approved by our stockholders.
The Initial Rights Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to herein as the “Rights Agreement.”
On April 10, 2023, the Board approved a Fifth Amendment to the Rights Agreement (the “Fifth Amendment”), conditioned upon the approval of the Company’s stockholders. We are seeking stockholder approval of the Rights Agreement, as amended by the Fifth Amendment, to (i) extend its expiration date until June 30, 2026 and (ii) increase the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share (the “Preferred Shares”), from $18.00 to $160.38 in light of the increase in the trading price of the Company’s Class A common stock since the adoption of the Second Amendment. If the Fifth Amendment is not approved by a majority of the shares present at the Annual Meeting or by proxy and entitled to vote at the Annual Meeting, then the Rights Agreement will expire by its terms on June 30, 2023 and the purchase price would remain at $18.00. In such event, after June 30, 2023 and the termination of the Rights Agreement, we would continue to possess NOLs and other tax benefits that have stockholder value but would no longer be protected by the Rights Agreement. The rights may also expire on an earlier date if certain events occur, as described more fully set forth in the Rights Agreement.
Reasons for the Rights Agreement
The Board adopted the Rights Agreement in an effort to protect stockholder value by, among other things, attempting to protect against a possible limitation on the Company’s ability to use its NOLs and other tax benefits, which may be used to reduce potential future income tax obligations. The Company has experienced substantial operating losses, and under the Code, and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code, the Company’s ability to use its NOLs and other tax benefits will be substantially limited. Generally, an ownership change would occur if the Company’s stockholders who own, or are deemed to own, 5% or more of the Company’s common stock increase their collective ownership in the Company by more than 50% over a rolling three-year period. As of December 31, 2022, the Company has federal NOLs of $649.1 million generated through December 31, 2017, that currently expire in 2037. In addition, the Company has federal NOL carryforwards of $131.4 million generated after December 31, 2017, that do not expire. Centrus also has state NOL carryforwards of $479.2 million, with a full valuation allowance, that currently expire in 2037.

Summary of the Rights Agreement
The following is a summary of the terms of the Rights Agreement, as amended. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Initial Rights Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment, the complete texts of which are attached hereto as Appendix A and incorporated herein by reference, and the Fifth Amendment, the complete text of which is attached hereto as Appendix B to this Proxy Statement and incorporated herein by reference. We urge you to carefully read the Rights Agreement in its entirety as the discussion below is only a summary.
The Rights
On April 6, 2016, the Board declared a dividend of one right to purchase Preferred Shares pursuant to the Rights Agreement (each, a “Right”) for each outstanding share of (i) Class A common stock and (ii) Class B common stock. The Rights were issued to the holders of record of Class A common stock and Class B common stock, in each case, outstanding on April 6, 2016 (the “Record Date”) and will be issued with respect to Class A common stock and Class B common stock issued thereafter until the Distribution Date (as defined below). As amended by the Fifth Amendment, each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of a Preferred Share at a price of $160.38 (the “Purchase Price”). The description and terms of the Rights are set forth in the Rights Agreement.
Initial Exercisability
One Right will be associated with (i) each share of Class A common stock and each share of Class B common stock outstanding on the Record Date, (ii) each additional share of Class A common stock and Class B common stock that becomes outstanding between the Record Date and the earliest to occur of the Distribution Date (as defined below), the Redemption Date (as defined in the Rights Agreement) and the Expiration Date (as defined below) and (iii) each additional share of Class A common stock and Class B common stock with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date and the Expiration Date, as provided in the Rights Agreement.
The Rights are not exercisable until the Distribution Date, which is the earliest to occur of the following:
•
the Share Acquisition Date (as defined below), and

•
such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding shares of Class A common stock which could result in such person or group becoming the beneficial owner of 4.99% or more of the outstanding shares of Class A common stock.

Under the Rights Agreement, the “Share Acquisition Date” means the date on which the Company learns that a Person has become an Acquiring Person. An Acquiring Person includes (i) a person or group (including any affiliate or associate of such person or group) that has, subject to certain exceptions, acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding shares of Class A common stock or (ii) any Grandfathered Person (as defined below) that has exceed its Grandfathered Percentage (as defined below) by 0.5% of the outstanding shares of Class A common stock (such person or group being called an “Acquiring Person”). A “Grandfathered Person” is any person or group that beneficially owned (as disclosed in public filings) 4.99% or more of the outstanding shares of Class A common stock as of April 6, 2016 (such percentage, the “Grandfathered Percentage”).
In the case of certificated shares of Class A common stock or Class B common stock, the Rights associated therewith, as the case may be, represented by such certificates will be evidenced by such certificates along with a copy of a summary of rights to purchase Preferred Shares, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the such shares, as the case may be, represented thereby. In the case of Class A common stock or Class B common stock held in uncertificated form, the Rights associated with the shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Class A common stock or Class B common stock, as applicable, and the transfer of any such shares in the book-entry account system of the transfer agent for such Class A common stock or such Class B common stock, as applicable, shall also constitute the transfer of the Rights associated with such Class A common stock or Class B common stock, as applicable.
Until the Distribution Date, the Rights will be transferred with and only with Class A common stock or Class B common stock, as the case may be.
As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Class A common stock and Class B common stock, in each case as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.
Expiration
As further described in this Proxy Statement, if the Rights Agreement, as amended by the Fifth Amendment, is approved by a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote at this Annual Meeting, the Rights will expire on the Expiration Date, which is the earliest of:
•
June 30, 2026,

•
the Redemption Date (as defined in the Rights Agreement),

•
the effective date of the repeal of Section 382 of the Code, or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Company’s NOL carryforwards or other tax benefits, or

•
the first day of a taxable year of the Company to which the Board determines that none of the Company’s NOL carryforwards or other tax benefits may be carried forward.

If the Rights Agreement, as amended by the Fifth Amendment, is not approved by a majority of the shares present at the Annual Meeting or by proxy and entitled to vote at this Annual Meeting, the Rights will expire on June 30, 2023.
The “Flip-in” Provision
Subject to the right of the Board to redeem or exchange the Rights as described below, at the Share Acquisition Date, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of shares of Class A common stock which at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person on or after the Distribution Date will become null and void and will not be subject to the “flip-in” provision.
The “Flip-over” Provision
In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is a publicly traded corporation or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is a publicly traded corporation, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is not a publicly traded entity or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is not a publicly traded entity, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (i) that number of shares of the surviving corporation in the transaction with such entity (or, at such holder’s option, of the surviving corporation in such acquisition, which could be the Company) which at the time of the transaction would have a book value of twice the Purchase Price or (ii) that number of shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. The “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.
Any Rights that are or were, at any time on or after the date an Acquiring Person becomes such, beneficially owned by an Acquiring Person or any affiliate or associate of an Acquiring Person (or a transferee thereof) will become null and void and any holder of any such Right (including any subsequent holder) will be unable to exercise any such Right.
The Exchange Provision
At any time after the Share Acquisition Date, the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of either: (i) one-half of the Preferred Shares (or fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement; or (ii) in the case of: (x) holders of Class A common stock: cash, property, Preferred Shares (including fractions thereof), Class A common stock (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class A common stock in accordance with Section 11(a) of the Rights Agreement; and (y) holders of Class B common stock: cash, property, Preferred Shares (including fractions thereof), Class B common stock (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing), having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class B common stock in accordance with Section 11(a) of the Rights Agreement; in each case, which values shall be determined by a nationally recognized investment banking firm selected by the Board. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Class A common stock for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the Beneficial Owner of 50% or more of the Class A common stock then outstanding.
If the Board elects to mandatorily exchange any Rights, the Board may, at its option and without limiting any rights the Company may have under the Rights Agreement, cause the Company to enter into one or more arrangements it deems necessary or appropriate to implement and give effect to such mandatory exchange in the manner contemplated by the Rights Agreement, including by establishing one or more trusts or other mechanism for the proper and orderly distribution of the securities and/or cash to be exchanged therefore.
Exempted Persons and Exempted Transactions
The Board of Directors recognizes that there may be instances when an acquisition of Class A common stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company or may otherwise be in the best interest of the Company. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempted Person” or to designate a transaction involving the Class A common stock as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person.
Redemption
The Rights are redeemable by the Board at a redemption price of $0.0001 per Right (the “Redemption Price”) any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date. Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment
At any time prior to the Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including, without limitation, the date on which the Distribution Date or the Expiration Date shall occur, the amount of the Purchase Price or the definition of “Acquiring Person”).
Voting Rights; Other Stockholder Rights
Until a Right is exercised or exchanged, the holder thereof by virtue of such Right will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Fractional Shares
The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share. The Company may, but is not required to, issue fractions of shares upon the exercise of Rights (other than one one-thousandth (1/1,000th) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof), and in lieu of fractional shares, the Company may make a cash payment based on the market price of such shares on the first trading date prior to the date of exercise or utilize a depositary arrangement as provided by the terms of the Preferred Shares.
Anti-Dilution Adjustments
The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change to our Class A common stock, Class B common stock or Preferred Shares, whether by reason of stock dividends, stock splits, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Class A common stock, Class B common stock or Preferred Shares or otherwise. The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Class A common stock or Class B common stock payable in Class A common stock or Class B common stock or a subdivision or combination of the Class A common stock prior to the Distribution Date.
Anti-takeover Effects
The Rights have certain anti-takeover effects. Once the Rights have become exercisable, in most cases the Rights will cause substantial dilution to a person or group that attempts to acquire or merge with the Company. Accordingly, the existence of the Rights may deter potential acquirors from making a takeover proposal or a tender offer. The Rights should not interfere with any merger or other business combination approved by the Board because the Company may redeem the Rights and because the Board can amend the Rights Agreement so that a transaction approved by the Board would not cause the Rights to become exercisable.
The approval of the Section 382 Rights Agreement, as amended, requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.
The Board recommends voting FOR approval of the Company’s Section 382 Rights Agreement, as amended by the Fifth Amendment described above and set forth in Appendix B hereto.

PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit and Finance Committee of the Company has appointed the firm of Deloitte & Touche LLP to serve as the independent auditors of the Company for 2023, subject to ratification of this appointment by the stockholders of the Company.
One or more representatives of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. The Deloitte & Touche LLP representative(s) will also be available to respond to appropriate questions.
The Audit and Finance Committee has sole authority for appointing and terminating Centrus’ independent auditors for 2023. Accordingly, stockholder approval is not required to appoint Deloitte & Touche LLP as Centrus’ independent auditors for 2023. The Audit and Finance Committee believes, however, that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit and Finance Committee will review its future selection of the Company’s independent auditors.
The ratification of the appointment of Deloitte & Touche LLP as Centrus’ independent auditors requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.
The Board recommends voting FOR ratification of the appointment of Deloitte & Touche LLP as Centrus’ independent auditors for 2023.

Audit Matters
Change in Independent Registered Public Accounting Firm
As previously reported on our Current Report on Form 8-K (the “Current Report”) filed on March 8, 2023, the Audit and Finance Committee on March 6, 2023 approved the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and engaged Deloitte & Touche LLP to serve in this role for the fiscal year ending December 31, 2023. The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2022, and in the subsequent interim period through March 6, 2023, there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in its report. No “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the two fiscal years ended December 31, 2021 and 2022, or in the subsequent interim period through March 6, 2023.
The Company provided PricewaterhouseCoopers LLP a copy of the disclosures made pursuant to the Current Report prior to the filing of the Current Report and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with such disclosures and if not, stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP’s letter, dated March 8, 2023, is filed as Exhibit 16.1 to that Current Report.
Audit and Non-Audit Fees
The Audit and Finance Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit and Finance Committee has delegated pre-approval authority to the Chairman of the Audit and Finance Committee, who presents any decisions to the full Audit and Finance Committee at its next scheduled meeting. The following amounts were billed to the Company by PricewaterhouseCoopers LLP for services rendered for the periods indicated:
Type of Fee	Amount Billed For Year Ended December 31, 2022	Amount Billed For Year Ended December 31, 2021
	(In thousands)	(In thousands)
Audit Fees(1)	$1,571	$1,465
Audit-Related Fees	—	—
Tax Fees(2)	$67	$74
All Other Fees(3)	$4	$3
Total	$1,643	$1,542

(1)
Services include work related to the Company’s public offerings of Class A common stock.

(2)
Services including preparation and review of income tax returns.

(3)
Service fee for access to electronic publication for both periods.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10 percent stockholders (“Insiders”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during the fiscal year ended December 31, 2022, and during the subsequent period through the date of this Proxy Statement, all Insiders have complied with all applicable Section 16(a) reporting requirements, except for one Form 4 for Mikel Williams, which reported one transaction and was filed late by the Company on his behalf through an administrative error by the Company, and one Form 3 for Kevin Harrill, which was filed late by the Company on his behalf through an administrative error by the Company.

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee of the Board of Directors is comprised of three independent directors and operates under a written charter. The Committee meets with the internal and independent auditors, with and without management present, to facilitate and encourage private communication.
In fulfilling its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2022. The Committee has discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. In addition, the Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.
The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Audit and Finance Committee
W. Thomas Jagodinski, Chairman
Tina W. Jonas
Mikel H. Williams

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Date for Submission of Stockholder Proposals
Under the SEC rules, in order to be considered for inclusion in Centrus’ Proxy Statement for the 2024 annual meeting of stockholders, proposals from stockholders must be received by the Secretary of the Company at 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817 not later than December 30, 2023.
Our bylaws contain an advance notice provision regarding stockholder proposals that are not sought to be included in the Company’s Proxy Statement, which provides that, to be timely, a stockholder’s notice of intention to bring business before a meeting must be delivered to the Company’s Secretary, at the Company’s principal executive office, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. Accordingly, stockholder nominations for director or other proposed items of business intended to be brought before the next annual meeting of stockholders must be received by the Company between February 21, 2024 and March 22, 2024 in order to be considered timely, unless the Company gives notice that the date of the annual meeting is more than 30 days before, or more than 60 days after, June 20, 2024. Any proposals received outside of that period will not be permitted to be raised at the meeting.
Other Matters
As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the Annual Meeting other than those specifically set forth above. If other matters should properly come before the Annual Meeting or any adjournment thereof, including stockholder proposals that have been excluded pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the persons named as proxies intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.
By order of the Board of Directors,

Dennis J. Scott
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Bethesda, Maryland
April 28, 2023

APPENDIX A
EXECUTION COPY
SECTION 382 RIGHTS AGREEMENT
dated as of April 6, 2016
among
CENTRUS ENERGY CORP.,
COMPUTERSHARE TRUST COMPANY, N.A.,
and
COMPUTERSHARE INC.
as Rights Agent

Exhibits
Certificate of Designation B Form of Right Certificate C Summary of Rights

A-i

SECTION 382 RIGHTS AGREEMENT dated as of April 6, 2016 (the “Rights Agreement”), among CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), COMPUTERSHARE INC., a Delaware limited liability company (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered trust company (together with Computershare (the “Rights Agent”).
WHEREAS, the Company has generated NOLs and other Tax Benefits (as such terms are hereinafter defined) for United States Federal income tax purposes; and such NOLs and other Tax Benefits may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 and the Treasury Regulations (as such terms are hereinafter defined) promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and other Tax Benefits; and, in furtherance of such objective, the Company desires to enter into this Rights Agreement; and
WHEREAS, the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one Right (as hereinafter defined) for each share of (i) Class A Common Stock, par value $0.10 per share, of the Company (the “Common Stock”) and (ii) Class B Common Stock, par value $0.10 per share, of the Company (the “Class B Common Stock”), in each case outstanding at the Close of Business (as hereinafter defined) on April 6, 2016 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock and Class B Common Stock that shall become outstanding (whether originally issued or delivered from the Company’s treasury) between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided , however , that Rights may be issued with respect to shares of Common Stock and Class B Common Stock that shall become outstanding after the Distribution Date (whether originally issued or delivered from the Company’s treasury) and prior to the earlier of the Redemption Date or the Expiration Date only in accordance with the provisions of Section 23. Each Right shall initially represent the right to purchase one one-thousandth (1/1,000th) of a share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”), having the powers, rights and preferences set forth in the Certificate of Designation attached hereto as Exhibit A.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
SECTION 1.   Certain Definitions.   For purposes of this Rights Agreement, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but not including (a) the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan, (b) any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more of the outstanding Common Shares or (c) any Exempt Person; provided , however , that no Person who or which, alone or together with all Affiliates and Associates of such Person, has become and is the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding, will be deemed to have become an Acquiring Person solely as the result of (i) a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Common Shares, including pursuant to a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Shares or the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Shares; (ii) equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of Common Shares represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of clause (i) and clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional Common Share (other than any Common Shares acquired as described in clause (i) or (ii) above); or (iii) the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares if the Board determines that such acquisition was made in good faith without the knowledge by such Person or one or more of its Affiliates or Associates that such Person would thereby become an Acquiring Person (including because (A) such Person was unaware that it Beneficially Owned a percentage of then-outstanding Common Shares that would otherwise cause such Person, together with all Affiliates and Associates of such Person, to become an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership but was unaware of the consequences of such Beneficial Ownership under this Rights Agreement), which determination of the Board shall be conclusive and binding on such Person, the Rights Agent, the holders of the Rights and all other Persons.
Notwithstanding clause (iii) of the proviso in the prior sentence, unless the Board determines pursuant to the definition of “Exempt Person” that an Inadvertent Acquiror is an Exempt Person, if any Person that is not an Acquiring Person due to such clause (iii) does not reduce its, together with all of its Affiliates’ and Associates’, percentage of Beneficial Ownership of Common Shares to less than 4.99% (or in the case of a Grandfathered Person, to less than 0.5% in excess of its Grandfathered Percentage) by the Close of Business on the tenth calendar day after notice from the Company (the date of notice being the first day) that such Person’s Beneficial Ownership of Common Shares would make it an Acquiring Person, such Person shall, at the end of such ten calendar day period, become an Acquiring Person (and such clause (iii) shall no longer apply to such Person). If any Person that is not an Acquiring Person due to such clause (iii) and the requirements of the prior sentence shall again become the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person”, subject to the exceptions set forth in this definition.
Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction.
Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportion of the Common Shares beneficially owned by such Person to 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding unless and until such time as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional Common Share unless, upon becoming the Beneficial Owner of such additional Common Share, such Person is not then the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, of a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding.
“Affiliate” and “Associate”, when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement, and to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Common Shares would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.
A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own”, and shall be deemed to have “Beneficial Ownership” of, any securities:
(a)   which such Person or any of such Person’s Affiliates or Associates is deemed to “beneficially own” within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations;
(b)   which such Person or any of such Person’s Affiliates or Associates has, directly or indirectly: (i) the legal, equitable or contractual right or obligation to acquire (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise, or whether within the control of such Person) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided , however , that a Person shall not be deemed under this clause (i) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, (A) any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations or (B) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder or cease to be subject to withdrawal by the tendering security holder; or (ii) the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (written or oral); provided , however , that a Person shall not be deemed under this clause (ii) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, any security if (A) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made generally to all holders of Common Shares of the Company in connection with a Proper Stockholder Solicitation and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) the beneficial ownership of such security is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report);
(c)   which are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) (i) has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to clause (b)(ii) of this definition) or disposing of any securities of the Company or (ii) has any agreement, arrangement or understanding (written or oral) to cooperate in obtaining, changing or influencing the control of the Company; or
(d)   which are the subject of, or the reference securities for, or that underlie, any Derivative Interest (as defined below) of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.
Notwithstanding the foregoing, nothing contained in this definition shall cause a Person to be deemed the “Beneficial Owner” of, or to “beneficially own”, or to have “Beneficial Ownership” of, securities (A) if the Person is ordinarily engaged in business as an underwriter of securities and has acquired such securities in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company until the expiration of 40 calendar days (or such later date as the Board may determine in any specific case) after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 calendar days (or such later date as the Board may determine in any specific case), or (B) if such Person is a “clearing agency” (as defined in Section 3(a)(23) of the Exchange Act) and has acquired such securities solely as a result of such status.
Notwithstanding anything in this Rights Agreement to the contrary, (x) to the extent not contained in this definition, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “Beneficial Ownership” of, Common Shares that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382, or any successor provision or replacement provision of the Code and the Treasury Regulations promulgated thereunder and (y) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any Common Shares by virtue of owning shares of Class B Common Stock.
“Board” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.
“Book Value”, when used with reference to Common Shares issued by any Person, shall mean the amount of equity of such Person applicable to each Common Share, determined (a) in accordance with United States generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except that no value shall be included in such assets for goodwill arising from consummation of a business combination (including, without limitation, a Business Combination), and (c) after giving effect to (i) the exercise of all rights, options and warrants to purchase such Common Shares (other than the Rights), and the conversion of all securities convertible into such Common Shares, at an exercise or conversion price, per Common Share, which is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (ii) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (iii) any other agreement, arrangement or understanding (written or oral), or transaction or other action contemplated prior to the date as of which such Book Value is to be determined that would have the effect of thereafter reducing such Book Value.
“Business Combination” shall have the meaning set forth in Section 11(c)(i).
“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in the City of New York, are authorized or obligated by law or executive order to close.
“Certificate of Designation” shall mean the Certificate of Designation of the Preferred Shares, a copy of which is attached hereto as Exhibit A.
“Class B Common Stock” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.
“Class B Common Shares” shall mean the shares of Class B Common Stock or any other shares of capital stock of the Company into which the Class B Common Stock shall be reclassified or changed.
“Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided , however , that, if such date is not a Business Day, “Close of Business” shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.
“Code” shall mean Internal Revenue Code of 1986, as amended.
“Common Shares”, when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Rights Agreement in which such meaning is necessary in order to ensure that this Rights Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s NOLs and other Tax Benefits. “Common Shares”, when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed, and if there shall be more than one class or series of such shares of capital stock or units of equity interests of such Person, then “Common Shares” of such Person shall mean the class or series of capital stock of such Person or units of equity interests in such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having voting power, having the greatest voting power.
“Common Stock” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.
“Company” shall have the meaning set forth in the heading of this Rights Agreement; provided, however, that if there is a Business Combination, “Company” shall have the meaning set forth in Section 11(c)(iii).
The term “control” with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.
“Customer Identification Program” shall have the meaning set forth in Section 38.
“Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.
“Distribution Date” shall have the meaning set forth in Section 3(b).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any comparable or successor law or act) as in effect on the date in question, unless otherwise specifically provided.
“Exchange Consideration” shall have the meaning set forth in Section 11(b)(i).
“Exempt Person” shall mean any Person, alone or together with all Affiliates and Associates of such Person, whose Beneficial Ownership of 4.99% or more of the then outstanding Common Shares, as determined by the Board in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, including a determination pursuant to Section 34, (a) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant, or (b) is otherwise in the best interests of the Company; provided
•
however , that the Board, or a duly constituted committee of Independent Directors, makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board, or a duly constituted committee of Independent Directors, has determined that such Person is an Inadvertent Acquiror; provided , further , that such Person will cease to be an “Exempt Person” if the Board, in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant. In granting an exemption under this definition, the Board, or a duly constituted committee of Independent Directors, may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exempt Transaction” shall mean any transaction that the Board determines, or a duly constituted committee of Independent Directors determines, is exempt from this Rights Agreement, which determination shall be made in the sole discretion of the Board (or any such committee) prior to the date of such transaction, including if the Board (or any such committee) determines that (a) neither the Beneficial Ownership of Common Shares by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant, or (b) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board, or a duly constituted committee of Independent Directors, may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.
“Exemption Request” shall have the meaning set forth in Section 34.
“Expiration Date” shall have the meaning set forth in Section 7(a).
“Final Expiration Date” shall mean the Close of Business on April 5, 2019.
“Funds” shall have the meaning set forth in Section 36.
“include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.
“Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Close of Business on the date hereof; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding Common Shares of the Company after the Close of Business on the date hereof, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns immediately following such sale, transfer or disposition.
“Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Close of Business on the date hereof, the Beneficial Owner (as disclosed in public filings with the Securities and Exchange Commission on the Close of Business on the date hereof) of 4.99% or more of the Common Shares of the Company then outstanding. Notwithstanding anything to the contrary provided in this Rights Agreement, any Grandfathered Person who after the Close of Business on the date hereof becomes the Beneficial Owner of less than 4.99% of the Common Shares of the Company then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Rights Agreement in the same manner as any Person who or which is not and was never a Grandfathered Person.
“Inadvertent Acquiror” shall mean any Person who would be an Acquiring Person but for clause (iii) of the proviso in the definition of “Acquiring Person”.
“Independent Director” shall mean an independent director as defined under Listing Rules of the New York Stock Exchange Market LLC (“New York Stock Exchange”).
“Major Part”, when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (a) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (b) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with United States generally accepted accounting principles then in effect, or (c) accounting for 50% or more of the total amount of earnings before interest, taxes, depreciation and amortization or of the revenues of the Company and its Subsidiaries (taken as a whole) as would be shown on, or derived from, a consolidated or combined statement of income or net earnings of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company’s monthly accounting period next preceding the date in question, prepared in accordance with United States generally accepted accounting principles then in effect.
“Market Value”, when used with reference to Common Shares or Preferred Shares on any date, shall mean the average of the daily closing prices, per share, of such Common Shares or Preferred Shares, as applicable, for the period which is the shorter of (a) 30 consecutive Trading Days ending on the Trading Day immediately prior to the date in question or (b) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value of Common Shares or Preferred Shares, as applicable, and ending on the Trading Day immediately prior to the record date of such event. The closing price for each Trading Day shall be the closing price quoted on the composite tape for securities listed on the New York Stock Exchange, or, if such securities are not quoted on such composite tape or if such securities are not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed, or, if such securities are not listed on any such exchange, the closing price (or, if no sale takes place on such Trading Day, the average of the closing bid and asked prices on such Trading Day) as quoted on any reputable quotations system specified by the Board, or if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Board, or if on any such Trading Day no market maker is making a market in such securities, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons); provided , however , that if a Trading Day occurs during a period following an announcement of any action of the type described in Section 12(a) that would require an adjustment thereunder by the issuer of the securities the closing price of which is to be determined, then, and in each such case, the closing price of such securities shall be appropriately adjusted to reflect the effect of such action on the market price of such securities; and provided further , however , that for the purpose of determining the closing price of the Preferred Shares for any Trading Day on which there is no market maker for the Preferred Shares, the closing price on such Trading Day shall be deemed to be the Formula Number (as defined in the Certificate of Designation) multiplied by the closing price of the Common Shares of the Company on such Trading Day.
“NOL” shall mean the Company’s net operating loss carryforwards.
“Person” shall mean an individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
“Post Transferee” shall have the meaning set forth in Section 7(e).
“Preferred Shares” shall have the meaning set forth in the introductory paragraph of this Rights Agreement. Any reference in this Rights Agreement to Preferred Shares shall be deemed to include any authorized fraction of a Preferred Share, unless the context otherwise requires.
“Principal Party” shall mean the Surviving Person in a Business Combination; provided , however , that, (i) if such Surviving Person is a direct or indirect Subsidiary of any other Person, “Principal Party” shall mean the Person which is the ultimate parent of such Surviving Person and which is not itself a Subsidiary of another Person, and (ii) in the event ultimate control of such Surviving Person is shared by two or more Persons, “Principal Party” shall mean that Person that is immediately controlled by such two or more Persons.
“Prior Transferee” shall have the meaning set forth in Section 7(e).

“Proper Stockholder Solicitation” shall mean each of: (a) the annual meeting of the stockholders of the Company; (b) a special meeting of the stockholders of the Company called pursuant to and in accordance with the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company; or (c) an action by written consent of the stockholders of the Company (only to the extent permitted in the Amended and Restated Certificate of Incorporation of the Company, as it may be further amended).
“Purchase Price” with respect to each Right shall mean $26.00, as such amount may from time to time be adjusted as provided in this Rights Agreement, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.
“Record Date” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.
“Redemption Date” shall have the meaning set forth in Section 24(a).
“Redemption Price” with respect to each Right shall mean $0.0001, as such amount may from time to time be adjusted in accordance with Section 12. All references herein to the Redemption Price shall mean the Redemption Price as in effect at the time in question.
“Registered Common Shares” shall mean Common Shares that are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act, and if a Person has multiple classes or series of Registered Common Shares outstanding, “Registered Common Shares” of such Person shall mean the class or series of Registered Common Shares of such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having voting power, having the greatest voting power.
“Requesting Person” shall have the meaning set forth in Section 34.
“Right Certificate” shall mean a certificate evidencing a Right in substantially the form attached hereto as Exhibit B.
“Rights” shall mean the rights to purchase Preferred Shares (or other securities) as provided in this Rights Agreement.
“Section 382” shall mean section 382 of the Code or any amended or successor version thereof.
“Securities Act” shall mean the Securities Act of 1933, as amended (or any comparable or successor law or act), as in effect on the date in question, unless otherwise specifically provided.
“Share Acquisition Date” shall mean the date on which the Company learns that a Person has become an Acquiring Person; provided , however that, if such Person is determined by the Board (a) to be an Exempt Person or (b) to be an Inadvertent Acquiror, then in the case of each of clause (a) and (b), the Share Acquisition Date shall be deemed not to have occurred; but only for so long as such Person (i) in the case of clause (a), remains an Exempt Person or (ii) in the case of clause (b), does not thereafter become an Acquiring Person pursuant to the second sentence of the definition of “Acquiring Person”, unless, in the case of each of clause (i) and clause (ii), the Distribution Date shall have occurred.
“Subsidiary” of another Person shall mean a Person, at least a majority of the total outstanding voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)) of which is owned, directly or indirectly, by another Person or by one or more other Subsidiaries of such other Person or by such other Person and one or more other Subsidiaries of such other Person.
“Surviving Person” shall mean (a) the Person which is the continuing or surviving Person in a consolidation, merger, share exchange or other business combination specified in Section 11(c)(i)(A) or

11(c)(i)(B) or (b) the Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in a transaction specified in Section 11(c)(i)(C); provided , however , that, if the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 11(c)(i)(C) to more than one Person, the “Surviving Person” in such case shall mean the Person that acquired assets of the Company and/or its Subsidiaries with the greatest fair market value in such transaction or transactions.
“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, research and development credit carryovers and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
“Trading Day” shall mean a day on which the principal national securities exchange (or principal recognized foreign stock exchange, as the case may be) on which any securities or Rights, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the securities or Rights in question are not listed or admitted to trading on any national securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.
“Treasury Regulations” shall mean final, temporary, and proposed tax regulations promulgated under the Code, as amended.
“Trust” shall have the meaning set forth in Section 11(b)(ii).
“Trust Agreement” shall have the meaning set forth in Section 11(b)(ii).
“364th Day Date” shall mean the date of the 2017 Annual Meeting, if approval by the Company’s stockholders of this Rights Agreement has not been obtained prior to or on such date; provided that (i) the Company shall have included in the 2017 Proxy Statement a proposal for the Company’s stockholders to approve this Rights Agreement at the 2017 Annual Meeting and the 2017 Proxy Statement shall have been filed with the Securities and Exchange Commission before April 5, 2017 and (ii) the 2017 Annual Meeting shall be scheduled to be held within 45 days after April 5, 2017; and provided further, that if the Company fails to take the actions specified in clauses (i) and (ii) of the preceding proviso, then “364th Day Date” shall mean April 5, 2017. Notwithstanding the foregoing, if either (x) approval by the Company’s stockholders of this Rights Agreement has been obtained prior to or on the date of the 2017 Annual Meeting or (y) approval by the Company’s stockholders of this Rights Agreement shall not have been obtained prior to or on the date of the 2017 Annual Meeting but the Board shall have determined in its sole discretion that it is in the best interests of the stockholders of the Company to continue the Rights Agreement beyond the 364th Day Date, then the 364th Day Date shall be deemed to not have occurred.
“2017 Annual Meeting” shall mean the annual meeting of stockholders of the Company for 2017.
“2017 Proxy Statement” shall mean the proxy statement on Schedule 14A of the Company for the 2017 Annual Meeting.
SECTION 2.   Appointment of Rights Agent.   The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. Subject to 10 days’ prior written notice to the Rights Agent, the Company may from time to time appoint one or more co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents). In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine, and shall be provided in writing to the Rights Agent and any such co-Rights Agent. The Rights Agent shall have no duty to supervise and shall not be liable for the acts or omissions of any such co-Rights Agents.
SECTION 3.   Issue of Rights and Right Certificates.   (a) One Right shall be associated with each Common Share and Class B Common Share outstanding on the Record Date, each additional Common

Share and Class B Common Share that shall become outstanding between the Record Date and the earliest to occur of the Distribution Date, the Redemption Date or the Expiration Date and each additional Common Share and Class B Common Share with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date or the Expiration Date as provided in Section 23, subject to adjustment as provided in this Rights Agreement.
(b)   Until the earlier of (i) the Share Acquisition Date and (ii) such date, if any, as may be designated by the Board following the commencement of, or the first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries, or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of 4.99% or more of the outstanding Common Shares (the Close of Business on the earlier of such dates being the “Distribution Date”), (x) the Rights shall, except as otherwise provided in Section 3(c), be evidenced by the certificates for Common Shares or Class B Common Shares, as the case may be, registered in the names of the holders thereof, or, in the case of Common Shares or Class B Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares or Class B Common Shares, as applicable, and not by separate Right Certificates, and (y) the Rights, including the right to receive Right Certificates, shall be transferable only in connection with the transfer of the underlying Common Shares or Class B Common Shares, as the case may be. As soon as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign, and the Company will send or cause to be sent (and the Rights Agent shall, if requested and provided with all necessary information, at the expense of the Company send) by first-class, postage-prepaid mail, to each record holder of Common Shares and each record holder of Class B Common Shares, in each case as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares or Class B Common Shares, one or more Right Certificates evidencing one whole Right for each Common Share and one whole Right for each Class B Common Share held by such record holder, subject to the provisions of Section 15 and to adjustment as provided in this Rights Agreement. As of and after the Distribution Date, the Rights shall be evidenced solely by such Right Certificates. The Company shall, as promptly as practicable, notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
(c)   As soon as practicable after the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares and each record holder of Class B Shares in each case as of the Close of Business on the Record Date at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares. With respect to any Common Shares and Class B Common Shares outstanding as of the Record Date, and until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, (A) the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented by any certificate shall be evidenced by such certificate for the Common Shares or Class B Common Shares, as the case may be, with a copy of the Summary of Rights attached thereto and the registered holders of the Common Shares and Class B Common Shares shall also be the registered holders of the associated Rights and (B) the surrender for transfer of any such certificate, even without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented thereby, and (ii) in the case of Common Shares held in uncertificated form, (A) the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for such Common Shares and the registered holders of the Common Shares shall also be the registered holders of the associated Rights and

(B)   the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares.
(d)   In the case of certificated Common Shares and Class B Common Shares, certificates issued for Common Shares and Class B Common Shares after the Record Date (including upon transfer or exchange of outstanding Common Shares and Class B Common Shares), but prior to the earliest to occur of the Distribution Date, the Redemption Date or the Expiration Date, shall have printed on, written on or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of the Rights Agreement:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Section 382 Rights Agreement dated as of April 6, 2016 (as it may be amended from time to time (the “Rights Agreement”)), among CENTRUS ENERGY CORP. (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A., (or any successor Rights Agent, together with Computershare, the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Company shall mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.
Notwithstanding this Section 3(d), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.
(e)   In the case of Common Shares held in uncertificated form, the Company shall cause the confirmation and account statements sent to holders of Common Shares in book-entry form (including upon transfer or exchange of outstanding Common Shares) prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date to bear a legend in substantially the following form:
Each share of Common Stock, par value $0.01 per share, of CENTRUS ENERGY CORP. (the “Company”) entitles the holder thereof to certain Rights as set forth in a Section 382 Rights Agreement dated as of April 6, 2016 (as it may be amended from time to time (the “Rights Agreement”)), among the Company, COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A., (or any successor Rights Agent, together with Computershare, the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by the shares to which this statement relates. The Company shall mail to the holder of shares to which this statement relates a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.
Notwithstanding this Section 3(e), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.
SECTION 4.   Form of Right Certificates.   The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Rights Agreement (including Sections 7, 11 and 23), the Right Certificates, whenever issued, shall be dated as of the Distribution Date and shall entitle the holders thereof to purchase such number of Preferred Shares as shall be set forth therein for the Purchase Price set forth therein, subject to adjustment as provided in this Rights Agreement.
SECTION 5.   Execution, Countersignature and Registration.   (a) The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Treasurer or any Vice President, either manually or by facsimile signature, and may have affixed thereto the Company’s seal or a facsimile thereof. The Right Certificates shall be countersigned by the Rights Agent either manually or by facsimile signature, and shall not be valid or obligatory for any purpose unless so countersigned. In the event that any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.
(b)   Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
SECTION 6.   Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.   (a) Subject to Sections 7 (e) and 15, at any time after the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 7(e)) may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or Right Certificates surrendered then represented. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split-up, combined or exchanged at the office of the Rights Agent designated for such purpose; provided , however , that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have properly completed and duly signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e) and 15, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Rights Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)   Subject to Sections 7(e) and 15, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of an open surety bond reasonably satisfactory to them, holding the Rights Agent and the Company harmless, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall execute a new Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
(c)   Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.
SECTION 7.   Exercise of Rights; Expiration Date of Rights.   (a) Subject to the other provisions of this Rights Agreement (including Section 7(e) and Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earlier of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the Close of Business on the effective date of the repeal of Section 382 if the Board determines that this Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other
Tax Benefits may be carried forward, or (v) the Close of Business on the occurrence of the 364 th Day Date (the earliest of the events described in clauses (i), (iii), (iv) or (v) being herein referred to as the “Expiration Date”), one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment as provided in this Rights Agreement.
(b)   Subject to the other provisions of this Rights Agreement (including Section 7(e)), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Rights Agreement) in whole or in part at any time after the Distribution Date and at or prior to the earlier of
(i)   the Expiration Date and (ii) the Redemption Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth (1/1,000th) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as to which the Rights are exercised, together with any amount equal to any applicable transfer tax, in the manner required hereby.
(c)   Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the Preferred Shares to be purchased together with an amount equal to any applicable transfer tax, in lawful money of the United States of America, in cash or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) either (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the Preferred Shares with a depositary agent under a depositary arrangement, requisition from the depositary agent depositary receipts representing the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) to be purchased (in which case certificates for the Preferred Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with all such requests, (ii) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with written notice to the Rights Agent), requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with written notice to the Rights Agent), after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate.
(d)   In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 15.
(e)   Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom the Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding (written or oral) which has as a primary purpose or effect the avoidance of this Section 7(e) (a “Prior Transferee”), or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Rights Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but, it and the Rights Agent shall have no liability to any holder of any Right Certificate or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliate or Associate, or any transferee thereof, hereunder. The Company shall give the Rights Agent written notice of the identity of any Acquiring Person, Associate or Affiliate known to it, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Rights Agreement, shall not be liable for and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.
(f)   Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company and the Rights Agent shall reasonably request.
SECTION 8.   Cancellation and Destruction of Right Certificates.   All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void and nontransferable pursuant to Section 7(e) surrendered or presented for any purpose shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9.   Reservation and Availability of Preferred Shares.   (a) The Company shall cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury, free from preemptive rights or any right of first refusal, a number of Preferred Shares sufficient to permit the exercise in full of all outstanding Rights.
(b)   If there are not sufficient Preferred Shares issued but not outstanding or authorized but unissued to permit the exercise or exchange of Rights in accordance with this Rights Agreement, the Company shall take all such action as may be necessary to authorize additional Preferred Shares for issuance upon the exercise or exchange of Rights pursuant to this Rights Agreement; provided , however , that if the Company is unable to cause the authorization of additional Preferred Shares, then the Company shall, or, if action by the Company’s stockholders is necessary to cause such authorization, in lieu of seeking any such authorization, the Company may, to the extent necessary and permitted by applicable law and any agreements or instruments in effect prior to the Distribution Date to which it is a party, (i) upon surrender of a Right, pay cash equal to the Purchase Price in lieu of issuing Preferred Shares and requiring payment therefor, (ii) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, issue common stock or other equity and/or debt securities having a value equal to the value of the Preferred Shares that otherwise would have been issuable pursuant to this Rights Agreement, which value shall be determined by a nationally recognized investment banking firm selected by the Board, or (iii) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, distribute a combination of Preferred Shares, cash and/or other equity and/or debt securities having an aggregate value equal to the value of the Preferred Shares that otherwise would have been issuable pursuant to this Rights Agreement, which value shall be determined by a nationally recognized investment banking firm selected by the Board. To the extent that any legal or contractual restrictions (pursuant to agreements or instruments in effect prior to the Distribution Date to which it is party) prevent the Company from paying the full amount payable in accordance with the foregoing sentence, the Company shall pay to holders of the Rights as to which such payments are being made all amounts that are not then restricted on a pro rata basis as such payments become permissible under such legal or contractual restrictions until such payments have been paid in full.
(c)   The Company shall take all actions as may be necessary to ensure that all Preferred Shares delivered upon exercise or exchange of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(d)   The Company shall pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Right Certificates or of any Preferred Shares or Common Shares or other securities upon the exercise or exchange of the Rights. The Company and the Rights Agent shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates or depositary receipts for the Preferred Shares or Common Shares or other securities, as the case may be, in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates or depositary receipts for Preferred Shares or Common Shares or other securities, as the case may be, upon the exercise or exchange of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.
SECTION 10.   Preferred Shares Record Date.   Each Person in whose name any certificate for Preferred Shares or Common Shares or other securities is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or Common Shares or other securities, as the case may be, represented thereby on, and such certificate shall be dated, the date on which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; provided , however , that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such Preferred Shares or Common Shares or other securities, as the case may be, on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are open.
SECTION 11.   Adjustments in Rights After There Is an Acquiring Person; Exchange of Rights for Shares; Business Combinations.   (a) Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon the occurrence of the Share Acquisition Date, each holder of a Right shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) for which such Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Shares on such Share Acquisition Date.
(b)   (i) The Board may, at its option, at any time after the Share Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to Section 7(e)) for consideration per Right consisting of either: (A) one-half of the Preferred Shares (or fractions thereof) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a) or, if applicable, Section 9(b)(ii) or 9(b)(iii); or (B) in the case of: (x) holders of Common Shares: cash, property, Preferred Shares (including fractions thereof), Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Common Stock in accordance with Section 11(a); and (y) holders of Class B Common Shares: cash, property, Preferred Shares (including fractions thereof), Class B Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing), having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class B Common Stock in accordance with Section 11(a); in each case, which values shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company (the consideration issuable per Right pursuant to this Section 11(b)(i) being the “Exchange Consideration”). The Board may, at its option, (x) issue to the holders of Common Shares a number of Common Shares in lieu of each Preferred Share equal to the Formula Number (as defined in the Certificate of Designation) if there are sufficient Common Shares issued but not outstanding or authorized but unissued and (y) issue to the holders of Class B Common Shares a number of Class B Common Shares in lieu of each Preferred Share equal to the Formula Number if there are sufficient Class B Common Shares issued but not outstanding or authorized but unissued. If the Board elects to exchange all the Rights for Exchange Consideration pursuant to this Section 11(b)(i) prior to the physical distribution of the Right Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution. Notwithstanding the foregoing, the Board may not effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any of its Subsidiaries or any Person holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of more than 50% of the Common Shares then outstanding.
(ii)   Any action of the Board ordering the exchange of any Rights pursuant to Section 11(b)(i) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right so exchanged pursuant to Section 11(a) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder or, if the Exchange Consideration shall not have been paid or issued, to exercise any such Right pursuant to Section 11(c)(i). The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the

Rights Agent); provided , however , that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all holders of the Rights to be exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights. If the Board elects to exchange Rights for Exchange Consideration consisting all or in part of Preferred Shares, Common Shares or Class B Common Shares, the Company may elect to deposit such Preferred Shares, Common Shares or Class B Common Shares with a depositary agent under a depositary arrangement, and, in such event the Company shall cause the depositary agent to issue, in lieu of certificates for such Preferred Shares, Common Shares or Class B Common Shares, depositary receipts representing the number of such Preferred Shares (or fractions thereof), Common Shares (or fractions thereof) or Class B Common Shares (or fractions thereof) to be exchanged (in which case the certificates for such Preferred Shares, Common Shares or Class B Common Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent). If the Board elects to mandatorily exchange any Rights under Section 11(b)(i), the Board may, at its option and without limiting any rights the Company may have under Section 26, cause the Company to enter into such arrangements or implement such procedures as it deems necessary or appropriate, in its sole discretion, for the purpose of ensuring that the Exchange Consideration is not received by holders of Rights that have become null and void pursuant to Section 7(e), including entering into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board) of the Exchange Consideration distributable pursuant to the exchange, and all holders of Rights entitled to receive such Exchange Consideration pursuant to the exchange shall be entitled to receive such Exchange Consideration (and any dividends paid or distributions made with respect to any securities constituting such Exchange Consideration after the date on which such securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and distributing such Exchange Consideration, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable, exercisable or exchangeable in connection herewith.
(c)   (i) In the event that, directly or indirectly, any transactions specified in the following clause (A), (B) or (C) of this Section 11(c)(i) (each such transaction being a “Business Combination”) shall be consummated:
(A)   the Company shall consolidate with, or merge with and into, or participate in a statutory share exchange with, or otherwise effect any business combination or similar transaction with, any Acquiring Person or any Affiliate or Associate of an Acquiring Person;
(B)   any Acquiring Person or any Affiliate or Associate of an Acquiring Person shall merge with and into, or participate in a statutory share exchange with, or otherwise effect any business combination or similar transaction with, the Company and, in connection with such merger, statutory share exchange, business combination or similar transaction , all or part of the outstanding Common Shares of the Company shall be changed into or exchanged for capital stock or other securities of the Company or of any Acquiring Person or Affiliate or Associate of an Acquiring Person or cash or any other property; or
(C)   the Company shall sell, lease, license, exchange or otherwise transfer or dispose of (or one or more of its Subsidiaries shall sell, lease, license, exchange or otherwise transfer or dispose

of), in one or more transactions, the Major Part of the assets of the Company and its Subsidiaries (taken as a whole) to any Acquiring Person or any Affiliate or Associate of an Acquiring Person,
then, in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, the securities specified below (or, at such holder’s option, the securities specified in Section 11(a) if the Company is the surviving corporation in such Business Combination):
(1)   if the Principal Party in such Business Combination has Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Registered Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;
(2)   if the Principal Party in such Business Combination does not have Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:
(i)   if the Principal Party in such Business Combination has Common Shares listed on or admitted to trading on any recognized foreign stock exchange, such number of Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;
(ii)   such number of Common Shares of the Surviving Person in such Business Combination (if the Principal Party is also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two;
(iii)   such number of Common Shares of the Principal Party in such Business Combination (if the Principal Party is not also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two; or
(iv)   if the Principal Party in such Business Combination is an Affiliate of one or more Persons that has Registered Common Shares outstanding, such number of Registered Common Shares of whichever of such Affiliates of the Principal Party has Registered Common Shares with the greatest aggregate Market Value on the date of consummation of such Business Combination as shall have an aggregate Market Value on the date of such Business Combination equal to the result obtained by multiplying the Purchase Price by two.
(ii)   The Company shall not consummate any Business Combination unless each issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(c), shall have sufficient authorized Common Shares that have not been issued or reserved for issuance (and which shall, when issued upon exercise thereof in accordance with this Rights Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer of ownership thereof) to permit the exercise in full of the Rights in accordance with this Section 11(c) and unless prior thereto:
(A)   a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, shall be effective under the Securities Act; and

(B)   the Company and each such issuer shall have:
(1)   executed and delivered to the Rights Agent a supplemental agreement providing for the assumption by such issuer of the obligations set forth in this Section 11(c) (including the obligation of such issuer to issue Common Shares upon the exercise of Rights in accordance with the terms set forth in Sections 11(c)(i) and 11(c)(iii)) and further providing that such issuer, at its own expense, shall use its best efforts to:
(i)   cause a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(ii)   qualify or register the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate; and
(iii)   list the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of the Business Combination or, if the Common Shares were not listed on a national securities exchange prior to the consummation of the Business Combination, on a national securities exchange;
(2)   furnished to the Rights Agent a written opinion of independent counsel stating that such supplemental agreement is a valid, binding, and enforceable agreement of such issuer; and
(3)   filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of Common Shares of such issuer that may be purchased upon the exercise of each Right after the consummation of such Business Combination.
(iii)   After consummation of any Business Combination and subject to the provisions of Section 11(c)(ii), (A) each issuer of Common Shares for which Rights may be exercised as set forth in this Section 11(c) shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (B) the term “Company” shall thereafter be deemed to refer to such issuer, (C) each such issuer shall take such steps in connection with such consummation as may be necessary to assure that the provisions of this Rights Agreement (including Sections 11(a) and 11(c)) shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights, (D) the number of Common Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and (E) the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such Common Shares.
(iv)   In case the issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(c), has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other agreement or instrument governing its affairs, or a provision in any rights, warrants or other instruments or securities outstanding, which provision would have the effect of (A) causing such issuer to issue (other than to holders of Rights pursuant to this Section 11(c)), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 11(c), Common Shares or Class B Common Shares of such issuer at less than the then Market Value per share thereof or securities exercisable for, or convertible into, Common Shares or Class B Common Shares of such issuer at less than such then Market Value, (B) providing for any special payment, tax or similar provision in connection with the issuance of the Common Shares or Class B Common Shares of such issuer pursuant to the provisions of Section 11(c), or (C) diminishing or otherwise eliminating the benefits intended to be afforded by the Rights, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such issuer shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
SECTION 12.   Certain Adjustments.   (a) To preserve the actual or potential economic value of the Rights, if at any time after the date of this Rights Agreement there shall be any change in the Common Shares, the Class B Common Shares or the Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares, the Class B Common Shares or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends), or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of Preferred Shares (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time and the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each Common Share or Class B Common Share, as the case may be) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.
(b)   If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such other securities.
(c)   All Rights originally issued by the Company subsequent to any adjustment made to the amount of Preferred Shares or other securities relating to a Right shall evidence the right to purchase, for the Purchase Price, the adjusted number and kind of securities purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided in this Rights Agreement.
(d)   Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares or number or kind of other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the terms that were expressed in the initial Right Certificates issued hereunder.
(e)   In any case in which action taken pursuant to Section 12(a) requires that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and/or other securities, if any, issuable upon such exercise over and above the Preferred Shares and/or other securities, if any, issuable before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.
SECTION 13.   Certificate of Adjustment.   Whenever an adjustment is made or any event occurs affecting the Rights or their exercisability (including an event which causes the Rights to become null and void) as provided in Section 11 or 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment,
(b)   promptly file with the Rights Agent and with each transfer agent for the Preferred Shares, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of Common Shares and each holder of Class B Common Shares) in accordance with Section 25, provided that the failure to prepare, file or mail such certificate or summary shall not affect the validity of such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and, subject to Section 21(c) shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless it shall have received such a certificate. The Rights Agent shall not be obligated or responsible for calculating any adjustment hereunder. Nor shall the Rights Agent be under any obligation to determine when an adjustment event or any condition precedent thereto has occurred.
SECTION 14.   Additional Covenants.   (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of Preferred Shares (or fractions of a share) or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each Common Share and Class B Common Share or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including the benefits under Sections 11 and 12, unless the terms of this Rights Agreement are amended so as to preserve such benefits.
(b)   The Company covenants and agrees that, after the Distribution Date, except as permitted by Section 26, it shall not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is intended or reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11 and 12. Any action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 14(b) from and after the Distribution Date. The Company shall not consummate any Business Combination if (i) any issuer of Common Shares for which Rights may be exercised after such Business Combination in accordance with Section 11(c) shall have taken any action that reduces or otherwise limits the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11 and 12, (ii) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (iii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the issuer for purposes of Section 11(c) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iv) the form or nature of organization of the issuer would preclude or limit the exercisability of the Rights.
SECTION 15.   Fractional Rights and Fractional Shares.   (a) The Company may, but shall not be required to, issue fractions of Rights or distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)   The Company may, but shall not be required to, issue fractions of Preferred Shares (other than one one-thousandths (1/1000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) or any integral multiple thereof) upon exercise of the Rights or distribute certificates that evidence fractional Preferred Shares. In lieu of fractional Preferred Shares, the Company may elect to (i) utilize a depository arrangement as provided by the terms of the Preferred Shares or (ii) in the case of a fraction of a Preferred Share (other than one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may adjusted as provided in this Rights Agreement) or any integral multiple thereof), pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share, if any are outstanding and publicly traded (or the same fraction of the current market value of one Common Share times the Formula Number (as defined in the Certificate of Designation) if the Preferred Shares are not outstanding and publicly traded). For purposes of this Section 15(b), the current market value of a Preferred Share (or Common Share) shall be the closing price of a Preferred

Share (or Common Share) (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date of such exercise. If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, the provisions of this Section 15(b) shall apply, as nearly as reasonably practicable, on like terms to such other securities.
(c)   The Company may, but shall not be required to, issue fractions of Common Shares or Class B Common Shares upon exchange of Rights pursuant to Section 11(b), or to distribute certificates that evidence fractional Common Shares or Class B Common Shares. In lieu of such fractional Common Shares or Class B Common Shares, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares or Class B Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current Market Value of one Common Share or one Class B Common Share as of the date on which a Person became an Acquiring Person.
(d)   Each holder of Rights by the acceptance of such Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right except as provided in this Section 15.
(e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Rights Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
(f)   The Company shall provide an initial funding of one thousand dollars ($1,000) for the purpose of issuing cash in lieu of fractional shares to the extent cash is required to be paid in lieu of fractional shares. From time to time thereafter, Computershare may request additional funding to cover fractional payments. Computershare shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.
SECTION 16.   Rights of Action.   (a) All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Sections 19 and 21, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares and Class B Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement. Notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.
(b)   Subject to Section 21, any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred in such action.
SECTION 17.   Transfer and Ownership of Rights and Right Certificates.   (a) Prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of the Common Shares and Class B Common Shares and the Right associated with each such Common Share or Class B Common Share shall be automatically transferred upon the transfer of each such Common Share or Class B Common Share, as the case may be.
(b)   After the Distribution Date, the Right Certificates shall be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and, subject to the reasonable satisfaction of the Rights Agent and the Company, certificates properly completed and duly executed.
(c)   The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Shares or Class B Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate for Common Shares or Class B Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
SECTION 18.   Right Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or other distributions or be deemed, for any purpose, the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
SECTION 19.   Concerning the Rights Agent.   (a) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder, including any taxes or governmental charges imposed as a result of the action taken by it hereunder (other than any taxes on the fees payable to it). The provisions of this Section 19 and Section 21 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement, or removal of the Rights Agent.
(b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Rights Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Common Shares, Class B Common Shares, or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where expressly required hereunder, verified or acknowledged, by the proper Person or Persons, or upon the written advice or opinion of counsel as set forth in Section 21. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder and, subject to Section 21(c), the Rights Agent shall be fully protected and incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.
SECTION 20.   Merger or Consolidation or Change of Name of Rights Agent.   (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however , that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.
(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.
SECTION 21.   Duties of Rights Agent.   The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Rights Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates (or, prior to the Distribution Date, of the Common Shares and Class B Common Shares), by their acceptance thereof, shall be bound:
(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or legal counsel for the Rights Agent), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with such written advice or opinion.
(b)   Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President (whether preceded by any additional title), the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon such certificate.
(c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). In no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever arising out of any act or failure to act hereunder

(including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.
(d)   Subject to Section 21(c), the Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof) and, subject to Section 21(c), shall have no liability therefor; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e)) or any change or adjustment in the terms of Rights as required under the provisions of Section 11 or 12 or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment pursuant to Section 13); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.
(f)   The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.
(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Vice President (whether preceded by any additional title), the Secretary, Assistant Secretary or the Treasurer of the Company, in connection with its duties and such instructions shall be full authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with any such instructions or for any delay in acting while waiting for such instructions. In the event of any conflict or inconsistency between or among any such instructions, the later in time shall govern. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. Subject to Section 21(c), the Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application.
(h)   The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, or employee from acting in any other capacity for the Company or for any other Person.
(i)   If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed or indicates an affirmative response to any clause thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.
(k)   The Company shall indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses of legal counsel) that the Rights Agent may incur resulting from any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Rights Agreement; provided , however , that the Rights Agent shall not be indemnified or held harmless with respect to any such loss, liability, damage or expense incurred by the Rights Agent as a result of, or arising out of, its own gross negligence, bad faith or willful misconduct. In the event the Rights Agent shall have notice of any such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim, the Rights Agent shall promptly notify the Company of the assertion of any action, proceeding, suit or claim against the Rights Agent. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld. If a final, non-appealable judgment of a court of competent jurisdiction shall be issued in favor of the Rights Agent in respect of an action by the Rights Agent to enforce the indemnification provisions of this Section 21(k), then the Company shall reimburse the Rights Agent’s for all reasonable costs and expenses in enforcing such indemnification provisions and its rights to reimbursement hereunder.
(l)   No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(m)   Notwithstanding anything contained herein to the contrary, the Rights Agent’s aggregate liability during any term of this Rights Agreement with respect to, arising from, or arising in connection with this Rights Agreement, or from all services provided or omitted to be provided under this Rights Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Rights Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Rights Agent is being sought.
(n)   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(o)   The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Rights Agreement, including without limitation obligations under applicable regulation or law.
(p)   The Rights Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the express provisions hereof (and no duties or obligations shall be inferred or implied). The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.
(q)   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
(r)   In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent in connection with the performance of its duties hereunder, the Rights Agent shall notify the Company of such ambiguity or uncertainty and, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Right Certificate or any other person or entity for refraining from taking such action, unless the Right Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Rights Agent.
SECTION 22.   Change of Rights Agent.   Subject to Section 25, the Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and, in the event the Rights Agent or one of its Affiliates is not the transfer agent to the Company, to each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares known to the Rights Agent. The Company shall notify the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Rights Agreement as of the effective date of such termination, and the Company shall be responsible for distributing any required notice to other Persons. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and in the event the Rights Agent or any one of its Affiliates is not the transfer agent to the Company, to each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) (who shall, with such notice, submit such holder’s Right Certificate or, prior to the Distribution Date, the certificate representing such holder’s Common Shares or Class B Common Shares, for inspection by the Company), then the registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital (with its direct or indirect parents and Subsidiaries) and surplus of at least $50,000,000; provided , however , that the principal transfer agent for the Common Shares shall in any event be qualified to be the Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any reasonable further assurance, conveyance, act or deed necessary for the purpose, without limiting any of its rights or remedies hereunder. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares). Failure to give any notice provided for in this Section 22, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 23.   Issuance of Additional Rights and Right Certificates.   Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Shares or Class B Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided , however , that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof and (iii) no such Right Certificate shall be issued to an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
SECTION 24.   Redemption and Termination.   (a) The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date, order the redemption of all, but not fewer than all, the then outstanding Rights at the Redemption Price (the date of such redemption being the “Redemption Date”), and the Company, at its option, may pay the Redemption Price either in cash or Common Shares or other securities of the Company deemed by the Board, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.
(b)   Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares and Class B Common Shares. Each such notice of redemption shall state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner except as specifically set forth in this Section or in
Section 11(b) or in connection with the purchase of Common Shares or Class B Common Shares prior to the Distribution Date.
SECTION 25.   Notices.   Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) to or on the Company shall be sufficiently given or made in writing and when sent by first-class mail, postage-prepaid, or a nationally recognized overnight courier, addressed (until another address is filed in writing with the Rights Agent) as follows:
Centrus Energy Corp.
Two Democracy Center,
6903 Rockledge Drive
Bethesda, Maryland 20817
Attention: General Counsel
Subject to the provisions of Section 22, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) to or on the Rights Agent shall be sufficiently given or made in writing and when sent by first-class mail, postage-prepaid, or nationally recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
Computershare Inc.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) shall be sufficiently given or made in writing and sent by first-class mail, postage-prepaid, or nationally recognized overnight courier, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares and Class B Common Shares.
SECTION 26.   Supplements and Amendments.   At any time prior to the Distribution Date, and subject to the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any manner which the Company may deem necessary or desirable (including the date on which the Distribution Date or Expiration Date shall occur, the amount of the Purchase Price, the definition of “Acquiring Person” or the time during which the Rights may be redeemed pursuant to Section 24) without the approval of any holder of the Rights. From and after the Distribution Date, and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holders of Right Certificates (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision of this Rights Agreement or (b) to otherwise change or supplement any other provisions in this Rights Agreement in any matter which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), any such supplement or amendment to be evidenced in writing. Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted under the prior sentence from and after the Distribution Date. All supplements and amendments shall be in writing and must be authorized by the Board. Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything to the contrary contained in this Rights Agreement, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations, or immunities under this Rights Agreement. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made which extends the date on which the Expiration Date shall occur or reduces the Redemption Price (except as required by Section 12(a)). Time shall be of the essence of this Rights Agreement, including as to entering into any amendments or supplements pursuant to this Section 26.
SECTION 27.   Successors.   All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
SECTION 28.   Benefits of Rights Agreement; Determinations and Actions by the Board, etc.    (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares and Class B Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares and Class B Common Shares).
(b)   Except as explicitly otherwise provided in this Rights Agreement, the Board shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, in the administration of this Rights Agreement, including the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person). For all purposes of this Rights Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382. All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent (except with respect to rights, duties, obligations and immunities of the Rights Agent hereunder) and the holders of Rights, as such, and all other Persons. The Rights Agent shall always be entitled to assume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. For all purposes of this Rights Agreement, any calculation of the number of Common Shares or Class B Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or Class B Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382.
(c)   Nothing contained in this Rights Agreement shall be deemed to be in derogation of the obligation of the Board to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any tender offer or other acquisition proposal, or to recommend that holders of Common Shares and Class B Common Shares reject any tender offer, or to take any other action (including the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any tender offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of such fiduciary duty.
SECTION 29.   Severability.   If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided , however , that if the absence of such excluded provision shall, in the reasonable judgment of the Rights Agent, materially and adversely its rights, immunities, duties or obligations under this Rights Agreement, the Rights Agent shall be entitled to resign on the next Business Day.
SECTION 30.   Governing Law.   This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State. The Company and each holder hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court will lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Rights Agreement. The Company and each holder acknowledge that the forum designated by this Section 30 has a reasonable relation to this Rights Agreement and to such Persons’ relationship with one another. The Company and each holder hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 30. The Company and each holder undertake not to commence any action subject to this Rights Agreement in any forum other than the forum described in this Section 30. The Company and each holder agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.
SECTION 31.   Counterparts; Effectiveness.   This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Rights

Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature. This Rights Agreement shall be effective as of the Close of Business on the date hereof.
SECTION 32.   Descriptive Headings.   Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.
SECTION 33.   Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
SECTION 34.   Process to Seek Exemption.   Any Person who desires to effect any acquisition of securities that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to such time and in accordance with this Section 34, request that the Board grant an exemption with respect to such acquisition under this Rights Agreement so that such Person would be deemed to be an “Exempt Person” as defined in Section 1 for purposes of this Rights Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage-prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board, or a duly constituted committee of Independent Directors, shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided , that the failure of the Board (or any such committee) to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board, or a duly constituted committee of Independent Directors, shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion, or such committee determines in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person, considered alone or with other transactions (including past transactions or contemplated transactions), (i) will not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant or (ii) is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board, or a duly constituted committee of Independent Directors, shall determine necessary or desirable to provide for the protection of the NOLs and other Tax Benefits or as is otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s (or any such committee’s) determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Board, or a duly constituted committee of Independent Directors, and the action of a majority of such directors (or such committee) shall be deemed to be the determination of the Board for purposes of such Exemption Request.
SECTION 35.   Tax Benefits Review.   In addition to the review and evaluation otherwise contemplated by this Rights Agreement, the Board, or a duly constituted committee of Independent Directors, shall review the calculation for determining whether an ownership change has occurred under Section 382 once per year (or with such greater frequency as the Board (or any such committee), in its sole discretion, shall determine is advisable). The Board (or any such committee) shall determine after such review whether maintenance of this Rights Agreement continues to be advisable in order to preserve the value of the NOLs and other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant.
SECTION 36.   Bank Account(s).   All funds received by Computershare under this Rights Agreement that are to be distributed or applied by Computershare in the performance of services hereunder (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Rights Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party.
SECTION 37.   Confidentiality.   The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public rights holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Rights Agreement, including the fees for services set forth in the attached schedule, shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities.
SECTION 38.   Customer Identification Program.   The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.
IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.
CENTRUS ENERGY CORP.,
by

Name: Stephen S. Greene
Title: Senior Vice President, Chief Financial Officer and Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
COMPUTERSHARE INC.,
as Rights Agent
by

Name:
Title:

EXHIBIT A
CERTIFICATE OF THE VOTING POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE
PARTICIPATING, OPTIONAL AND OTHER SPECIAL
RIGHTS AND QUALIFICATIONS, LIMITATIONS
OR RESTRICTIONS OF SERIES A PARTICIPATING CUMULATIVE
PREFERRED STOCK OF
CENTRUS ENERGY CORP.
Pursuant to Section 151 of the General Corporation Law of the State of Delaware, CENTRUS ENERGY CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That, pursuant to the authority conferred upon the Board of Directors (the “Board”) of CENTRUS ENERGY CORP. (the “Company”) by Article Fourth of the Amended and Restated Certificate of Incorporation of the Company, the Board on April 6, 2016, adopted the following resolution designating a new series of preferred stock as Series A Preferred Stock:
RESOLVED, that, pursuant to the authority vested in the Board of Directors (the “Board”) of CENTRUS ENERGY CORP. (the “Company”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”) and the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, a series of preferred stock of the Company is hereby authorized, and the designation and number of shares thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows (in addition to the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate which are applicable to shares of Preferred Stock, par value $1.00 per share of the Company (the “Preferred Stock”)):
SECTION 1.   Designation and Number of Shares.   The shares of such series shall be designated as “Series A Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”). The number of shares initially constituting the Series A Participating Cumulative Preferred Stock shall be 2,000,000; provided , however , that, if more than a total of 2,000,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Section 382 Rights Agreement dated as of April 6, 2016, among the Company, Computershare Inc. (“Computershare”) and Computershare Trust Company N.A., a federally chartered trust company (together with Computershare, the “Rights Agreement ”), the Board, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.
SECTION 2.   Dividends or Distributions.   (a) Subject to the superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Company ranking superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of the assets of the Company legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $1.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment

Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the shares of Class A Common Stock, par value $0.10 per share, of the Company (the “Common Stock”) in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Company shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Company shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after April 6, 2016, the Company shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further that, if at any time after April 6, 2016, the Company shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.
(b)   The Company shall declare a cash dividend on the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a cash dividend on the Common Stock; provided, however, that, in the event no cash dividend shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, during the period between the first issuance of any share or fraction of a share of Series A Preferred Stock, a dividend of $0.10 per whole share on the Series A Preferred Stock shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date or the first Quarterly Dividend Payment Date, as the case may be. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.
(c)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from and after the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.
(d)   So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock or Class B Common Stock, par value $0.10 per share, of the Company (the “Class B Common Stock”) unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared and set aside.

(e)   The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as herein provided.
SECTION 3.   Voting Rights.   The holders of shares of Series A Preferred Stock, in addition to the voting rights provided by law, shall have the following voting rights:
(a)   Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record, multiplied by the maximum number of votes per share which any holder of Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).
(b)   Except as otherwise herein provided or by the Certificate or applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Company and on all other matters submitted to a vote of the holders of Common Stock of the Company.
(c)   If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock or Class B Common Stock, as the case may be, are in default, the number of directors constituting the Board shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board shall be reduced by two. The voting rights granted by this Section 3(d) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section.
(d)   Except as provided herein or by the Certificate or applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required for authorizing or taking any corporate action.
(e)   Subject to Section 7(e) of the Rights Agreement, to the extent that a Right issued in respect of a share of Class B Common Stock is exercised by such holder of Class B Common Stock (a “Class B Holder”) for Series A Preferred Stock (or a fraction thereof) in accordance with the Rights Agreement (the “Class B Exercise”), such Class B Holder of Series A Preferred Stock (or fraction thereof) shall (x) be entitled to, in lieu of the voting rights provided under Section 3(a) above, a number of votes equal to the Formula Number (and in the case of a fraction of Series A Preferred Stock, the applicable fraction of the Formula Number) then in effect, for each share of Series A Preferred Stock (or fraction thereof) issued with respect to such Class B Exercise and held of record by such Class B Holder, multiplied by the maximum number of votes per share which any holder of Class B Common Stock generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied) and (y) vote together with the holders of shares of Class B Common Stock as one class for the election of Class B Common Stock directors of the Company and on all other matters submitted to a vote of the holders of Class B Common Stock of the Company;

provided , however , that upon (i) transfer by such Class B Holder of such Series A Preferred Stock (or fraction thereof) to a Person who is not a holder of Class B Common Stock (and who was not and is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person), then the voting rights of such Series A Preferred Stock (or fraction thereof) shall instead be governed by Sections 3(a) and 3(b) above, or (ii) the conversion of such share of Class B Common Stock that is the subject of such Class B Exercise into a share of Common Stock in accordance with the Amended and Restated Certificate of Incorporation of the Company, then, in either case, the voting rights of such Series A Preferred Stock (or fraction thereof) issued in respect of such Class B Common Stock shall instead be governed by Sections 3(a) and 3(b) above.
SECTION 4.   Certain Restrictions.   (a) Whenever quarterly dividends or other dividends or distributions on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not
(i)   declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)   redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided , however , that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv)   purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)   The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.
SECTION 5.    Liquidation Rights.   Upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distribution shall be made (1) to the holders of any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1,000 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or
(2)   to the holders of any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up; provided , that no holder of any Series A Preferred Stock shall be authorized or entitled to receive upon involuntary liquidation of the Company an amount in excess of $100 per share of Series A Preferred Stock. Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 5.
SECTION 6.   Consolidation, Merger, etc.   In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.
SECTION 7.   No Redemption; No Sinking Fund; No Conversion.   (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Company or at the option of any holder of Series A Preferred Stock; provided, however, that, subject to Section 4(a)(iv), the Company may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.
(b)   The shares of Series A Preferred Stock shall not (i) be subject to or entitled to the operation of a retirement, sinking fund or purchase fund or (ii) be convertible into or exchangeable for shares of any other class or series.
SECTION 8.   Ranking.   The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Company unless the Board shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.
SECTION 9.   Fractional Shares.   The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Company, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (a) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandths of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or (b) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Company and a depository selected by the Company; provided , however , that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.
SECTION 10.   Reacquired Shares.   Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate.
SECTION 11.   Amendment.   So long as any shares of Series A Preferred Stock shall be outstanding, (i) none of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as herein provided shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely and (ii) no amendment, alteration or repeal of the Certificate or of the By-laws of the Company shall be effected so as to affect adversely any of such powers, preferences, rights or privileges, in each case without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class; provided , however , that no such amendment, alteration or repeal approved by the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of the Rights after the time of such approval without the approval of such holder.
IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name on this 6th day of April, 2016.
CENTRUS ENERGY CORP.,
by

Name:
Title:

EXHIBIT B
[Form of Right Certificate]
Certificate No. [R]-                   Rights
NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT (AS DEFINED BELOW)), OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.
Right Certificate
CENTRUS ENERGY CORP.
This certifies that          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “Rights Agreement”), among CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY N.A. (together with Computershare, the “Rights Agent”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earlier of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of the Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $100 (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.
The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of [           ], 20[   ]. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.
This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.
This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Class A Common Stock, par value $0.10 per share, of the Company or other securities of the Company deemed by the Board of Directors of the Company to be at least equivalent in value) of $0.0001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date.
The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates which evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby, in each case other than fractions constituting one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement). In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of:
CENTRUS ENERGY CORP.,
by

Name:
Title:
Attest:

Name:
Title:

Date of countersignature:
Countersigned:
COMPUTERSHARE TRUST COMPANY N.A.
as Rights Agent,
by
Authorized Signatory
COMPUTERSHARE INC.,
as Rights Agent,
by
Authorized Signatory

[On Reverse Side of Right Certificate]
FORM OF ELECTION TO PURCHASE
(To be executed by the registered holder if
such holder desires to exercise the Rights
represented by this Right Certificate.)
To the Rights Agent:
The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Preferred Shares (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
Please insert social security
or other identifying number
(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such
Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address)
Dated:                  ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.
The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate thereof.
Dated:         ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfer unto
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.
Dated:                  ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.
The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).
Signature

NOTICE
The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C
RIGHTS BENEFICIALLY OWNED BY ANY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SERIES A PARTICIPATING CUMULATIVE PREFERRED STOCK
OF CENTRUS ENERGY CORP.
On April 6, 2016, the Board of Directors (the “Board”) of CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), declared a dividend of one right (the “Rights”) for each outstanding share of Class A Common Stock, par value $0.10 per share, of the Company (the “Common Shares”) and each share of Class B Common Stock, par value $0.10 per share of the Company (the “Class B Common Shares”). The Rights will be issued to the holders of record of Common Shares and Class B Common Shares outstanding at April 6, 2016 (the “Record Date”) and with respect to Common Shares and Class B Common Shares issued thereafter until the Distribution Date (as defined below). Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”) at a price of $26.00 (the “Purchase Price”). The description and terms of the Rights are set forth in a Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “Rights Agreement”), among the Company, Computershare Inc. (“Computershare”) and Computershare Trust Company N.A., a federally chartered trust company (together with Computershare, the “Rights Agent”).
The Board adopted the Rights Agreement in an effort to protect shareholder value by, among other things, attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) and other tax benefits to reduce potential future United States Federal income tax obligations (“Tax Benefits”). The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits arising in the future, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use the NOLs and other tax benefits will be substantially limited, including that the timing of the usage of the NOLs and other tax benefits could be substantially delayed, which could therefore significantly impair the value of those assets.
Until the earlier of (i) such time as the Company learns that a person or group (including any affiliate or associate of such person or group) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding Common Shares (any such person or group being called an “Acquiring Person”) and (ii) such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Shares which could result in such person or group becoming the beneficial owner of 4.99% or more of the outstanding Common Shares, (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by certificates for Common Shares or Class B Common Shares as the case may be, registered in the names of the holders thereof, or, in the case of Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares, and not by separate Right Certificates. Generally, the Rights Agreement provides that any person or group (including any affiliate or associate of such person or group) (a “Grandfathered Person”) which beneficially owned (as disclosed in public filings with the Securities and Exchange Commission) 4.99% or more of the outstanding Common Shares as of the close of business on the date of the Rights Agreement (the percentage of such ownership, the “Grandfathered Percentage”) will not be deemed an “Acquiring Person” unless such Grandfathered Person exceeds its Grandfathered Percentage by 0.5% or more of the outstanding shares of Common

Stock. If any Grandfathered Person shall sell, transfer or otherwise dispose of any outstanding Common Shares after the close of business on the date of the Rights Agreement, the related Grandfathered Percentage shall then mean the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition and (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person beneficially owns immediately following such sale, transfer or disposition; provided, however, if at any time after the close of business on the date of the Rights Agreement, such Grandfathered Person is the beneficial owner of less than 4.99% of the outstanding Common Shares, then such person or group (including any affiliate or associate of such person or group) will cease to be a Grandfathered Person. Additionally, the Rights Agreement includes procedures whereby the Board, or a duly constituted committee of Independent Directors, will consider requests to exempt (a) any person or group (including any affiliate or associate of such person or group) (an “Exempt Person”) that would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the beneficial ownership of Common Shares, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case if the Board, or a duly constituted committee of Independent Directors, determines in its sole discretion either that such person or group (including any affiliate or associate of such person or group) or such transaction (i) will not jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or (ii) is otherwise in the best interest of the Company; provided that, (A) in the case of an Exempt Person, if the Board, or a duly constituted committee of Independent Directors, later makes a contrary determination with respect to the effect of such person or group’s (including any affiliate or associate of such person or group) beneficial ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group (including any affiliate or associate of such person or group) shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board, or a duly constituted committee of Independent Directors, may require the applicable person or group (including any affiliate or associate of such person or group) to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board, or a duly constituted committee of Independent Directors, may determine it its sole discretion, including that such person or group (including any affiliate or associate of such person or group) shall become an “Acquiring Person”.
With respect to any Common Shares and Class B Common Shares outstanding as of the Record Date, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, the Rights associated with the Common Shares or Class B Common Shares represented by a certificate shall be evidenced by such certificate along with a copy of this Summary of Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented thereby, and (ii) in the case of Common Shares held in uncertificated form, the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Shares, and the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares. Therefore, until the Distribution Date, the Rights will be transferred with and only with the underlying Common Shares or Class B Common Shares, as the case may be.
As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares and Class B Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.
The Rights are not exercisable until the Distribution Date and will expire upon the earlier of (i) the close of business on April 5, 2019 (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the earliest of the events described in clauses (i), (iii), (iv) or (v) being herein referred to as the “Expiration Date”).
The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change in the Common Shares, Class B Common Shares or

Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares, Class B Common Shares or Preferred Shares or otherwise. The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Common Shares or Class B Common Shares payable in Common Shares or Class B Common Shares or a subdivision or combination of the Common Shares or Class B Common Shares prior to the Distribution Date.
The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share. The Company may, but is not required to, issue fractions of shares upon the exercise of Rights (other than one one-thousandths (1/1000ths) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof), and in lieu of fractional shares, the Company may make a cash payment based on the market price of such shares on the first trading date prior to the date of exercise or utilize a depositary arrangement as provided by the terms of the Preferred Shares.
Subject to the right of the Board to redeem or exchange the Rights as described below, on the first date of public announcement by the Company or any Acquiring Person that a Person has become an Acquiring Person, or such earlier date as a majority of the Board shall become aware of the existing of an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of Common Shares which at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person on or after the Distribution Date will become null and void and will not be subject to the “flip-in” provision.
In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is a publicly traded corporation or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is a publicly traded corporation, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is not a publicly traded entity or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is not a publicly traded entity, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (i) that number of shares of the surviving corporation in the transaction with such entity which at the time of the transaction would have a book value of twice the Purchase Price or (ii) that number of shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. The “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.
ANY RIGHTS THAT ARE OR WERE, AT ANY TIME ON OR AFTER THE DATE AN ACQUIRING PERSON BECOMES SUCH, BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (OR A TRANSFEREE THEREOF) WILL BECOME NULL AND VOID AND ANY HOLDER OF ANY SUCH RIGHT (INCLUDING ANY SUBSEQUENT HOLDER) WILL BE UNABLE TO EXERCISE ANY SUCH RIGHT.
The Rights are redeemable by the Board at a redemption price of $0.0001 per Right (the “Redemption Price”) any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date (the date of such redemption being the “Redemption Date”). Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

After there is an Acquiring Person the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of (i) one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement or
(ii)   cash, Preferred Shares (including fractions thereof), Common Shares, in the case of holders of Common Shares (including fractions thereof), Class B Common Shares, in the case of holders of Class B Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement. Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the beneficial owner of 50% or more of the Common Shares then outstanding.
If the Board elects to mandatorily exchange any Rights, the Board may, at its option and without limiting any rights the Company may have under the Rights Agreement, cause the Company to enter into one or more arrangements it deems necessary or appropriate to implement and give effect to such mandatory exchange in the manner contemplated by the Rights Agreement, including by establishing one or more trusts or other mechanisms for the proper and orderly distribution of the securities and/or cash to be exchanged therefor.
At any time prior to the date the Company learns that a person or group (including any affiliate or associate of such person or group) has become an Acquisition Person (subject to exceptions), the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date will occur, the amount of the Purchase Price or the definition of “Acquiring Person”), except that no supplement or amendment may be made that extends the Expiration Date or reduces the Redemption Price.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement, including the terms of the Preferred Shares, will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company upon written request. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

[Form of Right Certificate]
Certificate No. [R]-                   Rights
NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT (AS DEFINED BELOW)), OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.
Right Certificate
CENTRUS ENERGY CORP.
This certifies that       , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “Rights Agreement”), among CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY N.A. (together with Computershare, the “Rights Agent”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earlier of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of the Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $100 (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.
The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of [      ], 20[    ]. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.
This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Class A Common Stock, par value $0.10 per share, of the Company or other securities of the Company deemed by the Board of Directors of the Company to be at least equivalent in value) of $0.0001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date.
The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates which evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby, in each case other than fractions constituting one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement). In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of:
CENTRUS ENERGY CORP.,
by

Name:
Title:
Attest:

Name:
Title:

Date of countersignature:
Countersigned:
COMPUTERSHARE TRUST COMPANY N.A.
as Rights Agent,
by
Authorized Signatory
COMPUTERSHARE INC.,
as Rights Agent,
by
Authorized Signatory

[On Reverse Side of Right Certificate]
FORM OF ELECTION TO PURCHASE
(To be executed by the registered holder if
such holder desires to exercise the Rights
represented by this Right Certificate.)
To the Rights Agent:
The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Preferred Shares (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
Please insert social security
or other identifying number
(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such
Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address)
Dated:                  ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.
The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate thereof.
Dated:       ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfer unto
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.
Dated:                  ,
Signature
Signature Guaranteed:
Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.
The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).
Signature

NOTICE
The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

SECOND AMENDMENT TO THE
SECTION 382 RIGHTS AGREEMENT
by and among
CENTRUS ENERGY CORP.,
COMPUTERSHARE TRUST COMPANY, N.A.
and
COMPUTERSHARE INC.
THIS SECOND AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Second Amendment”) is made and entered into as of April 3, 2019, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).
WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 (as amended, the “Agreement”);
WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);
WHEREAS, no Distribution Date has occurred on or prior to the date hereof;
WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and
WHEREAS, the Board has authorized and approved this Second Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Second Amendment:
1.   Definition of Final Expiration Date.   The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
“Final Expiration Date” shall mean the Close of Business on April 5, 2022.”
2.   Definition of Purchase Price.   The definition of Purchase Price set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
“Purchase Price” with respect to each Right shall mean $18.00, as such amount may from time to time be adjusted as provided in this Rights Agreement, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.”
3.   Deletion of Certain Definitions.   The definitions of “364th Day Date,” “2017 Annual Meeting,” and “2017 Proxy Statement” set forth in Section 1 of the Agreement are hereby deleted in their entirety.
4.   Amendment to Section 7(a).   Section 7(a) of the Agreement is hereby deleted and replaced with the following:
“Subject to the other provisions of this Rights Agreement (including Section 7(e) and Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the Close of Business on the effective date of the repeal of Section 382 if the Board determines that this Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”), one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment as provided in this Rights Agreement.”
5.   Form of Rights Certificates.   The first paragraph of the Form of Right Certificate set forth in Exhibit B to the Agreement is hereby deleted and replaced with the following:
“This certifies that                  , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “Rights Agreement”), among CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A. (together with Computershare, the “Rights Agent”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earliest of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), or (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward (the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $18.00 (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.”
6.   Summary of Rights.   The Summary of Rights set forth in Exhibit C to the Agreement is hereby amended as follows:
(a)   The reference to “$26.00” in the first paragraph of Exhibit C is hereby deleted and replaced with “$18.00”.
(b)   The sixth paragraph of Exhibit C is hereby deleted and replaced with the following:
“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on April 5, 2022, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”
7.   Certification of Compliance.   The undersigned representative of the Company hereby certifies that she is the duly elected and qualified Senior Vice President, Chief Financial Officer and Treasurer of the Company and that this Second Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.
8.   Miscellaneous.   This Second Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Second Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Second Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.
* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
CENTRUS ENERGY CORP.
By:
/s/ Marian K. Davis

Name: Marian K. Davis
Title: Senior Vice President, Chief Financial Officer and Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
By:
/s/ Patrick Hayes

Name: Patrick Hayes
Title: Vice President & Manager
COMPUTERSHARE INC.
By:
/s/ Patrick Hayes

Name: Patrick Hayes
Title: Vice President & Manager

THIRD AMENDMENT TO THE
SECTION 382 RIGHTS AGREEMENT
by and among
CENTRUS ENERGY CORP.,
COMPUTERSHARE TRUST COMPANY, N.A.
and
COMPUTERSHARE INC.
THIS THIRD AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Third Amendment”) is made and entered into as of April 13, 2020, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).
WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to (i) a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 and (ii) a Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019 (as amended, the “Agreement”);
WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);
WHEREAS, no Distribution Date has occurred on or prior to the date hereof;
WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and
WHEREAS, the Board has authorized and approved this Third Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directors the Rights Agent to execute this Third Amendment.
1.   Definition of Final Expiration Date.   The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
“Final Expiration Date” shall mean the Close of Business on June 30, 2021.”
2.   Summary of Rights.   The sixth paragraph of the Summary of Rights set forth in Exhibit C to the Agreement is hereby deleted and replaced with the following:
“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on June 30, 2021, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”
3.   Certification of Compliance.   The undersigned representative of the Company hereby certifies that he is the duly elected and qualified Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and that this Third Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.

4.   Miscellaneous.   This Third Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Third Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Third Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.
*****

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.
CENTRUS ENERGY CORP.
By:
/s/ Philip O. Strawbridge

Name: Philip O. Strawbridge
Title: Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
By:
/s/ Patrick Hayes

Name: Patrick Hayes
Title: Vice President and Manager
COMPUTERSHARE INC.
By:
/s/ Patrick Hayes

Name: Patrick Hayes
Title: Vice President and Manager

FOURTH AMENDMENT TO THE
SECTION 382 RIGHTS AGREEMENT
by and among
CENTRUS ENERGY CORP.,
COMPUTERSHARE TRUST COMPANY, N.A.
and
COMPUTERSHARE INC.
THIS FOURTH AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Fourth Amendment”) is made and entered into as of April 6, 2021, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).
WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to (i) a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017, (ii) a Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019, and (iii) a Third Amendment to the Section 382 Rights Agreement dated as of April 13, 2020 (as amended, the “Agreement”);
WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);
WHEREAS, no Distribution Date has occurred on or prior to the date hereof;
WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and
WHEREAS, the Board has authorized and approved this Fourth Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Fourth Amendment:
1.   Definition of Final Expiration Date.   The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
““Final Expiration Date” shall mean the Close of Business on June 30, 2023.”
2.   Summary of Rights.   The sixth paragraph of the Summary of Rights set forth in Exhibit C to the Agreement is hereby deleted and replaced with the following:
“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on June 30, 2023, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”
3.   Certification of Compliance.   The undersigned representative of the Company hereby certifies that he is the duly elected and qualified Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and that this Fourth Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.
4.   Miscellaneous.   This Fourth Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Fourth Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Fourth Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.
* * * * *
IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.
CENTRUS ENERGY CORP.
By:

Name: Philip O. Strawbridge
Title: Senior Vice President, Chief Financial
Officer, Chief Administrative Officer and Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
By:

Name:
Title:
COMPUTERSHARE INC.
By:

Name:
Title:

APPENDIX B
FIFTH AMENDMENT TO THE
SECTION 382 RIGHTS AGREEMENT
by and among
CENTRUS ENERGY CORP.,
COMPUTERSHARE TRUST COMPANY, N.A.
and
COMPUTERSHARE INC.
THIS FIFTH AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Fifth Amendment”) is made and entered into as of June [20], 2023, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).
WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to (i) a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017, (ii) a Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019, (iii) a Third Amendment to the Section 382 Rights Agreement dated as of April 13, 2020, and (iv) a Fourth Amendment to the Section 382 Rights Agreement dated as of June 16, 2021 (as amended, the “Agreement”);
WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);
WHEREAS, no Distribution Date has occurred on or prior to the date hereof;
WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and
WHEREAS, the Board has authorized and approved this Fifth Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Fifth Amendment:
1.   Definition of Final Expiration Date.   The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
““Final Expiration Date” shall mean the Close of Business on June 30, 2026.”
2.   Definition of Purchase Price.   The definition of Purchase Price set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:
““Purchase Price” with respect to each Right shall mean $[      ], as such amount may from time to time be adjusted as provided in this Rights Agreement and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.”
3.   Form of Rights Certificate.   The first paragraph of the Form of Rights Certificate set forth in Exhibit B to the Agreement is hereby deleted and replaced with the following:
“This certifies that                  , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016, as it may be amended from time to time (the “Rights Agreement”), by and among CENTRUS ENERGY CORP., a Delaware corporation (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A. (together with Computershare, the “Rights

Agent”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earliest of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), or (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward (the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successor(s) as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Shares”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $[         ] (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed.”
4.   Summary of Rights.   The Summary of Rights set forth in Exhibit C to the Agreement is hereby amended as follows:
(a)   The reference to “$18.00” in the first paragraph of Exhibit C is hereby deleted and replaced with “$[        ]”.
(b)   The sixth paragraph of the Summary of Rights set forth in Exhibit C to the Agreement is hereby deleted and replaced with the following:
“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on June 30, [2025], (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”
5.   Certification of Compliance.   The undersigned representative of the Company hereby certifies that he is the duly elected and qualified Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and that this Fifth Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.
6.   Miscellaneous.   This Fifth Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Fifth Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Fifth Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.
* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.
CENTRUS ENERGY CORP.
By:

Name: Philip O. Strawbridge
Title: Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
By:

Name:
Title:
COMPUTERSHARE INC.
By:

Name:
Title:

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

The Board of Directors recommends you vote FOR proposals 3, 4 and 5.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000609817_1 R1.0.0.6

CENTRUS ENERGY CORP.6901 ROCKLEDGE DRIVESUITE 800BETHESDA, MD 20817Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time on June 19, 2023. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records andto create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/LEU2023You may participate in the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and follow theinstructions. There will be no physical location at which Stockholders may attend themeeting.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on June 19, 2023. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345CONTROL SHARESTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYKEEP THIS PORTION FOR YOUR RECORDSThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01) Mikel H. Williams 02) Kirkland H. Donald 03) Tina W. Jonas 04) William J. Madia 05) Daniel B. Poneman06) Bradley J. Sawatzke 07) Neil S. SubinCENTRUS ENERGY CORP.6901 ROCKLEDGE DRIVESUITE 800BETHESDA, MD 20817Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time on June 19, 2023. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records andto create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/LEU2023You may participate in the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and follow theinstructions. There will be no physical location at which Stockholders may attend themeeting.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on June 19, 2023. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends youvote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain2. To hold an advisory vote to advise theBoard on the frequency of holding theadvisory vote on the Company's executivecompensation.The Board of Directors recommends you vote FORproposals 3, 4 and 5. For Against Abstain3. To hold an advisory vote to approve theCompany's executive compensation.4. To approve the Section 382 Rights Agreement, asamended.5. To ratify the appointment of Deloitte & ToucheLLP as the Company's independent auditors for2023.NOTE: This proxy may be voted, in the discretion ofthe proxy holders on any other matters that mayproperly come before the meeting or anypostponement or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.For Withhold For AllAll All ExceptTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSHARESCUSIP #SEQUENCE #0000609817_1 R1.0.0.6

0000609817_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com CENTRUS ENERGY CORP.Annual Meeting of StockholdersJune 20, 2023 10:00 AM EDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Philip O. Strawbridge and Dennis J. Scott, or either of them, as proxies, each with the power to appointhis or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the sharesof common stock of CENTRUS ENERGY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to beheld online via live webcast, at 10:00 AM, EDT on June 20, 2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will bevoted in accordance with the Board of Directors' recommendations as set forth on the reverse side.Continued and to be signed on reverse side

Your Vote Counts!CENTRUS ENERGY CORP. 2023 Annual Meeting Vote by June 19, 2023 11 :59 PM ET CENTRUS ENERGY CORP. 6901 ROCKLEDGE DRIVE SUITE 800 BETHESDA, MD 20817 You invested in CENTRUS ENERGY CORP. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 20, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 06, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here andvote without entering aI numberVote Virtually at the Meeting*June 20, 202310:00 AM EDTVirtually at:Vote Virtually at the Meeting*June 20, 202310:00 AM EDTwww.virtualshareholdermeeting.com/LEU2023*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1.Election of Directors Nominees:01)Mikel H. Williams02)Kirkland H. Donald03)Tina W. Jonas04)William J. Madia05)Daniel B. Poneman06)Bradley J. Sawatzke07) Neil S. Subin2. To hold an advisory vote to advise the Board on the frequency of holding the advisory vote on the Company's executive compensation.3. To hold an advisory vote to approve the Company's executive compensation.4. To approve the Section 382 Rights Agreement, as amended.5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 2023.Board Recommends 0For 0Year 0For 0For 0For NOTE: This proxy may be voted, in the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or any adjournment thereof.